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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2005 through January 31, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                     CLASSIC
                                     BALANCED
                                       FUND

                                   Semiannual
                                     Report

                                    1/31/06

                                 [LOGO]PIONEER
                                       Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         2

Portfolio Management Discussion               4

Portfolio Summary                             9

Prices and Distributions                     10

Performance Update                           11

Comparing Ongoing Fund Expenses              15

Schedule of Investments                      17

Financial Statements                         25

Notes to Financial Statements                33

Trustees, Officers and Service Providers     40

                                                                     President's

Dear Shareowners,
--------------------------------------------------------------------------------
We would like to welcome you to the first report of the Pioneer Classic Balanced Fund. We would like to extend a special welcome to fund investors who have joined us from the AmSouth Funds. On September 23, 2005 the transaction bringing all of the AmSouth Funds to Pioneer Investments was finalized.

As we look back at 2005, U.S. investors can see a year of major challenges, though without much change in the market indices. The problems in Iraq continued, oil prices rose, and three major hurricanes hit the United States. Short-term interest rates ratcheted steadily higher. Nevertheless, inflation remained low, the economy and corporate earnings continued to grow, and intermediate and long-term rates stayed about the same, signaling market confidence that the Federal Reserve could control the inflationary pressures induced by a rising economy.

The growing economy and profits were not reflected in the small gains in the major U.S. stock market indices, as declining Price/ Earnings ratios largely offset earnings gains. Among capitalization ranges, Mid-caps continued to lead, while Growth returns lagged Value only modestly.

The U.S. economy faces challenges in 2006, but from a position of relative strength. Although overall U.S. economic growth may slow somewhat in 2006, this would not necessarily be bad news for investors who are more concerned about inflation risk than the risk of economic weakness.

Fourth quarter gross domestic (GDP) product was slower than the preceding quarters, but this may be more of an aberration than an emerging trend as the first quarter GDP is likely to be quite strong. Past increases in interest rates and energy prices have not stalled economic, employment, or profit growth yet. Recent Fed language ("...some further measured policy firming may be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance.") suggested it is nearing the end of its steady tightening of monetary policy. That said, the Fed has signaled it is willing to continue to raise rates to prevent possible economic overheating and a rise in inflation. In the interim, growth appears solid and inflation appears to still be well-contained.

Letter

In 2005, rising interest rates and improving business conditions helped the dollar strengthen versus the euro, yen, and other key currencies. The stronger dollar muted - for U.S. investors - the high stock returns local investors in international markets enjoyed. Looking forward, the economies of Europe, Japan, and the emerging markets appear likely to exhibit continued growth and we continue to have a positive view of the opportunities in international equity markets for the coming year. Like the U.S. Fed, though, the European Central Bank and the Bank of Japan appear to be moving toward higher interest rate policies as their economies strengthen, limiting the opportunity for bond market rallies.

The breadth of economic possibilities here and abroad underscores the importance of maintaining a well-diversified portfolio. We believe this is a good time for investors to review their portfolio holdings with their advisor and determine if their portfolios are positioned to benefit from the wide range of investment opportunities that exist across many asset classes, and from the risk reduction that prudent asset allocation can offer.

Respectfully,
/s/Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Before investing, consider the fund's objectives, risks, charges and expenses. Contact your advisor or Pioneer investments for a prospectus containing this information. Read it carefully.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06
--------------------------------------------------------------------------------

With a sustained economic recovery and steady corporate profit growth as a backdrop, domestic equities performed relatively well during the six months ended January 31, 2006. However, returns generally were more modest in the fixed-income markets as the Federal Reserve Board continued to raise short-term rates and the yield differences between long- and short-term securities narrowed. The yield advantages of corporate bonds over government securities also grew tighter, making investments in corporate bonds less attractive to investors. In the following interview, Walter Hunnewell, Jr., who is one of Pioneer Classic Balanced Fund's co-managers, and Richard Schlanger, who is a member of Pioneer's Fixed Income team, discuss the markets and the factors that affected performance during the six months.

Q:   How did the Fund perform during the six months ended January 31, 2006?

A: Pioneer Classic Balanced Fund (Class A shares) returned 4.37% during the six-month period, at net asset value. During the same period, the average return of the 698 funds in Lipper's Balanced Fund category was 4.47%. In comparison, the Standard and Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index returned 4.67% and 0.58%, respectively, over the same period.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What strategies do you use in managing the Fund?

A: Almost two months into the period, on September 23, 2005, the former AmSouth Balanced Fund was reorganized as the Pioneer Classic Balanced Fund, and Pioneer Investment Management assumed portfolio management responsibilities. Since then, the Fund has been managed in accord with our equity and fixed-income disciplines, emphasizing fundamental research and drawing on the global resources of the Pioneer organization.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     As a balanced fund, the Fund is managed with the goal of seeking both capital growth and current income through a diversified portfolio of both equity and fixed-income securities. The Fund has a normal allocation of 60% equities and 40% fixed income, but the allocation can vary depending upon Pioneer's assessment of relative opportunities in the markets. Since Pioneer assumed management responsibilities, the equity portfolio has increased from about 60% of Fund assets to about 65% of assets. That was the result of both a deliberate policy to increase the Fund's emphasis on stocks and the appreciation of the value of equity assets in the portfolio.

Q: What were the principal factors that affected the performance of the Fund's bond portfolio for the period?

A: We believed that corporate bonds were becoming less attractive relative to mortgages and governments as their yield advantages narrowed. As a consequence, we reduced our corporate positions. We also de-emphasized bonds in the finance sector, whose earnings we believed were vulnerable as the Federal Reserve continued to raise short-term interest rates. We sold, for example, bonds issued by Prudential Funding and by Devon Financing. In addition, we sold DaimlerChrysler holdings because of our concerns surrounding the auto sector. At the same time, we added to our mortgage holdings and invested in long-term Treasuries because of the attractive income that they offered relative to other types of fixed-income securities. While we maintained a high-quality portfolio, we looked for selective opportunities in corporate bonds where we had confidence in the underlying credit fundamentals of the companies behind them.

     The average credit quality of the portfolio's holdings was AA on January 31, 2006. About one-third of the portfolio's assets was invested in Treasuries and another one-third was invested in mortgages. Government agencies accounted for about 10% of fixed- income assets, while corporate industrial bonds accounted for 21%. Bank and finance bonds were reduced to about 12% of fixed-income assets. We kept average maturity and duration - both of which measure sensitivity to changes in interest rates - consistent with that of the benchmark Lehman Brothers Government/Credit Bond Index.

     The increasing emphasis on mortgage-backed securities helped performance, as did the lack of exposure to some of the more notable poor-performing corporate bonds, including securities

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06                              (continued)
--------------------------------------------------------------------------------

     issued by General Motors and Ford, the credit ratings of which have fallen from investment-grade to below investment-grade.

Q: What were the principal factors that affected the performance of the Fund's equity portfolio during the six months?

A: We shifted the portfolio's focus from a growth-oriented style to more of a value-oriented style, with an emphasis on reasonably priced large- and mid-cap stocks. We also looked to increase the dividend income from our stock holdings. Reflecting this shift, by January 31, 2006, the average price - as reflected by price/ earnings ratios - of our holdings was lower than that of the benchmark Standard & Poor's 500 Index, but the average dividend yield was higher than the S&P 500's.

     In repositioning the equity portfolio, we sold our positions in many higher-priced growth stocks, including those of technology companies Cisco Systems and Qualcomm, biotechnology leader Amgen, and eBay, the Internet auctioneer. We established large positions in less expensively priced, higher-yielding companies, including Bristol-Myers and Merck, two pharmaceutical companies that our research indicated offered potential interesting opportunities after being out of favor in the market. Another new holding was Washington Mutual, which was trading at a low price and offered a relatively high yield. In addition, we invested in some companies, such as Federated Department Stores, not because we were attracted by their dividend yield, but because we believed they offered superior capital appreciation potential as the result of their unrecognized earnings power. We also established a relatively small position in several real estate investment trusts (REITs), which had been absent from the portfolio. However, we limited the Fund's exposure because of our concern about the vulnerability of REITs to increases in interest rates. One of our larger REIT positions was Brandywine Realty.

Q: What were some of the individual equity investments that particularly influenced results?

A: We overweighted the energy sector, which helped performance substantially as energy stocks rallied and the prices of commodities increased. Among the better performers were oil services companies such as Global Santa Fe and Schlumberger, as well as Marathon Oil, an integrated oil company. Deere, the farm equipment company, was our largest individual holding by the end of the

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     six months and made a substantial contribution to performance. We increased our weighting in Deere because it was selling at what we thought was a very low price. In our opinion the dividend yield was not high, but we believed it offered superior price appreciation potential because we think the overall stock market is underestimating how long demand for farm equipment will be sustained. Merck, which we added to the portfolio, also performed well as its stock value recovered from a depressed level.

     One of the disappointing performers was Dow Chemical, whose stock price fell because investors had questions about pricing for ethylene products, a significant part of Dow's business. However, we believed that ethylene inventories are generally low and Dow should have an opportunity to sustain good pricing for its products. As a result, we continue to favor the company.

Q:   What is your investment outlook?

A: We think that the economy will continue to expand and corporate profits should continue to improve, but the rates of economic growth and corporate earnings growth may begin to slow during the current year. As we enter 2006, we believe the stock market is reasonably valued. We also think the emphasis on higher dividend-paying stocks gives the Fund the potential to do well in the current environment. We have found interesting opportunities among higher-dividend pharmaceutical companies and telecommunication services companies and in companies that have demonstrated abilities to produce cash flow to support and increase their dividend payouts to shareholders.

     We believe the Federal Reserve is likely to continue to raise short-term interest rates, at least in the near term. In managing the fixed-income portfolio, we will look for signals about any shifts in policy emphasis under new Federal Reserve Chairman Ben Bernanke, although we think the Fed will remain determined to keep inflationary pressures under control. If longer-term interest rates were to increase significantly, bonds could provide an interesting opportunity for investment. Overall, we believe demand for U.S. securities by foreign investors should help provide continued support for bond prices in the United States.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06                              (continued)
--------------------------------------------------------------------------------

     When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 1/31/06
--------------------------------------------------------------------------------

 Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                              62.0%
U.S. Government Securities                      22.3%
U.S. Corporate Bonds                            10.6%
Collateralized Mortgage Obligations             0.4%
Depositary Receipts for International Stocks    2.0%
Convertible Preferred Stocks                    1.3%
Temporary Cash Investment                       1.3%
Asset Backed Securities                         0.1%

 Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Government                                      21.9%
Financials                                      16.9%
Industrials                                     10.0%
Energy                                          9.2%
Consumer Discretionary                          9.0%
Health Care                                     8.3%
Telecommunication Services                      6.5%
Utilities                                       6.3%
Information Technology                          4.7%
Materials                                       3.7%
Consumer Staples                                3.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)*

 1. U.S. Treasury Bonds, 6.25%, 8/15/23         4.50%
 2. Deere & Co.                                 3.08
 3. Bristol-Myers Squibb Co.                    2.79
 4. Washington Mutual, Inc.                     2.77
 5. USX-Marathon Group, Inc.                    2.72
 6. Atmos Energy Corp.                          2.68
 7. U.S. Bancorp                                2.66
 8. AT&T Corp.                                  2.50
 9. Chevron Corp.                               2.41
10. Brandywine Realty Trust                     2.38

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class      1/31/06       7/31/05
-------    ---------     --------
A           $11.03        $13.05
B           $10.97        $13.00
C           $11.05        $12.86
Y           $11.04        $13.05

Distributions Per Share
--------------------------------------------------------------------------------

                      8/1/05 - 1/31/06
          -------------------------------------------
              Net
           Investment      Short-Term        Long-Term
 Class      Income       Capital Gains     Capital Gains
-------   ------------   ---------------   --------------
A           $0.1228            $ -           $2.3913
B           $0.0755            $ -           $2.3913
C           $0.0515            $ -           $2.3913
Y           $0.1344            $ -           $2.3913

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Government/Credit Bond Index measures the performance of all debt obligations of the U.S. government agencies and all investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

The indexes defined here pertain to the Value of $10,000 Investment charts on pages 11-14.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2006)
                   Net Asset    Public Offering
Period            Value (NAV)     Price (POP)
 10 Years            7.87%         7.37%
 5 Years             5.14          4.18
 1 Year              8.38          3.48

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                Lehman Brothers
                Government/Credit      Pioneer Classic      Standard & Poor's
                Bond Index             Balanced Fund        500 Index
1/96             10000                      9550                  10000
                 10239                     10467                  12633
1/98             11383                     12508                  16031
                 12375                     14013                  21243
1/00             12021                     13812                  23439
                 13675                     15845                  23228
1/02             14700                     16321                  19480
                 16202                     14972                  14999
1/04             17113                     17962                  20180
                 17793                     18786                  21436
1/06             18056                     20361                  23660

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2006)

Period                    If            If
                         Held         Redeemed
 Life-of-Class
 (9/3/97)                5.74%         5.74%
 5 Years                 4.33          4.33
 1 Year                  7.51          4.03

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                Lehman Brothers
                Government/Credit      Pioneer Classic      Standard & Poor's
                Bond Index             Balanced Fund        500 Index
9/97            $10,000                   $10,000              $10,000
1/98            $10,467                   $10,200              $10,401
                $11,379                   $11,345              $13,782
1/00            $11,053                   $11,095              $15,208
                $12,574                   $12,645              $15,070
1/02            $13,516                   $12,931              $12,639
                $14,896                   $11,772              $ 9,731
1/04            $15,735                   $14,016              $13,093
                $16,361                   $14,543              $13,907
1/06            $16,602                   $15,634              $15,350

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2006)
                          If             If
Period                   Held         Redeemed
 Life-of-Class
 (9/3/97)                5.81%         5.81%
 5 Years                 4.45          4.45
 1 Year                  8.10          8.10

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                Lehman Brothers
                Government/Credit      Pioneer Classic      Standard & Poor's
                Bond Index             Balanced Fund        500 Index

9/97               10000                    10000               10000
1/98               10200                    10467               10401
                   11345                    11379               13782
1/00               11095                    11053               15208
                   12645                    12574               15070
1/02               12931                    13516               12639
                   11772                    14896                9731
1/04               14016                    15735               13093
                   14543                    16361               13907
1/06               15721                    16602               15350


Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2006)
                          If            If
Period                   Held        Redeemed
 10 Years                8.04%         8.04%
 5 Years                 5.33          5.33
 1 Year                  8.64          8.64

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Lehman Brothers
                Government/Credit      Pioneer Classic      Standard & Poor's
                    Bond Index             Balanced Fund        500 Index
1/96                10000                    10000                  10000
                    10239                    10964                  12633
1/98                11383                    13107                  16031
                    12375                    14732                  21243
1/00                12021                    14546                  23439
                    13675                    16716                  23228
1/02                14700                    17255                  19480
                    16202                    15868                  14999
1/04                17113                    19046                  20180
                    17793                    19948                  21436
1/06                18056                    21671                  23660

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from August 1, 2005 through January 31, 2006.

Share Class                          A              B              C              Y
---------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 8/1/05
Ending Account Value             $1,043.70      $1,039.00      $1,028.90      $1,045.40
On 1/31/06
Expenses Paid During Period*     $    6.49      $   11.51      $    9.36      $    5.21

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, 2.24%, 1.83% and 1.01%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                      (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2005 through January 31, 2006.

Share Class                          A              B              C              Y
---------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 8/1/05
Ending Account Value             $1,018.85      $1,013.91      $1,015.98      $1,020.11
On 1/31/06
Expenses Paid During Period*     $    6.41      $   11.37      $    9.30      $    5.14

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, 2.24%, 1.83% and 1.01%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06 (unaudited)
--------------------------------------------------------------------------------

            S&P/Moody's
Principal   Ratings
 Amount     (unaudited)                                                                 Value
                          CONVERTIBLE PREFERRED STOCK - 1.3%
                          Automobiles & Components - 1.3%
                          Automobile Manufacturers - 1.3%
$54,235      B+ / N/A     Ford Capital Trust, 6.5%, 1/15/32                       $ 1,738,774
                                                                                  -----------
                          TOTAL CONVERTIBLE PREFERRED STOCK
                          (Cost $1,680,235)                                       $ 1,738,774
                                                                                  -----------
 Shares                   COMMON STOCKS - 64.2%
                          Energy - 9.1%
                          Integrated Oil & Gas - 6.4%
 26,883                   ConocoPhillips                                          $ 1,739,330
 52,142                   Chevron Corp.                                             3,096,192
 45,526                   USX-Marathon Group, Inc.                                  3,499,584
                                                                                  -----------
                                                                                  $ 8,335,106
                                                                                  -----------
                          Oil & Gas Drilling - 1.8%
 37,666                   GlobalSantaFe Corp.                                     $ 2,299,509
                                                                                  -----------
                          Oil & Gas Equipment & Services - 0.9%
  9,182                   Schlumberger, Ltd.                                      $ 1,170,246
                                                                                  -----------
                          Total Energy                                            $11,804,861
                                                                                  -----------
                          Materials - 3.7%
                          Diversified Chemical - 3.7%
 39,461                   E.I. du Pont de Nemours and Co.                         $ 1,544,898
 53,190                   Dow Chemical Co.                                          2,249,937
 46,604                   Olin Corp.                                                  955,382
                                                                                  -----------
                                                                                  $ 4,750,217
                                                                                  -----------
                          Total Materials                                         $ 4,750,217
                                                                                  -----------
                          Capital Goods - 7.0%
                          Aerospace & Defense - 1.2%
 25,732                   United Technologies Corp.                               $ 1,501,977
                                                                                  -----------
                          Construction & Farm Machinery & Heavy Trucks - 3.0%
 55,258                   Deere & Co.                                             $ 3,965,314
                                                                                  -----------
                          Electrical Component & Equipment - 1.6%
 26,595                   Emerson Electric Co.                                    $ 2,059,783
                                                                                  -----------
                          Industrial Conglomerates - 1.2%
 21,846                   3M Co.                                                  $ 1,589,297
                                                                                  -----------
                          Total Capital Goods                                     $ 9,116,371
                                                                                  -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited)                         (continued)
--------------------------------------------------------------------------------


 Shares                                                      Value
            Consumer Services - 2.6%
            Hotels, Resorts & Cruise Lines - 0.5%
 12,819     Carnival Corp.                             $   663,511
                                                       -----------
            Specialized Consumer Services - 2.1%
207,381     Servicemaster Co.                          $ 2,683,510
                                                       -----------
            Total Consumer Services                    $ 3,347,021
                                                       -----------
            Media - 1.3%
            Movies & Entertainment - 1.3%
 89,833     Regal Entertainment Group                  $ 1,662,809
                                                       -----------
            Total Media                                $ 1,662,809
                                                       -----------
            Retailing - 1.9%
            Department Stores - 1.9%
 37,265     Federated Department Stores, Inc.          $ 2,482,967
                                                       -----------
            Total Retailing                            $ 2,482,967
                                                       -----------
            Food, Beverage & Tobacco - 1.2%
            Packaged Foods & Meats - 1.2%
 30,964     H.J. Heinz Co., Inc.                       $ 1,050,918
 24,499     Lance, Inc.*                                   530,648
                                                       -----------
                                                       $ 1,581,566
                                                       -----------
            Total Food, Beverage & Tobacco             $ 1,581,566
                                                       -----------
            Household & Personal Products - 1.3%
            Household Products - 1.3%
 27,545     Procter & Gamble Co.                       $ 1,631,490
                                                       -----------
            Total Household & Personal Products        $ 1,631,490
                                                       -----------
            Pharmaceuticals & Biotechnology - 8.3%
            Pharmaceuticals - 8.3%
 22,925     Abbott Laboratories                        $   989,214
157,304     Bristol-Myers Squibb Co.                     3,584,958
 24,695     Johnson & Johnson                            1,420,950
 31,344     Eli Lilly & Co.                              1,774,697
 85,484     Merck & Co., Inc.                            2,949,198
                                                       -----------
                                                       $10,719,017
                                                       -----------
            Total Pharmaceuticals & Biotechnology      $10,719,017
                                                       -----------
            Banks - 8.3%
            Diversified Banks - 5.6%
 67,508     Bank of America Corp.                      $ 2,985,879
114,272     U.S. Bancorp                                 3,417,876
 17,035     Wachovia Corp.                                 934,029
                                                       -----------
                                                       $ 7,337,784
                                                       -----------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                  Value
            Thrifts & Mortgage Finance - 2.7%
 84,170     Washington Mutual, Inc.                               $ 3,562,074
                                                                  -----------
            Total Banks                                           $10,899,858
                                                                  -----------
            Real Estate - 3.7%
            Real Estate Investment Trusts - 3.7%
 97,252     Brandywine Realty Trust                               $ 3,058,575
 15,063     Camden Property Trust                                     980,601
 10,709     Hospitality Properties Trust                              459,095
 10,125     Mills Corp.                                               419,681
                                                                  -----------
                                                                  $ 4,917,952
                                                                  -----------
            Total Real Estate                                     $ 4,917,952
                                                                  -----------
            Software & Services - 1.8%
            Data Processing & Outsourced Services - 1.8%
 53,979     Automatic Data Processing, Inc.                       $ 2,371,837
                                                                  -----------
            Total Software & Services                             $ 2,371,837
                                                                  -----------
            Technology Hardware & Equipment - 2.0%
            Communications Equipment - 2.0%
138,731     Nokia Corp. (A.D.R.)                                  $ 2,549,876
                                                                  -----------
            Total Technology Hardware & Equipment                 $ 2,549,876
                                                                  -----------
            Telecommunication Services - 6.5%
            Integrated Telecommunication Services - 6.5%
123,827     AT&T Corp.                                            $ 3,213,311
 91,073     BellSouth Corp.                                         2,620,170
209,570     Citizens Utilities Co. (Class B)                        2,571,424
                                                                  -----------
                                                                  $ 8,404,905
                                                                  -----------
            Total Telecommunication Services                      $ 8,404,905
                                                                  -----------
            Utilities - 5.5%
            Electric Utilities - 1.2%
 35,815     Edison International                                  $ 1,569,415
                                                                  -----------
            Gas Utilities - 2.6%
131,275     Atmos Energy Corp.                                    $ 3,449,907
                                                                  -----------
            Independent Power Producer & Energy Traders - 1.6%
 41,161     TXU Corp.                                             $ 2,084,393
                                                                  -----------
            Total Utilities                                       $ 7,103,715
                                                                  -----------
            TOTAL COMMON STOCKS
            (Cost $78,263,630)                                    $83,344,462
                                                                  -----------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited)                         (continued)
--------------------------------------------------------------------------------

            S&P/Moody's
Principal   Ratings
   Amount   (unaudited)                                                                 Value
                          ASSET BACKED SECURITIES - 0.1%
                          Diversified Financials - 0.1%
                          Diversified Financial Services - 0.1%
  $95,597   BB-/Ba2       Caithness Coso Fund Corp., 6.263%,
                          6/15/14 (144A)                                          $   95,509
                                                                                  ----------
                          TOTAL ASSET BACKED SECURITIES
                          (Cost $94,928)                                          $   95,509
                                                                                  ----------
                          COLLATERALIZED MORTGAGE OBLIGATIONS - 0.4%
                          Government - 0.4%
  500,000   AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                              $  502,408
                                                                                  ----------
                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                          (Cost $504,141)                                         $  502,408
                                                                                  ----------
                          CORPORATE BONDS - 10.7%
                          Capital Goods - 1.8%
                          Aerospace & Defense - 0.6%
  320,000   A/A2          Honeywell, Inc., 7.0%, 3/15/07                          $  326,230
  500,000   A/A2          General Dynamics Corp., 4.5%, 8/15/10                      490,160
                                                                                   ---------
                                                                                  $  816,390
                                                                                  ----------
                          Electrical Component & Equipment - 0.1%
  120,000   NR/Ba1        Orcal Geothermal, 6.21%, 12/30/20 (144A)                $  119,394
                                                                                  ----------
                          Industrial Conglomerates - 1.1%
1,500,000   AAA/Aaa       GE Electric Co., 5.0%, 2/1/13                           $1,487,834
                                                                                  ----------
                          Total Capital Goods                                     $2,423,618
                                                                                  ----------
                          Transportation - 1.1%
                          Airlines - 0.8%
1,000,000   A/Baa1        Southwest Airlines Co., 5.25%, 10/1/14                  $  967,294
                                                                                  ----------
                          Railroads - 0.3%
  400,000   BBB/Baa2      Union Pacific Corp., 5.75%, 10/15/07                    $  404,625
                                                                                  ----------
                          Total Transportation                                    $1,371,919
                                                                                  ----------
                          Automobiles & Components - 0.2%
                          Tires & Rubber - 0.2%
  250,000   B-/B3         Goodyear Tire & Rubber, 8.5%, 3/15/07                   $  254,375
                                                                                  ----------
                          Total Automobiles & Components                          $  254,375
                                                                                  ----------
                          Consumer Durables & Apparel - 0.1%
                          Home Furnishings - 0.1%
  135,000   BBB-/Baa3     Mohawk Industries, Inc., 6.125%, 1/15/16                $  135,744
                                                                                  ----------
                          Total Consumer Durables & Apparel                       $  135,744
                                                                                  ----------

20 The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            S&P/Moody's
Principal   Ratings
   Amount   (unaudited)                                                        Value
                          Consumer Services - 0.6%
                          Restaurants - 0.6%
$ 700,000   A/A2          McDonalds Corp., 5.75%, 3/1/12                  $  719,999
                                                                          ----------
                          Total Consumer Services                         $  719,999
                                                                          ----------
                          Media - 0.4%
  500,000   BBB+/Baa2     Comcast Cable Corp., 6.75%, 1/30/11             $  526,646
                                                                          ----------
                          Total Media                                     $  526,646
                                                                          ----------
                          Retailing - 0.6%
                          General Merchandise Stores - 0.4%
  500,000   A+/A2         Target Corp., 5.875%, 3/1/12                    $  521,536
                                                                          ----------
                          Specialty Stores - 0.2%
  250,000   BBB-/Baa3     Tanger Factory Outlet Centers, Inc.,
                          6.15%, 11/15/15                                 $  250,145
                                                                          ----------
                          Total Retailing                                 $  771,681
                                                                          ----------
                          Food, Beverage & Tobacco - 1.0%
                          Packaged Foods & Meats - 0.2%
  300,000   A+/A1         Unilever Capital Corp., 7.125%, 11/1/10         $  323,868
                                                                          ----------
                          Soft Drinks - 0.7%
1,000,000   A-/A3         Diageo Plc, 3.5%, 11/19/07                      $  972,396
                                                                          ----------
                          Total Food, Beverage & Tobacco                  $1,296,264
                                                                          ----------
                          Banks - 0.8%
                          Diversified Banks - 0.5%
  475,000   A+/Aa3        Wachovia Corp., 6.625%, 11/15/06                $  479,684
  135,000   BB/Baa2       Kazkommerts International BV, 8.0%, 11/3/15        141,919
                                                                          ----------
                                                                          $  621,603
                                                                          ----------
                          Regional Banks - 0.3%
  500,000   A/Aa3         Branch Banking & Trust Co., 4.875%, 1/15/13     $  491,912
                                                                          ----------
                          Total Banks                                     $1,113,515
                                                                          ----------
                          Diversified Financials - 0.8%
                          Asset Management & Custody Banks - 0.8%
1,000,000   A+/A1         Northern Trust Co., 7.1%, 8/1/09                $1,066,586
                                                                          ----------
                          Total Diversified Financials                    $1,066,586
                                                                          ----------
                          Insurance - 1.3%
                          Life & Health Insurance - 0.4%
  500,000   AA/Aa3        Protective Life, 4.0%, 10/7/09                  $  485,351
                                                                          ----------
                          Multi-Line Insurance - 0.1%
  100,000   BB+/Ba1       Hanover Insurance Group, 7.625%, 10/15/25       $  102,444
                                                                          ----------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited)                         (continued)
--------------------------------------------------------------------------------

             S&P/Moody's
 Principal   Ratings
    Amount   (unaudited)                                                                  Value
                          Property & Casualty Insurance - 0.8%
$1,000,000   AAA/Aaa      Berkshire Hathway, Inc., 3.375%, 10/15/08                 $   961,995
   100,000   BBB-/NR      Kingsway America, Inc., 7.5%, 2/1/14                          102,225
                                                                                    -----------
                                                                                    $ 1,064,220
                                                                                    -----------
                          Total Insurance                                           $ 1,652,015
                                                                                    -----------
                          Real Estate - 0.3%
                          Real Estate Investment Trust - 0.3%
   400,000   BBB-/Baa3    Health Care, REIT, Inc., 6.2%, 6/1/16                     $   399,156
                                                                                    -----------
                          Total Real Estate                                         $   399,156
                                                                                    -----------
                          Technology Hardware & Equipment - 0.9%
                          Computer Hardware - 0.9%
 1,000,000   A+/A1        International Business Machines, 7.5%, 6/15/13            $ 1,145,106
                                                                                    -----------
                          Total Technology Hardware & Equipment                     $ 1,145,106
                                                                                    -----------
                          Utilities - 0.8%
                          Electric Utilities - 0.3%
   500,000   A/A2         Alabama Power Co., 3.5%, 11/15/07                         $   487,262
                                                                                    -----------
                          Independent Power Producer & Energy Traders - 0.5%
   500,000   BBB/Baa1     Duke Energy Corp., 6.25%, 1/15/12                         $   521,906
                                                                                    -----------
                          Total Utilities                                           $ 1,009,168
                                                                                    -----------
                          TOTAL CORPORATE BONDS
                          (Cost $14,084,290)                                        $13,885,792
                                                                                    -----------
                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.4%
                          Government - 22.4%
 1,500,000   AAA/Aaa      Fannie Mae, 4.625%, 10/15/14                              $ 1,476,473
 1,000,000   AAA/Aaa      Federal Home Loan Bank, 4.375%, 3/17/10                       984,161
 1,408,394   AAA/Aaa      Federal Home Loan Mortgage Corp.,
                          4.5%, 8/1/20                                                1,370,001
   594,970   AAA/Aaa      Federal National Mortgage Association,
                          4.5%, 11/1/20                                                 577,781
   542,442    NR/NR       Federal Home Loan Mortgage Corp.,
                          5.27%, 12/28/12                                               541,256
   607,480   AAA/Aaa      Federal National Mortgage Association,
                          5.5%, 11/1/16                                                 611,840
   513,205    NR/NR       Federal Home Loan Mortgage Corp, 5.5%, 9/1/17                 516,389
   603,211   AAA/Aaa      Federal National Mortgage Association,
                          5.5%, 11/1/16                                                 607,540
   810,305   AAA/Aaa      Federal National Mortgage Association,
                          5.5%, 11/1/17                                                 815,918
 1,169,932   AAA/Aaa      Federal National Mortgage Association,
                          5.5%, 10/1/35                                               1,157,787

22    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             S&P/Moody's
 Principal   Ratings
   Amount    (unaudited)                                                         Value
                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$ 589,150    AAA/Aaa      Federal National Mortgage Association,
                          5.5%, 10/1/35                                             $    583,035
1,498,497    AAA/Aaa      Federal National Mortgage Association,
                          5.5%, 12/1/35                                                1,482,942
  995,550    AAA/Aaa      Federal National Mortgage Association,
                          5.5%, 12/1/35                                                  985,215
1,500,000    AA-/Aa2      Freddie Mac, 6.25%, 3/5/12                                   1,518,797
  484,942    AAA/Aaa      Government National Mortgage Association,
                          5.5%, 2/15/35                                                  487,244
  580,646    AAA/Aaa      Government National Mortgage Association,
                          6.0%, 6/15/33                                                  595,929
  443,541    AAA/Aaa      Government National Mortgage Association,
                          6.5%, 11/20/28                                                 461,459
  398,693    AAA/Aaa      Government National Mortgage Association,
                          6.5%, 5/15/31                                                  417,323
  642,474    AAA/Aaa      Government National Mortgage Association,
                          6.5%, 7/15/32                                                  672,324
  273,258    AAA/Aaa      Government National Mortgage Association,
                          6.5%, 6/15/32                                                  285,954
  282,319    AAA/Aaa      Government National Mortgage Association,
                          6.5%, 12/15/32                                                 295,492
1,000,000    AAA/Aaa      U.S. Treasury Bonds, 4.0%, 6/15/09                             984,531
2,500,000    AAA/Aaa      U.S. Treasury Bonds, 4.25%, 11/15/13                         2,451,758
4,925,000    AAA/Aaa      U.S. Treasury Bonds, 6.25%, 8/15/23                          5,797,651
1,000,000    AAA/Aaa      U.S. Treasury Bonds, 7.25%, 8/15/22                          1,284,922
  500,000    AAA/Aaa      U.S. Treasury Notes, 5.5%, 8/15/28                             552,520
1,300,000    AAA/Aaa      U.S. Treasury Notes, 7.5%, 11/15/16                          1,614,484
                                                                                    ------------
                                                                                    $ 29,130,726
                                                                                    ------------
                          TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                          (Cost $28,411,750)                                        $ 29,130,726
                                                                                    ------------
                          TEMPORARY CASH INVESTMENT - 1.3%
                          Security Lending Collateral - 1.3%
1,691,800                 Security Lending Investment Fund, 4.37%                   $  1,691,800
                                                                                    ------------
                          TOTAL TEMPORARY CASH INVESTMENT
                          (Cost $1,691,800)                                         $  1,691,800
                                                                                    ------------
                          TOTAL INVESTMENTS IN SECURITIES - 100.4%
                          (Cost $124,730,773)                                       $130,389,471
                                                                                    ------------
                          OTHER ASSETS AND LIABILITIES - (0.4)%                     $   (474,322)
                                                                                    ------------
                          TOTAL NET ASSETS - 100.0%                                 $129,915,149
                                                                                    ============

The accompanying notes are an integral part of these financial statements.   23

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited)                         (continued)
--------------------------------------------------------------------------------

(A.D.R.) American Depositary Receipt

*        Non-income producing security

N/R      Not rated by either S&P or Moody's

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration At January 31, 2006, the value of these securities amounted to $214,903 or 0.2% of total net assets.

(a) At January 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $124,730,773 was as follows:

         Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                              $ 7,400,804
         Aggregate gross unrealized loss for all investments in which
         there is an excess of tax cost over value                               (1,742,106)
                                                                                -----------
         Net unrealized gain                                                    $ 5,658,698
                                                                                ===========

(b)      At January 31, 2006, the following security was out on loan:

                                                                                     Market
   Shares                       Security                                              Value
   89,800                       Regal Entertainment Group                       $ 1,662,198
                                                                                -----------
                                Total                                           $ 1,662,198
                                                                                ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2006 aggregated $147,389,051 and $207,157,129, respectively.

24    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 1/31/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $1,662,198) (cost $124,730,773)                                             $130,389,471
  Receivables -
    Investment securities sold                                                     7,449,593
    Fund shares sold                                                                  63,607
    Dividends, interest and foreign taxes withheld                                   804,942
    Due from Pioneer Investment Management, Inc.                                          62
  Other                                                                                9,668
                                                                                ------------
     Total assets                                                               $138,717,343
                                                                                ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                             $    504,141
    Fund shares repurchased                                                          223,898
    Upon return of securities loaned                                               1,691,800
  Due to bank                                                                      6,289,047
  Due to affiliates                                                                   31,926
  Accrued expenses                                                                    61,382
                                                                                ------------
     Total liabilities                                                          $  8,802,194
                                                                                ------------
NET ASSETS:
  Paid-in capital                                                               $115,089,592
  Undistributed net investment income                                                  2,896
  Accumulated net realized gain on investments                                     9,163,963
  Net unrealized gain on investments                                               5,658,698
                                                                                ------------
     Total net assets                                                           $129,915,149
                                                                                ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $71,849,763/6,515,399 shares)                               $      11.03
                                                                                ============
  Class B (based on $22,030,387/2,008,319 shares)                               $      10.97
                                                                                ============
  Class C (based on $8,840/800 shares)                                          $      11.05
                                                                                ============
  Class Y (based on $36,026,159/3,264,046 shares)                               $      11.04
                                                                                ============
MAXIMUM OFFERING PRICE:
  Class A ($11.03 [divided by] 95.5% )                                          $      11.55
                                                                                ============

The accompanying notes are an integral part of these financial statements.   25

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/06


INVESTMENT INCOME:
  Dividends                                                $1,312,677
  Interest                                                  1,446,309
                                                           ----------
     Total investment income                                               $ 2,758,986
                                                                           -----------
EXPENSES:
  Management fees                                          $  543,487
  Transfer agent fees and expenses
    Class A                                                    24,066
    Class B                                                    28,998
    Class C                                                        48
    Class Y                                                     3,875
  Distribution fees
    Class A                                                   102,899
    Class B                                                   117,299
    Class C                                                       141
    Class Y                                                     7,735
  Administrative reimbursements                                55,309
  Custodian fees                                               11,186
  Registration fees                                            32,823
  Professional fees                                            48,241
  Printing expense                                             14,844
  Fees and expenses of nonaffiliated trustees                   7,836
  Miscellaneous                                                21,557
                                                           ----------
    Total expenses                                                         $ 1,020,344
    Less management fees waived and expenses
     reimbursed by Advisor                                                      (5,276)
    Less fees paid indirectly                                                     (629)
                                                                           -----------
    Net expenses                                                           $ 1,014,439
                                                                           -----------
     Net investment income                                                 $ 1,744,547
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                         $12,415,576
                                                                           -----------
  Change in net unrealized gain on investments                             $(8,322,774)
                                                                           -----------
    Net gain on investments                                                $ 4,092,802
                                                                           -----------
    Net increase in net assets resulting from operations                   $ 5,837,349
                                                                           ===========

26 The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/06 and the Year Ended 7/31/05

                                                             Six Months
                                                           Ended 1/31/06       Year Ended
                                                            (unaudited)         7/31/05
FROM OPERATIONS:
Net investment income                                       $  1,744,547      $  3,134,139
Net realized gain on investments                              12,415,576        29,924,494
Change in net unrealized gain/loss on investments             (8,322,774)      (15,504,907)
                                                            ------------      ------------
    Net increase in net assets resulting
     from operations                                        $  5,837,349      $ 17,553,726
                                                            ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.12 and $0.25 per share, respectively)       $   (826,162)     $ (2,032,361)
    Class B ($0.08 and $0.16 per share, respectively)           (150,722)         (328,280)
    Class C ($0.05 and $0.00 per share, respectively)               (412)                -
    Class Y ($0.13 and $0.27 per share, respectively)           (566,283)       (1,202,588)
Net realized gain:
    Class A ($2.39 and $0.03 per share, respectively)        (13,270,663)         (263,067)
    Class B ($2.39 and $0.03 per share, respectively)         (4,135,506)          (68,817)
    Class C ($2.39 and $0.00 per share, respectively)            (20,142)                -
    Class Y ($2.39 and $0.03 per share, respectively)         (8,734,998)         (161,251)
                                                            ------------      ------------
     Total distributions to shareowners                     $(27,704,888)     $ (4,056,364)
                                                            ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  8,581,389      $ 50,293,455
Capital contributions                                                               40,000
Reinvestment of distributions                                 26,195,366         3,779,834
Cost of shares repurchased                                   (68,172,716)      (56,635,507)
                                                            ------------      ------------
  Net decrease in net assets resulting from Fund
    share transactions                                      $(33,395,961)     $ (2,522,218)
                                                            ------------      ------------
  Net increase (decrease) in net assets                     $(55,263,500)     $ 10,975,144
                                                            ------------      ------------
NET ASSETS:
Beginning of period                                         $185,178,649      $174,203,505
                                                            ------------      ------------
End of period (including accumulated undistributed
  net investment income (loss) of $2,896 and
  ($198,972), respectively)                                 $129,915,149      $185,178,649
                                                            ============      ============

The accompanying notes are an integral part of these financial statements.   27

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------


                                  '06 Shares     '06 Amount      '05 Shares     '05 Amount
                                  (unaudited)    (unaudited)
CLASS A
Shares sold                           487,844    $  5,966,605     2,900,869    $ 36,609,055
Capital Contributions                       -               -             -          23,000
Reinvestment of distributions       1,259,625      13,627,752       174,928       2,206,333
Less shares repurchased            (3,445,170)    (43,780,389)   (2,328,895)    (29,313,961)
                                   ----------    ------------    ----------    ------------
    Net increase (decrease)        (1,697,701)   $(24,186,032)      746,902    $  9,524,427
                                   ==========    ============    ==========    ============
CLASS B
Shares sold                            41,359    $    472,115       264,946    $  3,300,115
Capital Contributions                       -               -             -           6,000
Reinvestment of distributions         359,977       3,865,562        28,024         352,433
Less shares repurchased              (336,858)     (4,119,123)     (400,908)     (5,021,830)
                                   ----------    ------------    ----------    ------------
    Net increase (decrease)            64,478    $    218,554      (107,938)   $ (1,363,282)
                                   ==========    ============    ==========    ============
CLASS C (a)
Shares sold                             8,445    $    110,250
Reinvestment of distributions           1,735          18,654
Less shares repurchased                (9,380)       (100,744)
                                   ----------    ------------
    Net increase                          800    $     28,160
                                   ==========    ============
CLASS Y
Shares sold                           164,761    $  2,032,419       827,839    $ 10,384,285
Capital Contributions                       -               -             -          11,000
Reinvestment of distributions         801,564       8,683,398        96,937       1,221,068
Less shares repurchased            (1,746,124)    (20,172,460)   (1,761,417)    (22,299,716)
                                   ----------    ------------    ----------    ------------
    Net decrease                     (779,799)   $ (9,456,643)     (836,641)   $(10,683,363)
                                   ==========    ============    ==========    ============

(a)  Class C shares were first publicly offered on September 23, 2005.

28    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                       Six Months Ended
                                                           1/31/06       Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                         (unaudited)     7/31/05      7/31/04     7/31/03     7/31/02     7/31/01
CLASS A
Net asset value, beginning of period                       $ 13.05       $  12.10     $ 11.37     $ 10.89     $ 12.46     $ 12.48
                                                           -------       --------     -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.14       $   0.22     $  0.20     $  0.22     $  0.30     $  0.36
 Net realized and unrealized gain (loss) on investments       0.35           1.01        0.75        0.66       (1.20)       1.28
                                                           -------       --------     -------     -------     -------     -------
   Net increase (decrease) from investment operations      $  0.49       $   1.23     $  0.95     $  0.88     $ (0.90)    $  1.64
Distributions to shareowners:
 Net investment income                                       (0.12)         (0.25)      (0.22)      (0.26)      (0.31)      (0.39)
 Net realized gain                                           (2.39)         (0.03)       0.00       (0.14)      (0.36)      (1.27)
                                                           -------       --------     -------     -------     -------     -------
Net increase (decrease) in net asset value                 $ (2.02)      $   0.95     $  0.73     $  0.48     $ (1.57)    $ (0.02)
                                                           -------       --------     -------     -------     -------     -------
Net asset value, end of period                             $ 11.03       $  13.05     $ 12.10     $ 11.37     $ 10.89     $ 12.46
                                                           =======       ========     =======     =======     =======     =======
Total return*                                                 4.37%**       10.33%       8.36%       8.34%      (7.55)%     13.93%
Ratio of net expenses to average net assets+                  1.26%**        1.34%       1.32%       1.34%       1.34%       1.31%
Ratio of net investment income to average net assets+         2.28%**        1.77%       1.64%       2.03%       2.57%       2.90%
Portfolio turnover rate                                        194%**          70%         19%         86%         34%         14%
Net assets, end of period (in thousands)                   $71,850       $107,147     $90,369     $78,679     $69,674     $54,978
Ratios with no waiver of management fees and assumption
 of expenses by Advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                 1.27%**        1.39%       1.41%       1.42%       1.41%       1.38%
 Net investment income                                        2.27%**        1.72%       1.55%       1.95%       2.50%       2.83%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid
 indirectly:
 Net expenses                                                 1.26%**        1.34%       1.32%       1.34%       1.34%       1.31%
 Net investment income                                        2.28%**        1.77%       1.64%       2.03%       2.57%       2.90%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    29

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              Six Months Ended
                                                           1/31/06       Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)   7/31/05      7/31/04     7/31/03     7/31/02     7/31/01
CLASS B
Net asset value, beginning of period                       $ 13.00       $ 12.07      $ 11.34     $ 10.86     $ 12.42     $ 12.45
                                                           -------       -------      -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.08       $  0.13      $  0.11     $  0.14     $  0.22     $  0.28
 Net realized and unrealized gain (loss) on investments       0.36          0.99         0.75        0.66       (1.19)       1.26
                                                           -------       -------      -------     -------     -------     -------
   Net increase (decrease) from investment operations      $  0.44       $  1.12      $  0.86     $  0.80     $ (0.97)    $  1.54
Distributions to shareowners:
 Net investment income                                       (0.08)        (0.16)       (0.13)      (0.18)      (0.23)      (0.30)
 Net realized gain                                           (2.39)        (0.03)        0.00       (0.14)      (0.36)      (1.27)
                                                           -------       -------      -------     -------     -------     -------
Net increase (decrease) in net asset value                 $ (2.03)      $  0.93      $  0.73     $  0.48     $ (1.56)    $ (0.03)
                                                           -------       -------      -------     -------     -------     -------
Net asset value, end of period                             $ 10.97       $ 13.00      $ 12.07     $ 11.34     $ 10.86     $ 12.42
                                                           =======       =======      =======     =======     =======     =======
Total return*                                                 3.90%**       9.40%        7.59%       7.55%      (8.17)%     13.03%
Ratio of net expenses to average net assets+                  2.24%**       2.09%        2.07%       2.09%       2.09%       2.06%
Ratio of net investment income to average net assets+         1.43%**       1.04%        0.89%       1.27%       1.81%       2.20%
Portfolio turnover rate                                        194%**         70%          19%         86%         34%         14%
Net assets, end of period (in thousands)                   $22,030       $25,270      $24,755     $20,004     $16,742     $ 9,004
Ratios with no waiver of management fees and assumption
 of expenses by Advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                 2.25%**       2.16%        2.16%       2.17%        2.16%      2.12%
 Net investment income                                        1.42%**       0.97%        0.80%       1.19%        1.74%      2.14%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid
 indirectly:
 Net expenses                                                 2.24%**       2.09%        2.07%       2.09%        2.09%      2.06%
 Net investment income                                        1.43%**       1.04%        0.89%       1.27%        1.81%      2.20%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements. 30

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    9/24/05 (a)
                                                                        to
                                                                      1/31/06
CLASS C
Net asset value, beginning of period                                  $12.86
                                                                      ------
Increase from investment operations:
  Net investment income                                               $ 0.05
  Net realized and unrealized gain on investments                       0.58
                                                                      ------
     Net increase from investment operations                          $ 0.63
Distributions to shareowners:
  Net investment income                                                (0.05)
  Net realized gain                                                    (2.39)
                                                                      ------
Net decrease in net asset value                                       $(1.81)
                                                                      ------
Net asset value, end of period                                        $11.05
                                                                      ======
Total return*                                                           2.89%
Ratio of net expenses to average net assets+                            2.08%**
Ratio of net investment income to average net assets+                   2.61%**
Portfolio turnover rate                                                  194%
Net assets, end of period (in thousands)                              $    9
Ratios with no waiver of management fees and assumption
  of expenses by Advisor and no reduction for fees
  paid indirectly:
  Net expenses                                                          2.08%**
  Net investment income                                                 2.61%**
Ratios with waiver of management fees and assumption of
  expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                          1.83%**
  Net investment income                                                 2.86%**

(a)  Class C shares were first publicly offered on 9/24/05.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   31

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months Ended
                                                           1/31/06       Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                         (unaudited)     7/31/05      7/31/04     7/31/03     7/31/02     7/31/01
CLASS Y
Net asset value, beginning of period                       $ 13.05       $ 12.11      $ 11.38     $ 10.90     $ 12.45     $  12.47
                                                           -------       -------      -------     -------     -------     --------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.15       $  0.24      $  0.22     $  0.23     $  0.32     $   0.40
 Net realized and unrealized gain (loss) on investments       0.36          1.00         0.75        0.66       (1.18)        1.26
                                                           -------       -------      -------     -------     -------     --------
   Net increase (decrease) from investment operations      $  0.51       $  1.24      $  0.97     $  0.89     $ (0.86)    $   1.66
Distributions to shareowners:
 Net investment income                                       (0.13)        (0.27)       (0.24)      (0.27)      (0.33)       (0.41)
 Net realized gain                                           (2.39)        (0.03)        0.00       (0.14)      (0.36)       (1.27)
                                                           =======       =======      =======     =======     =======     ========
Net increase (decrease) in net asset value                 $ (2.01)      $  0.94      $  0.73     $  0.48     $ (1.55)    $  (0.02)
                                                           -------       -------      -------     -------     -------     --------
Net asset value, end of period                             $ 11.04       $ 13.05      $ 12.11     $ 11.38     $ 10.90     $  12.45
                                                           =======       =======      =======     =======     =======     ========
Total return*                                                 4.54%**      10.40%        8.52%       8.49%      (7.27)%      14.09%
Ratio of net expenses to average net assets+                  1.01%**       1.19%        1.17%       1.19%       1.19%        1.16%
Ratio of net investment income to average net assets+         2.68%**       1.95%        1.80%       2.19%       2.72%        3.16%
Portfolio turnover rate                                        194%**         70%          19%         86%         34%          14%
Net assets, end of period (in thousands)                   $36,026       $52,762      $59,080     $62,776     $68,542     $102,780
Ratios with no waiver of management fees and assumption
 of expenses by Advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                 1.01%**       1.29%        1.31%       1.32%       1.31%        1.27%
 Net investment income                                        2.68%**       1.85%        1.66%       2.06%       2.60%        3.05%
Ratios with waiver of management fees and assumption
 of expenses by Advisor and reduction for fees paid
 indirectly:
 Net expenses                                                 1.01%**       1.19%        1.17%       1.19%       1.19%        1.16%
 Net investment income                                        2.68%**       1.95%        1.80%       2.19%       2.72%        3.16%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

32    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06 (unaudited)

1. Organization and Significant Accounting Policies Pioneer Classic Balanced Fund (the Fund), is one of seven series of Portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. AmSouth Balanced Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Balanced Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited)                   (continued)
--------------------------------------------------------------------------------

     the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At January 31, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/ premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     Information regarding the Fund's principal risk is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks. The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     any economic, political, or regulatory developments or other risks affecting those industries and sectors.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the year ended July 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                  2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                $3,563,229
Long-term capital gain                            493,135
                                               ----------
  Total                                        $4,056,364
                                               ----------
                                               ----------

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2005.

--------------------------------------------------------------------------------

                                                  2005
--------------------------------------------------------------------------------
Undistributed ordinary income                  $    35,640
Undistributed long-term gain                    23,109,786
Unrealized appreciation                         13,547,670
                                               -----------
  Total                                        $36,693,096
                                               -----------
                                               -----------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited)                   (continued)
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium and amortization.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $810 in underwriting commissions on the sale of Class A shares during the six-months ended January 31, 2006.

E.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     determining that the value of the collateral remains at least equal to the repurchase price.

G.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.78% of the average daily net assets for the period.

Prior to the reorganization, AmSouth Asset Management Inc. ("AAMI") was the Fund's investment adviser. The investment advisory services of AAMI were performed under and investment advisory agreement, pursuant to which the Fund paid AAMI an annual fee equal to 0.80% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At January 31, 2006, $2,730 was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited)                   (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $28,097 in transfer agent fees payable to PIMSS at January 31, 2006.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,099 in distribution fees payable to PFD at January 31, 2006.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (12 months for shares purchased prior to February 1, 2004). Class B shares subscribed on or after December 1, 2004 that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2006, CDSCs in the amount of $27,087 were paid to PFD.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2006, the Fund's expenses were reduced by $629 under such arrangements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                   Officers
John F. Cogan, Jr., Chairman               John F. Cogan, Jr., President
David R. Bock                              Osbert M. Hood, Executive
Mary K. Bush                                Vice President
Margaret B.W. Graham                       Vincent Nave, Treasurer
Thomas J. Perna                            Dorothy E. Bourassa, Secretary
Marguerite A. Piret
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

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
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                            This Page for your notes

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
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                            This Page for your notes

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.







--------------------------------------------------------------------------------









--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                     FLORIDA
                                 TAX FREE INCOME
                                      FUND

                                   Semiannual
                                     Report

                                     1/31/06

                                 [LOGO] PIONEER
                                        Investments(R)


 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         2

Portfolio Management Discussion               4

Fixed-Income Glossary                         7

Portfolio Summary                             8

Prices and Distributions                      9

Performance Update                           10

Comparing Ongoing Fund Expenses              14

Schedule of Investments                      16

Financial Statements                         19

Notes to Financial Statements                27

Trustees, Officers and Service Providers     33

                                                                     President's

 Dear Shareowner,
--------------------------------------------------------------------------------
We would like to welcome you to the first report of the Pioneer Florida Tax
Free Income Fund. We would like to extend a special welcome to fund investors who have joined us from the AmSouth Funds. On September 23, 2005 the transaction bringing all of the AmSouth Funds to Pioneer Investments was finalized.

As we look back at 2005, U.S. investors can see a year of major challenges, though without much change in the market indices. The problems in Iraq continued, oil prices rose, and three major hurricanes hit the United States. Short-term interest rates ratcheted steadily higher. Nevertheless, inflation remained low, the economy and corporate earnings continued to grow, and intermediate and long-term rates stayed about the same, signaling market confidence that the Federal Reserve could control the inflationary pressures induced by a rising economy.

The growing economy and profits were not reflected in the small gains in the major U.S. stock market indices, as declining Price/
Earnings ratios largely offset earnings gains. Among capitalization ranges, Mid-caps continued to lead, while Growth returns lagged Value only modestly.

The U.S. economy faces challenges in 2006, but from a position of relative strength. Although overall U.S. economic growth may slow somewhat in 2006, this would not necessarily be bad news for investors who are more concerned about inflation risk than the risk of economic weakness.

Fourth quarter gross domestic (GDP) product was slower than the preceding quarters, but this may be more of an aberration than an emerging trend as the first quarter GDP is likely to be quite strong. Past increases in interest rates and energy prices have not stalled economic, employment, or profit growth yet. Recent Fed language ("...some further measured policy firming may be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance.") suggested it is nearing the end of its steady tightening of monetary policy. That said, the Fed has signaled it is willing to continue to raise rates to prevent possible economic

Letter

overheating and a rise in inflation. In the interim, growth appears solid and inflation appears to still be well-contained.

In 2005, rising interest rates and improving business conditions helped the dollar strengthen versus the euro, yen, and other key currencies. The stronger dollar muted - for U.S. investors - the high stock returns local investors in international markets enjoyed. Looking forward, the economies of Europe, Japan, and the emerging markets appear likely to exhibit continued growth and we continue to have a positive view of the opportunities in international equity markets for the coming year. Like the U.S. Fed, though, the European Central Bank and the Bank of Japan appear to be moving toward higher interest rate policies as their economies strengthen, limiting the opportunity for bond market rallies.

The breadth of economic possibilities here and abroad underscores the importance of maintaining a well-diversified portfolio. We believe this is a good time for investors to review their portfolio holdings with their advisor and determine if their portfolios are positioned to benefit from the wide range of investment opportunities that exist across many asset classes, and from the risk reduction that prudent asset allocation can offer.



Respectfully,

/s/Osbert M. Hood


Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed ill be realized.

Before investing, consider the fund's objectives, risks, charges and expenses. Contact your advisor or Pioneer investments for a prospectus containing this information. Read it carefully.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06
--------------------------------------------------------------------------------

Despite rising short-term interest rates during the last six months, shareholders in Pioneer Florida Tax Free Income Fund earned a positive return. In the following interview, David Eurkus, a Portfolio Manager and member of the Pioneer fixed-income team, discusses some of the factors that had an impact on the Fund's performance over the past six months.


Q: How did the Fund perform during the six-month period ended January 31, 2006?


A: During the six months, Class A shares of Pioneer Florida Tax Free Income
   Fund produced a total return of 0.85% at net asset value. The Fund underperformed its benchmark, the Merrill Lynch 1-12 Year Municipal Bond Index, which returned 1.16% for the same period. It also fell short of the average 0.90% return generated by the funds in the Florida Intermediate Municipal Debt Funds Category of Lipper, Inc., an independent monitor of mutual fund performance. At the end of the period, the 30-day SEC yield for Class A shares was 3.02% or a 4.65% taxable equivalent yield based on the maximum 35% federal tax bracket. The Fund had 42 issues with an average quality of AAA.


   Call 1-800-225-6292 or visit for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.


   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Q: What was the investment environment like during the period?


A: In an environment of relatively strong economic growth, the Federal Reserve continued to tighten monetary policy, boosting interest rates five times from 3.25% to 4.50% during the period. The net effect of the Fed's actions was a flattening of the yield curve, with short-term yields moving higher and longer-term yields remaining stable or declining slightly. In Florida, the rate of economic growth was greater than the national average, as solid gains in housing, personal income, tourism and international trade resulted in relatively low unemployment and added to the stability and strength of the Florida economy.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: In this environment, what strategies did you use in managing the Fund?


A: The Fund sought to balance the preservation of capital, while increasing current income that is exempt from federal income tax and Florida's intangible state personal property tax.


   Early in the period, most of the Fund's assets were invested in the short and intermediate part of the yield curve. Because we wanted to create a more diversified portfolio that would provide more income, we sold some short-maturity bonds, then selectively added longer-maturity bonds to the Fund. That had the effect of modestly extending the Fund's duration, or price sensitivity to interest-rate changes. It also boosted the Fund's income stream. When adding investments to the portfolio, we favored high-quality municipal securities in sectors that are essential to the growth of the Florida economy. These included health care and hospitals, public power, energy, transportation and education. We based our investment decisions on the fundamental attributes of each security, focusing on each bond's yield, liquidity, credit rating, call protection, issuer diversification and relative value.


Q: What effect did the portfolio changes have on performance?


A: To build upon my previous answer, Pioneer took over the assets from the AmSouth Florida Tax-Exempt Fund in late September 2005 when we sought a more flexible portfolio that could boost income by choosing longer-term bonds. That move enhanced performance. However, the Fund's relatively short duration at the beginning of the period resulted in a modest amount of underperformance.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06                            (continued)
--------------------------------------------------------------------------------

Q: What is your outlook for the next six months?


A: The expansion in the national economy appears solid. Core inflation is relatively low, and longer-term inflation expectations appear to be contained. The Fed has indicated that it may be near the end of its rate-raising cycle, and so we may see fewer interest-rate hikes in the next several months. While we expect the overall business expansion in Florida to continue, it is likely that some sectors, such as housing, will slow down. The damage caused by the recent rash of hurricanes has presented the state and counties with big challenges. However, reconstruction of the damaged areas should continue to help solidify economic growth. In managing the Fund, we plan to remain fully invested and to maintain our diversification strategy among the broad range of Florida's municipal bond issuers.


   When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Investing primarily in the securities issued by Florida and its municipalities makes the Fund more vulnerable to unfavorable developments in Florida than are funds that invest in municipal securities of many states. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.


   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
FIXED-INCOME GLOSSARY
--------------------------------------------------------------------------------


   Call Feature - A provision of a bond giving the issuer the right (but not the obligation) to buy a specified amount of an underlying security at a specified price within a specified time.

   Call Protection - A protective provision of a callable security prohibiting the issuer from calling back the security for a period early in its life.

   Core Inflation - the rise in the cost of goods and services minus the cost of food and energy.

   Credit Rating - A published ranking, based on detailed financial analysis by an independent agency of a bond-issuing entity for its ability to pay obligations of that debt. The highest rating is usually AAA, and the lowest is D.

   Duration - a measure of the bond's sensitivity to interest rate changes. The longer the duration in years, the longer an investor needs to wait for the bulk of interest payments, and the more its price will drop as interest rates go up.

   Federal Reserve Board (the Fed) - establishes monetary policy, such as interest rates, and monitors the economic health of the country.

   Federal Funds Rate - the overnight interest rate which the Federal Reserve applies when lending money to banks

   Liquidity - The degree to which an asset or security can be bought or sold in the market without affecting the asset's price. Liquidity is characterized by a high level of trading activity.

   Maturity - the date a bond issuer must repay the principal borrowed through the issue of a bond.

   Mortgaged-backed Securities (MBS) - An investment representing ownership of an undivided interest in a group of bundled mortgages. Principal and interest payments on individual mortgages are the income paid to MBS investors. Also known as mortgage pass-through.

   Tight Monetary Policy - when the Federal Reserve takes action to curb inflation by reducing the money set aside for emergencies or other future needs of commercial banks dealing with the public, thus slowing the amount of money in circulation.

   Yield - the annual rate of income shown as a percentage that is paid as a dividend on a stock and the coupon on a bond.

   Yield Curve - shows the relationship between bond yields and maturity lengths; a normal yield curve shows long-term bonds with higher yields than to short-term bonds due to risk associated with time.

   Source: Investopedia.com

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 1/31/06
--------------------------------------------------------------------------------


 Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Insured                   67.1%
Various Revenues           8.4%
Health                     7.2%
Escrowed                   6.8%
General Obligation         4.7%
Pollution Control Revenue  2.5%
Water & Sewer              2.5%
Reserves                   0.8%


 Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA              83.5%
AA                8.7%
A                 4.7%
BB & LOWER        2.3%
Commercial Paper  0.8%





 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

   1.    Florida State Division of Finance, 5.0%, 7/1/12                 4.55%
   2.    Okeechobee Florida Utility Authority, 5.25%, 10/1/14            3.94
   3.    Key West Florida Utility Board Electric, 6.0%, 10/1/13          3.79
   4.    Lee County Transportation Facilities Revenue, 5.5%, 10/1/11     3.63
   5.    Collier County Florida Gas Tax, 5.25%, 6/1/14                   2.88
   6.    Boynton Beach Community Revenue, 5.0%, 10/1/17                  2.76
   7.    Palm Beach County Florida Criminal Justice Facilities,
           5.0%, 6/1/12                                                  2.59
   8.    Miami-Dade County Florida Facilities, 5.75%, 4/1/13             2.55
   9.    Orange County Health Facilities, 5.0%, 1/1/16                   2.44
  10.    Tampa Florida Occupational License Tax, 5.375%, 10/1/14         2.42

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different.

Pioneer Florida Tax Free Income

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

 Net Asset Value Per Share
--------------------------------------------------------------------------------


 Class   1/31/06   7/31/05
------- --------- --------
    A   $10.29    $10.48
    B   $10.25    $10.45
    Y   $10.29    $10.49


 Class   1/31/06   9/23/05
------- --------- --------
  C     $10.29    $10.48

 Distributions Per Share
--------------------------------------------------------------------------------


                     8/1/05 - 1/31/06
                     ----------------
                       Short-Term      Long-Term
 Class   Dividends   Capital Gains   Capital Gains
------- ----------- --------------- --------------
   A    $0.1637           $ -           $ 0.1133
   B    $0.1196           $ -           $ 0.1133
   Y    $0.1692           $ -           $ 0.1133


                    9/23/05 - 1/31/06
                    -----------------
                       Short-Term      Long-Term
 Class   Dividends   Capital Gains   Capital Gains
------- ----------- --------------- --------------
   C    $0.0854           $ -           $ 0.1133

 Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 1/31/06                               CLASS A SHARES
--------------------------------------------------------------------------------

 Investment Returns
--------------------------------------------------------------------------------

 The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Florida Tax Free Income Fund at public offering price, compared to that of the Merrill Lynch 1-12 Year Municipal Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]



                          Value of $10,000 Investment

            Pioneer Florida Tax Free          Merrill Lynch 1-12 Year Municipal
                  Income Fund                           Bond Index


Jan-96             9550                                   10000
                   9820                                   10371
Jan-98            10519                                   11226
                  11149                                   11995
Jan-00            10805                                   11789
                  11892                                   13164
Jan-02            12461                                   13887
                  13293                                   14955
Jan-04            13756                                   15855
                  13982                                   16378
Jan-06            14076                                   16680





Average Annual Total Returns
(As of January 31, 2006)
                            Net Asset    Public Offering
Period                     Value (NAV)     Price (POP)
 10 Years                    3.96%          3.48%
 5 Years                     3.43           2.49
 1 Year                      0.67          -3.84


--------------------------------

 Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

 The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

 NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

 Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

 The performance of the Class A and Class B shares of the fund includes the performance of AmSouth Florida Tax-Exempt Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Florida Tax Free Income Fund was created through the reorganization of AmSouth Florida Tax-Exempt Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses,

 The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

 The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

 Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 1/31/06                              CLASS B SHARES
--------------------------------------------------------------------------------

 Investment Returns
--------------------------------------------------------------------------------

 The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Florida Tax Free Income Fund, compared to that of the Merrill Lynch 1-12 Year Municipal Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]



                          Value of $10,000 Investment

            Pioneer Florida Tax Free          Merrill Lynch 1-12 Year Municipal
                  Income Fund                           Bond Index

Mar-99            10000                                   10000
Jan-00             9710                                    9895
                  10607                                   11049
Jan-02            11019                                   11657
                  11682                                   12553
Jan-04            12000                                   13309
                  12096                                   13747
Jan-06            12071                                   14000




Average Annual Total Returns
(As of January 31, 2006)
                               If         If
Period                        Held     Redeemed
 Life-of-Class
 (3/16/99)                    2.76%      2.76%
 5 Years                      2.62       2.62
 1 Year                      -0.20      -4.06



 Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

 The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

 Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

 All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

 Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

 The performance of the Class A and Class B shares of the fund includes the performance of AmSouth Florida Tax-Exempt Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Florida Tax Free Income Fund was created through the reorganization of AmSouth Florida Tax-Exempt Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses,

 The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect anyfees, expenses or sales charges. You cannot invest directly in an Index.

 The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

 Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 1/31/06                              CLASS C SHARES
--------------------------------------------------------------------------------

 Investment Returns
--------------------------------------------------------------------------------

 The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Florida Tax Free Income Fund, compared to that of the Merrill Lynch 1-12 Year Municipal Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]



                          Value of $10,000 Investment

            Pioneer Florida Tax Free          Merrill Lynch 1-12 Year Municipal
                  Income Fund                           Bond Index

Mar-99            10000                                   10000
Jan-00             9710                                    9895
                  10607                                   11049
Jan-02            11019                                   11657
                  11682                                   12553
Jan-04            12000                                   13309
                  12096                                   13747
Jan-06            12091                                   14000






Average Annual Total Returns
(As of January 31, 2006)
                               If         If
Period                        Held     Redeemed
 Life-of-Class
 (3/16/99)                    2.78%      2.78%
 5 Year                       2.65       2.65
 1 Year                      -0.04      -0.04



 Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

 The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

 Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

 Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

 The performance of the Class C shares is based upon the performance of the fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Florida Tax Free Income Fund was created through the reorganization of AmSouth Florida Tax-Exempt Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses,

 The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

 The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

 Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 1/31/06                               CLASS Y SHARES
--------------------------------------------------------------------------------

 Investment Returns
--------------------------------------------------------------------------------

 The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Florida Tax Free Income Fund compared to that of the Merrill Lynch 1-12 Year Municipal Bond Index.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]



                          Value of $10,000 Investment

            Pioneer Florida Tax Free          Merrill Lynch 1-12 Year Municipal
                  Income Fund                           Bond Index

Jan-96            10000                                   10000
                  10287                                   10371
Jan-98            11025                                   11226
                  11696                                   11995
Jan-00            11357                                   11789
                  12518                                   13164
Jan-02            13124                                   13887
                  14033                                   14955
Jan-04            14543                                   15855
                  14790                                   16378
Jan-06            14911                                   16680




Average Annual Total Returns
(As of January 31, 2006)
                               If         If
Period                        Held     Redeemed
 10 Years                    4.08%      4.08%
 5 Years                     3.56       3.56
 1 Year                      0.82       0.82



 Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

 The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

 Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

 The performance of the Class Y shares of the fund includes the performance of AmSouth Florida Tax-Exempt Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Florida Tax Free Income Fund was created through the reorganization of AmSouth Florida Tax-Exempt Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

 The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

 The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Florida Tax Free Income Fund

Based on actual returns from August 1, 2005 through January 31, 2006.

Share Class                     A              B              C              Y
----------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 8/1/05**
Ending Account Value        $1,008.50      $1,003.30      $1,004.90      $1,009.00
On 1/31/06
Expenses Paid               $    4.46      $    8.79      $    6.19      $    3.90
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.88%, 1.74%, 1.72%, and 0.77% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (131/365 for Class C shares).

** 9/23/05 for Class C shares.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Florida Tax Free Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2005 through January 31, 2006.



Share Class                     A              B              C              Y
----------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 8/1/05**
Ending Account Value        $1,020.77      $1,016.43      $1,011.77      $1,021.32
On 1/31/06
Expenses Paid               $    4.48      $    8.84      $    6.21      $    3.92
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.88%, 1.74%, 1.72% and 0.77% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)
   (131/365 for Class C shares).

** 9/23/05 for Class C shares.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06 (unaudited)
--------------------------------------------------------------------------------


Principal       S&P/Moody's
Amount          Ratings                                                                 Value
                             MUNICIPAL BONDS - 100.5%
                             Municipal Government - 6.9%
$1,085,000      AAA/Aaa      Boca Raton Florida General Obligation,
                               3.375%, 7/1/15                                     $ 1,024,446
 1,000,000      AAA/Aaa      Miami-Dade County Florida Facilities,
                               5.0%, 7/1/31                                         1,043,460
 1,000,000      AAA/Aa1      Referendum-Department of Transportation -
                               Right of Way, 5.0%, 7/1/26                           1,056,520
                                                                                  -----------
                                                                                  $ 3,124,426
                                                                                  -----------
                             Municipal Airport - 4.5%
 1,000,000      NR/NR        Greater Orlando Aviation Authority,
                               6.375%, 11/15/26                                   $   998,170
 1,000,000      AAA/Aaa      Lee County Florida Airport Revenue,
                               5.0%, 10/1/33                                        1,034,030
                                                                                  -----------
                                                                                  $ 2,032,200
                                                                                  -----------
                             Municipal Development - 5.1%
 1,165,000      AAA/Aaa      Boynton Beach Community Revenue,
                               5.0%, 10/1/17                                      $ 1,251,758
 1,000,000      AAA/Aaa      Village Center Community Development Florida,
                               5.0%, 11/1/32                                        1,031,750
                                                                                  -----------
                                                                                  $ 2,283,508
                                                                                  -----------
                             Municipal Education - 12.1%
 1,000,000      AAA/Aaa      Broward County Florida School Board,
                               5.0%, 7/1/30                                       $ 1,038,780
 1,000,000      AAA/Aaa      Florida State Board of Education Lottery,
                               5.0%, 1/1/14                                         1,081,330
 1,000,000      AAA/Aaa      Florida State Board of Education Lottery,
                               5.25%, 7/1/09                                        1,051,760
   500,000      AAA/Aaa      Manatee County Florida School Board,
                               5.75%, 7/1/09                                          515,080
 1,000,000      AAA/Aaa      Martin County Florida School Board, 5.0%, 7/1/31       1,035,670
   750,000      AAA/Aaa      Miami-Dade County Florida School Board,
                               5.25%, 8/1/06                                          756,983
                                                                                  -----------
                                                                                  $ 5,479,603
                                                                                  -----------
                             Municipal Facilities - 4.9%
 1,095,000      AA+/Aa1      Palm Beach County Florida Criminal Justice
                               Facilities Revenue, 5.0%, 6/1/12                   $ 1,176,906
 1,000,000      AAA/Aaa      Polk County Florida Public Facilities Revenue,
                               5.0%, 12/1/33                                        1,040,930
                                                                                  -----------
                                                                                  $ 2,217,836
                                                                                  -----------

16   The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal       S&P/Moody's
Amount          Ratings                                                                     Value
                              Municipal General - 22.6%
$  500,000      AA-/A1        Broward County Florida Gas Tax, 5.25%, 9/1/09           $   530,370
 1,200,000      AAA/Aaa       Collier County Florida Gas Tax, 5.25%, 6/1/14             1,307,424
 1,000,000      AAA/Aaa       Flagler County Florida Capital Improvement
                                 Revenue, 5.0%, 10/1/35                                 1,041,170
 1,000,000      AA+/NR        Florida State Department Children and Families
                                 CTFS, 5.0%, 10/1/25                                    1,042,770
 2,000,000      AAA/Aaa       Florida State Division of Finance, 5.0%, 7/1/12           2,065,440
 1,000,000      AAA/Aaa       Jacksonville Florida Sales Tax , 5.0%, 10/1/09            1,053,970
 1,000,000      AAA/Aaa       Orange County Sales Tax Revenue, 4.8%, 1/1/17             1,014,590
 1,000,000      NR/Aaa        Tampa Florida Occupational License Tax,
                                 5.375%, 10/1/14                                        1,095,940
 1,000,000      AAA/Aaa       Volusia County Florida Sales Tax Revenue,
                                 5.0%, 10/1/13                                          1,047,730
                                                                                      -----------
                                                                                      $10,199,404
                                                                                      -----------
                              Municipal Higher Education - 7.2%
 1,000,000      AAA/Aaa       Florida State Education System, 5.0%, 5/1/27            $ 1,050,690
 1,060,000      AAA/Aaa       Miami-Dade County Florida Facilities,
                                 5.75%, 4/1/13                                          1,156,746
 1,000,000      AAA/Aaa       University of Central Florida Association
                                 Partnership, 5.0%, 10/1/35                             1,033,240
                                                                                      -----------
                                                                                      $ 3,240,676
                                                                                      -----------
                              Municipal Medical - 10.1%
   545,000      AAA/Aaa       Altamonte Springs Florida Health, 5.6%, 10/1/10         $   593,854
 1,000,000      A+/A2         Highlands County Florida Health Facilities Authority
                                 Revenue, 5.0%, 11/15/35                                1,013,840
 1,000,000      NR/A3         Hillsborough County Florida, 5.25%, 10/1/24               1,048,080
 1,025,000      AAA/NR        Orange County Health Facilities, 5.0%, 1/1/16             1,106,795
   800,000      NR/VMI1       Sarasota County Florida Public Hospital Board,
                                 Floating Rate Note, 7/1/37                               800,000
                                                                                      -----------
                                                                                      $ 4,562,569
                                                                                      -----------
                              Municipal Pollution - 4.6%
 1,000,000      A-1/VMI1      St. Lucie County Florida Pollution Control,
                                 Floating Rate Note, 9/1/28                           $ 1,000,000
 1,000,000      AAA/Aaa       Florida Water Pollution, 5.5%, 1/15/14                    1,087,810
                                                                                      -----------
                                                                                      $ 2,087,810
                                                                                      -----------
                              Municipal Power - 3.8%
 1,500,000      AAA/Aaa       Key West Florida Utility Board Electric,
                                 6.0%, 10/1/13                                        $ 1,719,750
                                                                                      -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------


Principal        S&P/Moody's
Amount           Ratings                                                                 Value
                               Municipal Transportation - 8.2%
$1,500,000       AAA/Aaa       Lee County Transportation Facilities Revenue,
                                 5.5%, 10/1/11                                     $ 1,645,245
 1,000,000       AAA/Aaa       Lee County Transportation Facilities Revenue,
                                 5.0%, 10/1/35                                       1,033,240
 1,000,000       AAA/Aaa       Tampa-Hillsborough County Florida, 5.0%, 7/1/10       1,033,000
                                                                                   -----------
                                                                                   $ 3,711,485
                                                                                   -----------
                               Municipal Utilities - 10.5%
   700,000       AAA/Aaa       Clearwater Florida Municipal Utility,
                                 6.1%, 12/1/07                                     $   734,538
    75,000       AAA/Aaa       Jefferson County Florida Water & Sewer,
                                 Prerefunded-B, 5.25%, 10/10/09                         79,715
 1,000,000       AAA/Aaa       Escambia County, 5.0%, 1/1/08                         1,030,360
 1,000,000       AA-/Aa3       Seminole County Florida Water & Sewer,
                                 5.0%, 10/1/16                                       1,083,390
 1,675,000       AAA/Aaa       Okeechobee Florida Utility Authority,
                                 5.25%, 10/1/14                                      1,786,722
                                                                                   -----------
                                                                                   $ 4,714,725
                                                                                   -----------
                               TOTAL MUNICIPAL BONDS
                               (Cost $44,637,541)                                  $45,373,992
                                                                                   -----------
Shares                         MUTUAL FUND - 1.0%
   460,808                     Blackrock Provident Institutional Fund              $   460,808
                                                                                   -----------
                               TOTAL MUTUAL FUND
                               (Cost $460,808)                                     $   460,808
                                                                                   -----------
                               TOTAL INVESTMENT IN SECURITIES - 101.5%
                               (Cost $45,098,349) (a)                              $45,834,800
                                                                                   -----------
                               OTHER ASSETS AND LIABILITIES - (1.5)%               $  (681,452)
                                                                                   -----------
                               TOTAL NET ASSETS - 100.0%                           $45,153,348
                                                                                   ===========

(a) At January 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $45,098,349 was as follows:


     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost                                         $809,874
     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value                                          (73,423)
                                                                              --------
     Net unrealized gain                                                      $736,451
                                                                              ========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2006 aggregated $25,420,214 and $28,663,047, respectively.


18  The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 1/31/06 (unaudited)
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities (cost $45,098,349)            $45,834,800
  Receivables -
    Fund shares sold                                         106,500
    Dividends, interest and foreign taxes withheld           470,795
    Due from Pioneer Investment Management, Inc.               7,418
                                                         -----------
     Total assets                                        $46,419,513
                                                         -----------
LIABILITIES:
  Payables -
    Investment securities purchased                      $ 1,065,872
    Fund shares repurchased                                    9,894
    Dividends                                                126,395
  Due to bank                                                 23,397
  Due to affiliates                                            1,582
  Accrued expenses                                            14,442
  Other                                                       24,583
                                                         -----------
     Total liabilities                                   $ 1,266,165
                                                         -----------
NET ASSETS:
  Paid-in capital                                        $44,701,377
  Undistributed net investment income                         79,926
  Accumulated net realized loss on investments              (364,406)
  Net unrealized gain on investments                         736,451
                                                         -----------
     Total net assets                                    $45,153,348
                                                         ===========
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $3,697,349/359,369 shares)           $     10.29
                                                         ===========
  Class B (based on $1,822,062/177,806 shares)           $     10.25
                                                         ===========
  Class C (based on $9,806/954 shares)                   $     10.28
                                                         ===========
  Class Y (based on $39,624,143/3,852,343 shares)        $     10.29
                                                         ===========
MAXIMUM OFFERING PRICE:
  Class A ($10.29 [divided by] 95.5%)                    $     10.77
                                                         ===========



The accompanying notes are an integral part of these financial statements.   19

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For The Six Months Ended 1/31/06


INVESTMENT INCOME:
  Interest
                                                                         $  982,379
                                                                         ----------
EXPENSES:
  Management fees                                         $120,025
  Transfer agent fees and expenses
    Class A                                                  1,397
    Class B                                                  1,322
    Class C                                                     23
    Class Y                                                    122
  Distribution fees
    Class A                                                  4,642
    Class B                                                 10,511
    Class C                                                     34
    Class Y                                                  6,402
  Administrative reimbursements                             19,417
  Custodian fees                                             7,143
  Registration fees                                         10,291
  Professional fees                                         25,123
  Printing expense                                           4,826
  Fees and expenses of nonaffiliated trustees                2,519
  Miscellaneous                                              3,069
                                                          --------
     Total expenses                                                      $  216,866
     Less management fees waived and expenses
       reimbursed by Advisor                                                (21,371)
     Less fees paid indirectly                                                  (12)
                                                                         ----------
     Net expenses                                                        $  195,483
                                                                         ----------
       Net investment income                                             $  786,896
                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized loss on investments:                                      $ (333,806)
                                                                         ----------
  Change in net unrealized loss on investments:                          $  (86,813)
                                                                         ----------
  Net loss on investments                                                $ (420,619)
                                                                         ----------
  Net increase in net assets resulting from operations                   $  366,277
                                                                         ==========



20   The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 1/31/06 and the Year Ended 7/31/05


                                                             Six Months
                                                                Ended
                                                               1/31/06          Year Ended
                                                             (unaudited)         7/31/05
FROM OPERATIONS:
Net investment income                                     $   786,896        $ 1,853,576
Net realized gain (loss) on investments                      (333,806)           664,798
Change in net unrealized loss on investments                  (86,813)        (1,360,098)
                                                          -----------        -----------
    Net increase in net assets resulting
     from operations                                      $   366,277        $ 1,158,276
                                                          -----------        -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.16 and $0.38 per share, respectively)     $   (57,348)       $  (216,593)
    Class B ($0.12 and $0.25 per share, respectively)         (23,884)           (66,397)
    Class C ($0.09 and $0.00 per share, respectively)             (82)
    Class Y ($0.17 and $0.40 per share, respectively)        (680,523)        (1,571,023)
Net realized gain:
    Class A ($0.11 and $0.05 per share, respectively)         (37,755)           (44,360)
    Class B ($0.11 and $0.05 per share, respectively)         (21,924)           (14,752)
    Class C ($0.11 and $0.00 per share, respectively)            (108)
    Class Y ($0.11 and $0.05 per share, respectively)        (451,919)          (247,440)
                                                          -----------        -----------
     Total distributions to shareowners                   $(1,273,543)       $(2,160,565)
                                                          -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 5,776,515        $15,672,140
Reinvestment of distributions                                  77,221            340,380
Cost of shares repurchased                                 (9,823,938)       (20,750,318)
                                                          -----------        -----------
    Net increase in net assets resulting from Fund
     share transactions                                   $(3,970,202)       $(4,737,798)
                                                          -----------        -----------
    Net increase in net assets                            $(4,877,468)       $(5,740,087)
NET ASSETS:
Beginning of period                                        50,030,816         55,770,903
                                                          -----------        -----------
End of period (including undistributed net investment
  income of $79,926 and $54,867 respectively)             $45,153,348        $50,030,816
                                                          ===========        ===========

The accompanying notes are an integral part of these financial statements.   21

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------


                                    '06 Shares       '06 Amount        '05 Shares        '05 Amount
                                   (unaudited)      (unaudited)
CLASS A
Shares sold                           217,299     $ 2,283,720          677,173        $ 7,221,788
Reinvestment of distributions           2,861          29,640           21,717            231,373
Less shares repurchased              (249,436)     (2,626,296)        (773,022)        (8,115,942)
                                     --------     -----------         --------        -----------
    Net decrease                      (29,276)    $  (312,936)         (74,132)       $  (662,781)
                                     ========     ===========         ========        ===========
CLASS B
Shares sold                             1,483     $    15,322           13,666        $   145,354
Reinvestment of distributions           2,214          22,756            4,256             45,144
Less shares repurchased               (45,513)       (472,085)         (79,579)          (842,599)
                                     --------     -----------         --------        -----------
    Net decrease                      (41,816)    $  (434,007)         (61,657)       $  (652,101)
                                     ========     ===========         ========        ===========
CLASS C (a)
Shares sold                               954     $    10,000
Reinvestment of distributions               -               -
Less shares repurchased                     -               -
                                     --------     -----------
    Net increase                          954     $    10,000
                                     ========     ===========
CLASS Y
Shares sold                           335,549     $ 3,467,473          776,317        $ 8,304,998
Reinvestment of distributions           2,413          24,825            5,991              63863
Less shares repurchased              (649,854)     (6,725,557)      (1,108,966)       (11,791,777)
                                     --------     -----------       ----------        -----------
    Net decrease                     (311,892)    $(3,233,259)        (326,658)       $(3,422,916)
                                     ========     ===========         ========        ===========

(a) Class C shares were first publicly offered on September 26, 2005.

22  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


Pioneer Florida Tax Free Income Fund

----------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------


                                                                   Six Months
                                                                     Ended
                                                                    1/31/06     Year Ended
                                                                  (unaudited)     7/31/05
CLASS A
Net asset value, beginning of period                               $ 10.48       $ 10.64
                                                                   -------       -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.17       $  0.35
 Net realized and unrealized gain (loss) on investments              (0.09)        (0.13)
                                                                   -------       -------
   Net increase from investment operations                         $  0.08       $  0.22
Distributions to shareowners:
 Net investment income                                               (0.16)        (0.33)
 Net realized gain                                                   (0.11)        (0.05)
                                                                   -------       -------
Net increase (decrease) in net asset value                         $ (0.19)      $ (0.16)
                                                                   -------       -------
Net asset value, end of period                                     $ 10.29       $ 10.48
                                                                   =======       =======
Total return*                                                         0.85%**       2.11%
Ratio of net expenses to average net assets+                          0.88%**       0.83%
Ratio of net investment income to average net assets+                 3.23%**       3.12%
Portfolio turnover rate                                                107%**         30%
Net assets, end of period (in thousands)                           $ 3,697       $ 4,073
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         1.11%**       1.14%
 Net investment income                                                3.00%**       2.81%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         0.88%**       0.83%
 Net investment income                                                3.23%**       3.12%



   The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund

----------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------
                                                                  Year Ended   Year Ended   Year Ended   Year Ended
                                                                    7/31/04      7/31/03      7/31/02     7/31/01
CLASS A
Net asset value, beginning of period                               $ 10.70      $ 10.79      $ 10.51      $ 10.16
                                                                   -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.35      $  0.36      $  0.39      $  0.40
 Net realized and unrealized gain (loss) on investments              (0.05)       (0.08)        0.27         0.35
                                                                   -------      -------      -------      -------
   Net increase from investment operations                         $  0.30      $  0.28      $  0.66      $  0.75
Distributions to shareowners:
 Net investment income                                               (0.35)       (0.37)       (0.38)       (0.40)
 Net realized gain                                                   (0.01)           -            -            -
                                                                   -------      -------      -------      -------
Net increase (decrease) in net asset value                         $ (0.06)     $ (0.09)     $  0.28      $  0.35
                                                                   -------      -------      -------      -------
Net asset value, end of period                                     $ 10.64      $ 10.70      $ 10.79      $ 10.51
                                                                   =======      =======      =======      =======
Total return*                                                         2.89%        2.58%        6.38%        7.46%
Ratio of net expenses to average net assets+                          0.83%        0.84%        0.87%        0.90%
Ratio of net investment income to average net assets+                 3.25%        3.35%        3.64%        3.79%
Portfolio turnover rate                                                 11%           6%          13%           7%
Net assets, end of period (in thousands)                           $ 4,925      $ 6,955      $ 4,002      $ 3,267
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         1.25%        1.25%        1.26%        1.29%
 Net investment income                                                2.83%        2.94%        3.25%        3.40%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         0.83%        0.84%        0.87%        0.90%
 Net investment income                                                3.25%        3.35%        3.64%        3.79%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------




Pioneer Florida Tax Free Income Fund

----------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------

                                                                   Six Months
                                                                     Ended
                                                                    1/31/06     Year Ended
                                                                  (unaudited)     7/31/05
CLASS B
Net asset value, beginning of period                               $ 10.45       $ 10.62
                                                                   -------       -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.13       $  0.25
 Net realized and unrealized gain (loss) on investments              (0.10)        (0.12)
                                                                   -------       -------
   Net increase from investment operations                         $  0.03       $  0.13
Distributions to shareowners:
 Net investment income                                               (0.12)        (0.25)
 Net realized gain                                                   (0.11)        (0.05)
                                                                   -------       -------
Net increase (decrease) in net asset value                         $ (0.20)      $ (0.17)
                                                                   -------       -------
Net asset value, end of period                                     $ 10.25       $ 10.45
                                                                   =======       =======
Total return*                                                         0.33%**       1.29%
Ratio of net expenses to average net assets+                          1.74%**       1.59%
Ratio of net investment income to average net assets+                 2.37%**       2.34%
Portfolio turnover rate                                                107%**         30%
Net assets, end of period (in thousands)                           $ 1,822       $ 2,295
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         1.89%**       1.86%
 Net investment income                                                2.22%**       2.07%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         1.74%**       1.59%
 Net investment income                                                2.37%**       2.34%



   The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund

----------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------
                                                                  Year Ended   Year Ended   Year Ended   Year Ended
                                                                    7/31/04      7/31/03      7/31/02     7/31/01
CLASS B
Net asset value, beginning of period                               $ 10.68      $ 10.76      $ 10.49      $ 10.15
                                                                   -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.27      $  0.29      $  0.29      $  0.32
 Net realized and unrealized gain (loss) on investments              (0.05)       (0.08)        0.28         0.34
                                                                   -------      -------      -------      -------
   Net increase from investment operations                         $  0.22      $  0.21      $  0.57      $  0.66
Distributions to shareowners:
 Net investment income                                               (0.27)       (0.29)       (0.30)       (0.32)
 Net realized gain                                                   (0.01)           -            -            -
                                                                   -------      -------      -------      -------
Net increase (decrease) in net asset value                         $ (0.06)     $ (0.08)     $  0.27      $  0.34
                                                                   -------      -------      -------      -------
Net asset value, end of period                                     $ 10.62      $ 10.68      $ 10.76      $ 10.49
                                                                   =======      =======      =======      =======
Total return*                                                         2.12%        1.91%        5.56%        6.61%
Ratio of net expenses to average net assets+                          1.58%        1.59%        1.62%        1.64%
Ratio of net investment income to average net assets+                 2.49%        2.61%        2.90%        3.03%
Portfolio turnover rate                                                 11%           6%          13%           7%
Net assets, end of period (in thousands)                           $ 2,988      $ 3,807      $ 2,647      $ 1,385
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         2.00%        2.00%        2.01%        2.04%
 Net investment income                                                2.07%        2.20%        2.51%        2.63%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         1.58%        1.59%        1.62%        1.64%
 Net investment income                                                2.49%        2.61%        2.90%        3.03%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

24
   The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                    9/26/05
                                                                       to
                                                                    1/31/06
CLASS C
Net asset value, beginning of period                               $ 10.48
                                                                   -------
Increase from investment operations:
  Net investment income                                            $  0.09
  Net realized and unrealized loss on investments                    (0.09)
                                                                   -------
     Net increase from investment operations                       $     -
Distributions to shareowners:
  Net investment income                                              (0.09)
  Net realized gain                                                  (0.11)
                                                                   -------
Net increase in net asset value                                    $ (0.20)
                                                                   -------
Net asset value, end of period                                     $ 10.28
                                                                   =======
Total return*                                                         0.49%
Ratio of net expenses to average net assets+                          1.72%**
Ratio of net investment income to average net assets+                 2.56%**
Portfolio turnover rate                                                107%
Net assets, end of period (in thousands)                           $    10
Ratios with no waiver of management fees and assumption of
  expenses by Advisor and no reduction for fees paid
  indirectly:
  Net expenses                                                        2.09%**
  Net investment income                                               2.19%**
Ratios with waiver of management fees and assumption of
  expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                        1.72%**
  Net investment income                                               2.56%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   25


Pioneer Florida Tax Free Income Fund

----------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                      Ended
                                                                     1/31/06     Year Ended
                                                                   (unaudited)     7/31/05
CLASS Y
Net asset value, beginning of period                                $ 10.49       $ 10.66
                                                                    -------       -------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.18       $  0.35
 Net realized and unrealized gain (loss) on investments               (0.10)        (0.12)
                                                                    -------       -------
   Net increase from investment operations                          $  0.08       $  0.23
Distributions to shareowners:
 Net investment income                                                (0.17)        (0.35)
 Net realized gain                                                    (0.11)        (0.05)
                                                                    -------       -------
Net increase (decrease) in net asset value                          $ (0.20)      $ (0.17)
                                                                    -------       -------
Net asset value, end of period                                      $ 10.29       $ 10.49
                                                                    =======       =======
Total return*                                                          0.90%**       2.18%
Ratio of net expenses to average net assets+                           0.77%**       0.69%
Ratio of net investment income to average net assets+                  3.34%**       3.24%
Portfolio turnover rate                                                 107%**         30%
Net assets, end of period (in thousands)                            $39,624       $43,663
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          0.84%**       1.04%
 Net investment income                                                 3.27%**       2.89%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          0.77%**       0.69%
 Net investment income                                                 3.34%**       3.24%

   The accompanying notes are an integral part of these financial statements.


Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended   Year Ended   Year Ended   Year Ended
                                                                    7/31/04      7/31/03      7/31/02     7/31/01
CLASS Y
Net asset value, beginning of period                               $ 10.71      $ 10.80      $ 10.52      $ 10.16
                                                                   -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.36      $  0.38      $  0.40      $  0.41
 Net realized and unrealized gain (loss) on investments              (0.03)       (0.09)        0.27         0.36
                                                                   -------      -------      -------      -------
   Net increase from investment operations                         $  0.33      $  0.29      $  0.67      $  0.77
Distributions to shareowners:
 Net investment income                                               (0.37)       (0.38)       (0.39)       (0.41)
 Net realized gain                                                   (0.01)           -            -            -
                                                                   -------      -------      -------      -------
Net increase (decrease) in net asset value                         $ (0.05)     $ (0.09)     $  0.28      $  0.36
                                                                   -------      -------      -------      -------
Net asset value, end of period                                     $ 10.66      $ 10.71      $ 10.80      $ 10.52
                                                                   =======      =======      =======      =======
Total return*                                                         3.14%        2.72%        6.54%        7.72%
Ratio of net expenses to average net assets+                          0.68%        0.69%        0.72%        0.75%
Ratio of net investment income to average net assets+                 3.38%        3.51%        3.80%        3.95%
Portfolio turnover rate                                                 11%           6%          13%           7%
Net assets, end of period (in thousands)                           $47,858      $50,536      $54,901      $57,181
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         1.15%        1.15%        1.16%        1.19%
 Net investment income                                                2.91%        3.05%        3.36%        3.51%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         0.68%        0.69%        0.72%        0.75%
 Net investment income                                                3.38%        3.51%        3.80%        3.95%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Florida Tax Free Income Fund (the Fund), is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Florida Tax-Exempt Fund. AmSouth Florida Tax-Exempt Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Florida Tax-Exempt Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The Fund's investment objective is to seek a high level of current interest income exempt from federal income tax and so that its shares will be exempt from Florida state intangible personal property tax as is consistent with the relative stability of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 26, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates.

Information regarding the Fund's principal investment risks is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks. Investing primarily in the securities issued by Florida and its municipalities makes the Fund more vulnerable to unfavorable developments in Florida than are funds that

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

invest in municipal securities of many states. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. At January 31, 2006 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

   Interest income is recorded on the accrual basis. All discounts/ premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's dis-

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   tributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the year ended July 31, 2005 was as follows:

-----------------------------------------------------
                                         2005
-----------------------------------------------------
  Distributions paid from:
  Ordinary income                    $      606
  Tax-exempt income                   1,853,407
  Long-term capital gain                306,552
                                     ----------
    Total                            $2,160,565
                                     ==========
-----------------------------------------------------


   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2005.


---------------------------------------------------------
                                                 2005
---------------------------------------------------------
  Undistributed tax-exempt income           $   41,553
  Undistributed long-term gain                 481,107
  Unrealized appreciation                      836,577
                                            ----------
    Total                                   $1,359,237
                                            ==========
---------------------------------------------------------



   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization.


D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $64 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2006.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. The effective management fee for the period ended January 31, 2006 was 0.50%.

Effective September 23, 2005, PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.82%, 1.72% and 1.72% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through December 1, 2008 for Class A shares and through December 1, 2006 for Class B and Class C shares. However, there can be no assurance that PIM will extend the expense limitation beyond December 1, 2008 for Class A shares and December 1, 2006 for Class B and Class C shares. The Fund may terminate the expense limitation agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

of the agreement be in the best interests of the Fund and its shareowners.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At January 31, 2006, $761 was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $746 in transfer agent fees payable to PIMSS at January 31, 2006.


4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $75 in distribution fees payable to PFD at January 31, 2006.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Effective September 23, 2005 Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

CDSCs are paid to PFD. For the six months ended January 31, 2006, CDSCs in the amount of $4,130 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2006, the Fund's expenses were reduced by $12 under such arrangements.

Pioneer Florida Tax Free Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Margaret B.W. Graham
Thomas J. Perna
Marguerite A. Piret
John Winthrop

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive
  Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.




Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

 Call us for:

 Account Information, including existing accounts,
 new accounts, prospectuses, applications
 and service forms                                          1-800-225-6292

 FactFone(SM) for automated fund yields, prices,
 account information and transactions                       1-800-225-4321

 Retirement plans information                               1-800-622-0176

 Telecommunications Device for the Deaf (TDD)               1-800-225-1997

 Write to us:

 PIMSS, Inc.
 P.O. Box 55014
 Boston, Massachusetts 02205-5014


 Our toll-free fax                                          1-800-225-4240


 Our internet e-mail address                 ask.pioneer@pioneerinvest.com
 (for general questions about Pioneer only)


 Visit our web site:                                  www.pioneerfunds.com


 Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

 The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                     FOCUSED
                                     EQUITY
                                      FUND

                                   Semiannual
                                     Report

                                    1/31/06


                                 [LOGO]PIONEER
                                       Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                          2

Portfolio Management Discussion                4

Portfolio Summary                              8

Prices and Distributions                       9

Performance Update                            10

Comparing Ongoing Fund Expenses               14

Schedule of Investments                       16

Financial Statements                          19

Notes to Financial Statements                 27

Trustees, Officers and Service Providers      33

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We would like to welcome you to the first report of the Pioneer Focused Equity Fund. We would like to extend a special welcome to fund investors who have joined us from the AmSouth Funds. On September 23, 2005 the transaction bringing all of the AmSouth Funds to Pioneer Investments was finalized.

As we look back at 2005, U.S. investors can see a year of major challenges, though without much change in the market indices. The problems in Iraq continued, oil prices rose, and three major hurricanes hit the United States. Short-term interest rates ratcheted steadily higher. Nevertheless, inflation remained low, the economy and corporate earnings continued to grow, and intermediate and long-term rates stayed about the same, signaling market confidence that the Federal Reserve could control the inflationary pressures induced by a rising economy.

The growing economy and profits were not reflected in the small gains in the major U.S. stock market indices, as declining Price/ Earnings ratios largely offset earnings gains. Among capitalization ranges, Mid-caps continued to lead, while Growth returns lagged Value only modestly.

The U.S. economy faces challenges in 2006, but from a position of relative strength. Although overall U.S. economic growth may slow somewhat in 2006, this would not necessarily be bad news for investors who are more concerned about inflation risk than the risk of economic weakness.

Fourth quarter gross domestic (GDP) product was slower than the preceding quarters, but this may be more of an aberration than an emerging trend as the first quarter GDP is likely to be quite strong. Past increases in interest rates and energy prices have not stalled economic, employment, or profit growth yet. Recent Fed language ("...some further measured policy firming may be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance.") suggested it is nearing the end of its steady tightening of monetary policy. That said, the Fed has signaled it is willing to continue to raise rates to prevent possible economic

Letter

overheating and a rise in inflation. In the interim, growth appears solid and inflation appears to still be well-contained.

In 2005, rising interest rates and improving business conditions helped the dollar strengthen versus the euro, yen, and other key currencies. The stronger dollar muted - for U.S. investors - the high stock returns local investors in international markets enjoyed. Looking forward, the economies of Europe, Japan, and the emerging markets appear likely to exhibit continued growth and we continue to have a positive view of the opportunities in international equity markets for the coming year. Like the U.S. Fed, though, the European Central Bank and the Bank of Japan appear to be moving toward higher interest rate policies as their economies strengthen, limiting the opportunity for bond market rallies.

The breadth of economic possibilities here and abroad underscores the importance of maintaining a well-diversified portfolio. We believe this is a good time for investors to review their portfolio holdings with their advisor and determine if their portfolios are positioned to benefit from the wide range of investment opportunities that exist across many asset classes, and from the risk reduction that prudent asset allocation can offer.

Respectfully,
/s/Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Before investing consider the fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06
--------------------------------------------------------------------------------

In the following interview, portfolio managers Neil Wright, Janna Sampson and Peter Jankovskis discuss the factors that influenced Pioneer Focused Equity Fund's performance for the semiannual period ended January 31, 2006. Pioneer Focused Equity Fund was created through the reorganization of AmSouth Select Equity Fund on September 23, 2005.

Q: Can you characterize the market environment for the Fund over the six-month period ended January 31, 2006?

A: The semiannual period saw generally modest equity returns with the notable exception of energy and other commodity-related stocks. At the end of August 2005, Hurricane Katrina devastated the Gulf Coast, and this was followed a few weeks later by Rita. One of the results of this catastrophic hurricane season was a significant short-term disruption in the U.S. oil supply. That resulted in soaring energy prices, with a barrel of crude oil briefly topping the $70 mark, as compared to prices in the $30 range two years earlier. Other commodities, such as paper and metals, followed suit. As a result, commodity producing companies generally experienced substantial earnings increases during the period, while earnings - and share prices - in industries that rely on commodities in the manufacture or delivery of their products suffered from increased costs.

Q:   How did the Fund perform in this environment?

A: Class A shares of the Fund returned -3.03% at net asset value from July 31, 2005, through January 31, 2006, versus 4.67% for the Standard & Poor's 500 Index, the Fund's unmanaged benchmark. The Fund's long-term investment strategy of focusing on companies with strong brands constrained performance over a period in which market leadership was highly concentrated among commodity producers. In addition, many of the companies in our investment universe are heavy commodity consumers.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   Can you outline the Fund's overall investment approach?

A: Our investment universe is approximately 150 mid- and large-capitalization companies with dominant market share positions that are supported by some barrier to entry such as a well-known brand name. Within our universe, we employ an actively managed, stock-by-stock approach to identify companies that we believe are trading at discounts to their long-term value. The result is a portfolio of 20 to 25 leading "market power" companies whose stock prices we believe are undervalued. We believe that a portfolio constructed in this fashion has the potential to outperform the broader market over a complete market cycle, with less volatility.

Q: Can you discuss what helped and hurt performance of the Fund over the period?

A: Unfortunately, the universe of companies from which we select investments was out of favor, and that was reflected in the Fund's results over the six months. We typically do not invest in the energy sector, and during the period we had no exposure to energy, which was by far the best performing sector. In addition, we made a decision to avoid the financial sector because we thought the Federal Reserve would continue to raise rates on the short end, and we expected longer-term rates to rise along with commodity prices. However, long-term rates were stable as the market did not perceive inflation as a threat, and in retrospect exposure to financials would have helped performance.

     Because one of our principal areas of focus is on companies with strong brands, we are generally overweighted versus the broad market in the consumer-oriented sectors, which underperformed during the semiannual period. At the end of January, the consumer discretionary and consumer staples sectors comprised over 36% and 21%, respectively, of the Fund. Our biggest holding in this area and one of our better performers was McDonald's, a bellwether consumer discretionary stock. McDonald's managed to grow sales and maintain strong earnings on the basis of well-received new products and promotions. In addition, McDonald's has taken steps to reduce its paper costs, by reducing the size of the containers used to deliver food to consumers.

     A number of holdings were affected more decisively during the period by higher paper costs, including newspaper publisher Tribune. A tepid advertising environment also contributed to

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06                              (continued)
--------------------------------------------------------------------------------

     weaker results for publishers. Among consumer staples, Kimberly Clark was hit especially hard by the increased cost of paper. The company relies heavily on sales of paper-based products such as diapers and facial tissues, and recently sold its paper mill, making its earnings more subject to fluctuations in the price of that commodity. In addition, Kimberly Clark incurred significant research costs during the period, which acted to lower short-term earnings, but which we believe will serve the company well in the longer run.

     The Fund is also overweight the industrial sector, which stood at over 21% of assets at the end of January. The Fund's largest holding in this area is Automatic Data Processing (ADP) the leading provider of payroll processing services to employers. We expected the company's shares to perform well given both the growth in U.S. employment and rising short-term interest rates, which provide a boost to earnings on cash held by ADP pending its disbursement to employees of its client companies. However, concerns about economic growth and the sustainability of recent employment gains held back the performance of ADP's stock during the period.

     As we are long-term investors in a fairly concentrated number of companies, turnover in the portfolio is typically low. The biggest change among our holdings during the period was the elimination of Wal-Mart Stores from the portfolio. Our decision was made in view of a change in banking regulations that took effect in January of 2006 and that has resulted in a doubling of minimum credit card payments for millions of consumers. While the change has not yet been reflected in the company's business results or share price performance, we believe it has the potential to hurt Wal-Mart more than its peers.

Q:   How are you positioning the Fund going forward?

A: We expect energy prices and commodity prices in general to moderate, giving the companies on which we focus an opportunity gradually to raise prices and restore profitability. Historically, the Fund's universe of "market power" companies has traded at a premium to the overall market based on such valuation measures as price-earnings ratios, which indicate how much investors are willing to pay per dollar of a company's earnings. However, many of the companies we hold are currently priced at below-market price-earnings ratios and dramatically below their long-term average valuations. We believe the Fund is well positioned for the next

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     phase of the market cycle, even if commodity prices remain near their current levels. The biggest risk to this outlook is a sharp increase in energy prices during the first quarter of 2006, which we do not view as likely.

     Going forward, we will continue to use intensive fundamental research to target leading companies benefiting from competitive barriers that help protect their market shares and profits, with a focus on those companies that are selling at reasonable valuations. Our goal remains to outperform the broader market over the long term, with less short-term volatility.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 1/31/06
--------------------------------------------------------------------------------

 Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                         100.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]


Consumer Discretionary                     37.0%
Industrials                                21.6%
Consumer Staples                           21.4%
Information Technology                     13.3%
Materials                                   4.0%
Health Care                                 2.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

 1. McDonald's Corp.             7.88%        6. Automatic Data Processing, Inc.       7.31%
 2. Home Depot, Inc.             7.29%        7. Pitney Bowes, Inc.                    7.09%
 3. Waste Management, Inc.       7.05%        8. Harley-Davidson, Inc.                 6.84%
 4. Microsoft Corp.              5.94%        9. American Power Conversion Corp.       5.09%
 5. The Walt Disney Co.          4.98%       10. General Mills, Inc.                   4.87%

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class     1/31/06       7/31/05
-------   ---------      --------
    A       $13.16        $14.28
    B       $12.70        $13.82
    C       $12.73        $13.06
    Y       $13.23        $14.36

Distributions Per Share
--------------------------------------------------------------------------------

                     7/31/05 - 1/31/06
                     -----------------
              Net
           Investment       Short-Term      Long-Term
 Class       Income       Capital Gains   Capital Gains
 -----     ----------     -------------   -------------
    A       $0.0720            $ -           $0.6142
    B       $0.0263            $ -           $0.6142
    C       $0.0170            $ -           $0.6142
    Y       $0.1035            $ -           $0.6142

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Standard & Poor's (S&P) 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The index defined here pertains to the Value of $10,000 Investment charts on pages 10-13.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Focused Equity Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

Average Annual Total Returns
(As of January 31, 2006)
                  Net Asset        Public
                    Value         Offering
Period              (NAV)        Price (POP)
Life-of-Class        6.20%           5.35%
(9/1/98)
5 Years              5.92            4.67
1 Year              -4.01           -9.51

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                                 Standard
             Pioneer Focused     & Poor's
              Equity Fund       500 Index
9/98               $9,425         $10,000
                  $10,715         $12,635
1/00               $9,054         $13,941
                  $10,515         $13,815
1/02              $11,640         $11,586
                  $10,384          $8,920
1/04              $13,607         $12,003
                  $14,603         $12,749
1/06              $14,018         $14,072

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class A and Class B shares of the Fund includes the performance of AmSouth Select Equity Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Focused Equity Fund was created through the reorganization of AmSouth Select Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Focused Equity Fund, compared to that of the Standard & Poor's (S&P) 500 Index.

Average Annual Total Returns
(As of January 31, 2006)
                      If               If
Period               Held           Redeemed
Life-of-Class
(9/1/98)             5.42%           5.42%
5 Years              5.11            5.11
1 Year              -4.80           -8.42

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment
                                 Standard
             Pioneer Focused     & Poor's
              Equity Fund       500 Index
9/98              $10,000         $10,000
                  $11,329         $12,635
1/00               $9,509         $13,941
                  $10,978         $13,815
1/02              $12,059         $11,586
                  $10,685          $8,920
1/04              $13,892         $12,003
                  $14,798         $12,749
1/06              $14,087         $14,072

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Focused Equity Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

Average Annual Total Returns
(As of January 31, 2006)
                      If              If
Period               Held          Redeemed
Life-of-Class
(9/1/98)             5.44%           5.44%
5 Years              5.15            5.15
1 Year              -4.65           -4.65

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment
                                 Standard
             Pioneer Focused     & Poor's
              Equity Fund       500 Index
9/98              $10,000         $10,000
                  $11,329         $12,635
1/00               $9,509         $13,941
                  $10,978         $13,815
1/02              $12,059         $11,586
                  $10,685          $8,920
1/04              $13,892         $12,003
                  $14,798         $12,749
1/06              $14,110         $14,072

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Focused Equity Fund was created through the reorganization of AmSouth Select Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Focused Equity Fund, compared to that of the Standard & Poor's (S&P) 500 Index.

Average Annual Total Returns
(As of January 31, 2006)
                      If              If
Period               Held          Redeemed
Life-of-Class
(9/1/98)             6.39%           6.39%
5 Years              6.10            6.10
1 Year              -3.74           -3.74

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment
                                 Standard
             Pioneer Focused     & Poor's
              Equity Fund       500 Index
9/98              $10,000         $10,000
                  $11,368         $12,635
1/00               $9,638         $13,941
                  $11,206         $13,815
1/02              $12,420         $11,586
                  $11,091          $8,920
1/04              $14,560         $12,003
                  $15,653         $12,749
1/06              $15,068         $14,072

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Select Equity Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Focused Equity Fund was created through the reorganization of AmSouth Select Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and chart do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Focused Equity Fund

Based on actual returns from August 1, 2005 through January 31, 2006.

Share Class                           A              B              C              Y
----------------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 8/1/05
Ending Account Value              $  969.70      $  965.40      $1,011.90      $  971.50
On 1/31/06
Expenses Paid During Period*      $    6.75      $   11.05      $   11.21      $    5.32

* Expenses are equal to the Fund's annualized expense ratio of 1.36%, 2.23%, 2.21% and 1.07%, for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Focused Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2005 through January 31, 2006.

Share Class                           A              B              C              Y
----------------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 8/1/05
Ending Account Value              $1,018.35      $1,013.96      $1,014.06      $1,019.81
On 1/31/06
Expenses Paid During Period*      $    6.92      $   11.32      $   11.22      $    5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.36%, 2.23%, 2.21% and 1.07%, for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06 (unaudited)
--------------------------------------------------------------------------------

 Shares                                                              Value
             COMMON STOCKS - 99.2%
             Materials - 3.9%
             Specialty Chemicals - 3.9%
101,600      International Flavor & Fragrances, Inc.           $ 3,348,736
                                                               -----------
             Total Materials                                   $ 3,348,736
                                                               -----------
             Capital Goods - 7.4%
             Electrical Component & Equipment - 5.1%
182,000      American Power Conversion Corp.                   $ 4,313,400
                                                               -----------
             Industrial Machinery - 2.3%
 57,100      Briggs & Stratton Corp.*                          $ 1,986,509
                                                               -----------
             Total Capital Goods                               $ 6,299,909
                                                               -----------
             Commercial Services & Supplies - 14.0%
             Environmental & Facilities Services - 7.0%
189,060      Waste Management, Inc.*                           $ 5,970,515
                                                               -----------
             Office Services & Supplies - 7.0%
140,600      Pitney Bowes, Inc.                                $ 6,009,244
                                                               -----------
             Total Commercial Services & Supplies              $11,979,759
                                                               -----------
             Automobiles & Components - 6.8%
             Motorcycle Manufacturers - 6.8%
108,200      Harley-Davidson, Inc.                             $ 5,791,946
                                                               -----------
             Total Automobiles & Components                    $ 5,791,946
                                                               -----------
             Consumer Durables & Apparel - 2.3%
             Household Appliances - 2.3%
 48,500      Snap-On, Inc.*                                    $ 1,946,305
                                                               -----------
             Total Consumer Durables & Apparel                 $ 1,946,305
                                                               -----------
             Consumer Services - 7.8%
             Restaurants - 7.8%
190,700      McDonald's Corp.                                  $ 6,676,407
                                                               -----------
             Total Consumer Services                           $ 6,676,407
                                                               -----------
             Media - 12.7%
             Movies & Entertainment - 4.9%
166,600      The Walt Disney Co.*                              $ 4,216,646
                                                               -----------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                              Value
             Publishing - 7.8%
 64,800      Gannett Co.                                       $ 4,004,640
 91,600      Tribune Co.                                         2,657,316
                                                               -----------
                                                               $ 6,661,956
                                                               -----------
             Total Media                                       $10,878,602
                                                               -----------
             Retailing - 7.2%
             Home Improvement Retail - 7.2%
152,200      Home Depot, Inc.                                  $ 6,171,710
                                                               -----------
             Total Retailing                                   $ 6,171,710
                                                               -----------
             Food & Drug Retailing - 4.7%
             Food Distributors - 4.7%
131,500      Sysco Corp.                                       $ 4,034,420
                                                               -----------
             Total Food & Drug Retailing                       $ 4,034,420
                                                               -----------
             Food, Beverage & Tobacco - 12.6%
             Packaged Foods & Meats - 12.6%
 84,800      General Mills, Inc.                               $ 4,122,128
120,100      H.J. Heinz Co., Inc.                                4,076,194
 58,478      The J.M. Smucker Co.                                2,543,793
                                                               -----------
                                                               $10,742,115
                                                               -----------
             Total Food, Beverage & Tobacco                    $10,742,115
                                                               -----------
             Household & Personal Products - 3.9%
             Household Products - 3.9%
 58,000      Kimberly-Clark Corp.                              $ 3,312,960
                                                               -----------
             Total Household & Personal Products               $ 3,312,960
                                                               -----------
             Pharmaceuticals & Biotechnology - 2.7%
             Pharmaceuticals - 2.7%
 89,620      Pfizer, Inc.                                      $ 2,301,442
                                                               -----------
             Total Pharmaceuticals & Biotechnology             $ 2,301,442
                                                               -----------
             Software & Services - 13.1%
             Data Processing & Outsourced Services - 7.2%
141,000      Automatic Data Processing, Inc.                   $ 6,195,540
                                                               -----------
             Systems Software - 5.9%
178,800      Microsoft Corp.                                   $ 5,033,220
                                                               -----------
             Total Software & Services                         $11,228,760
                                                               -----------

The accompanying notes are an integral part of these financial statements.    17

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited)                         (continued)
--------------------------------------------------------------------------------

                                                                                      Value
       TOTAL COMMON STOCKS
       (Cost $75,980,381)                                                       $84,713,071
                                                                                -----------
       TOTAL INVESTMENT IN SECURITIES - 99.2%
       (Cost $75,980,381)                                                       $84,713,071
                                                                                -----------
       OTHER ASSETS AND LIABILITIES - 0.8%                                      $   686,498
                                                                                -----------
       TOTAL NET ASSETS - 100.0%                                                $85,399,569
                                                                                ===========

*    Non-income producing security

(a) At January 31, 2006, the net unrealized gain on investments based oncost for federal income tax purposes of $75,980,381 was as follows:

   Aggregate gross unrealized gain for all investments in which there
   is an excess of value over tax cost                                          $12,542,771
   Aggregate gross unrealized loss for all investments in which there
   is an excess of tax cost over value                                           (3,810,081)
                                                                                -----------
   Net unrealized gain                                                          $ 8,732,690
                                                                                ===========
   Purchases and sales of securities (excluding temporary cash invest-
   ments) for the six months ended January 31, 2006 aggregated $0 and $26,264,016, respectively.

18    The accompanying notes are an integral part of these financial statements.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 1/31/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $75,980,381)               $84,713,071
  Cash                                                          687,801
  Receivables -
    Fund shares sold                                             21,409
    Dividends, interest and foreign taxes withheld               29,920
  Other                                                          17,024
                                                            -----------
     Total assets                                           $85,469,225
                                                            -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                 $    38,791
  Due to affiliates                                              10,868
  Accrued expenses                                               19,997
                                                            -----------
     Total liabilities                                      $    69,656
                                                            -----------
NET ASSETS:
  Paid-in capital                                           $77,553,973
  Distributions in excess of net investment income              (31,886)
  Accumulated net realized loss on investments                 (855,208)
  Net unrealized gain on investments                          8,732,690
                                                            -----------
     Total net assets                                       $85,399,569
                                                            ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $15,823,750/1,202,147 shares)           $     13.16
                                                            ===========
  Class B (based on $13,482,809/1,061,564 shares)           $     12.70
                                                            ===========
  Class C (based on $9,849/774 shares)                      $     12.73
                                                            ===========
  Class Y (based on $56,083,161/4,240,282 shares)           $     13.23
                                                            ===========
MAXIMUM OFFERING PRICE:
  Class A ($13.16 [divided by] 94.25%)                      $     13.96
                                                            ===========

The accompanying notes are an integral part of these financial statements.   19

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/06

INVESTMENT INCOME:
  Dividends                                                    $1,158,174
  Interest                                                          9,197
  Income from securities loaned, net                                3,908
                                                               ----------
     Total investment income                                                       $ 1,171,279
                                                                                   -----------
EXPENSES:
  Management fees                                              $  355,193
  Transfer agent fees and expenses
   Class A                                                         12,116
   Class B                                                         17,461
   Class C                                                             17
   Class Y                                                            443
  Distribution fees
   Class A                                                         21,991
   Class B                                                         77,104
   Class C                                                             35
   Class Y                                                         12,426
  Administrative reimbursements                                    37,113
  Custodian fees                                                    8,892
  Registration fees                                                29,045
  Professional fees                                                38,874
  Printing expense                                                  7,952
  Fees and expenses of nonaffiliated trustees                       6,819
  Miscellaneous                                                    10,990
                                                               ----------
     Total expenses                                                                $   636,471
     Less management fees waived and expenses
       reimbursed by Advisor                                                           (23,692)
     Less fees paid indirectly                                                            (460)
                                                                                   -----------
     Net expenses                                                                  $   612,319
                                                                                   -----------
       Net investment income                                                       $   558,960
                                                                                   -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                                 $  (795,730)
                                                                                   -----------
  Change in net unrealized gain on investments                                     $(4,051,514)
                                                                                   -----------
  Net loss on investments                                                          $(4,847,244)
                                                                                   -----------
  Net decrease in net assets resulting from operations                             $(4,288,284)
                                                                                   ===========

20    The accompanying notes are an integral part of these financial statements.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/06 and the Year Ended 7/31/05

                                                                Six Months
                                                                  Ended
                                                                 1/31/06             Year Ended
                                                               (unaudited)              7/31/05
FROM OPERATIONS:
Net investment income                                        $    558,960         $    779,339
Net realized gain (loss) on investments                          (795,730)           4,660,003
Change in net unrealized gain (loss) on investments            (4,051,514)           4,443,738
                                                             ------------         ------------
    Net increase (decrease) in net assets resulting
     from operations                                         $ (4,288,284)        $  9,883,080
                                                             ------------         ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.07 and $0.09 per share, respectively)        $    (93,502)        $   (124,771)
    Class B ($0.03 and $0.05 per share, respectively)             (29,093)             (58,825)
    Class C ($0.02 and $0.00 per share, respectively)                 (13)                   -
    Class Y ($0.10 and $0.10 per share, respectively)            (468,238)            (676,237)
Net realized gain:
    Class A ($0.61 and $0.01 per share, respectively)            (806,113)             (16,950)
    Class B ($0.61 and $0.01 per share, respectively)            (680,172)             (14,877)
    Class C ($0.61 and $0.01 per share, respectively)                (470)             (87,729)
    Class Y ($0.61 and $0.01 per share, respectively)          (2,704,043)                   -
                                                             ------------         ------------
     Total distributions to shareowners                      $ (4,781,644)        $   (979,389)
                                                             ------------         ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $  8,254,608         $ 35,025,158
Reinvestment of distributions                                   2,759,827              543,199
Cost of shares repurchased                                    (40,875,145)         (38,052,530)
                                                             ------------         ------------
    Net decrease in net assets resulting from
     Fund share transactions                                 $(29,860,710)        $ (2,484,173)
                                                             ------------         ------------
    Net increase (decrease) in net assets                    $(38,930,638)        $  6,419,518
NET ASSETS:
Beginning of period                                           124,330,207          117,910,689
                                                             ------------         ------------
End of period (including distributions in excess
  of net investment income of ($31,886)
  and $0, respectively                                       $ 85,399,569         $124,330,207
                                                             ============         ============

The accompanying notes are an integral part of these financial statements.   21

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

                                   '06 Shares       '06 Amounts      '05 Shares     '05 Amounts
                                  (unaudited)       (unaudited)
CLASS A
Shares sold                           236,577      $  3,249,273         648,419     $  9,403,809
Reinvestment of distributions          62,879           829,755           8,931          126,625
Less shares repurchased              (506,194)       (6,857,961)       (427,216)      (6,050,281)
                                   ----------      ------------      ----------     ------------
    Net increase (decrease)          (206,738)     $ (2,778,933)        230,134     $  3,480,153
                                   ==========      ============      ==========     ============
CLASS B
Shares sold                            23,240      $    310,976         392,269     $  5,572,240
Reinvestment of distributions          51,220           651,049           4,800           66,304
Less shares repurchased              (254,082)       (3,318,150)       (194,912)      (2,655,232)
                                   ----------      ------------      ----------     ------------
    Net increase (decrease)          (179,622)     $ (2,356,125)        202,157     $  2,983,312
                                   ==========      ============      ==========     ============
CLASS C (a)
Shares sold                               774      $     10,100
                                   ----------      ------------
    Net increase (decrease)               774      $     10,100
                                   ==========      ============
CLASS Y
Shares sold                           342,585      $  4,684,259       1,318,466     $ 20,049,109
Reinvestment of distributions          96,305         1,279,023          24,577          350,270
Less shares repurchased            (2,262,546)      (30,699,034)     (2,051,917)     (29,347,017)
                                   ==========      ============      ==========     ============
    Net decrease                   (1,823,656)     $(24,735,752)       (708,874)    $ (8,947,638)
                                   ==========      ============      ==========     ============

(a)  Class C shares were first publicly offered on September 26, 2005.

22    The accompanying notes are an integral part of these financial statements.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                      Ended
                                                                     1/31/06     Year Ended
                                                                   (unaudited)     7/31/05
CLASS A
Net asset value, beginning of period                                $ 14.28       $ 13.34
                                                                    -------       -------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.06       $  0.09
 Net realized and unrealized gain (loss) on investments               (0.50)         0.95
                                                                    -------       -------
  Net increase (decrease) from investment operations                $ (0.44)      $  1.04
Distributions to shareowners:
 Net investment income                                                (0.07)        (0.09)
 Net realized gain                                                    (0.61)        (0.01)
                                                                    -------       -------
Net increase (decrease) in net asset value                          $ (1.12)      $  0.94
                                                                    -------       -------
Net asset value, end of period                                      $ 13.16       $ 14.28
                                                                    =======       =======
Total return*                                                         (3.03)%        7.84%
Ratio of net expenses to average net assets+                           1.36%**       1.31%
Ratio of net investment income to average net assets+                  1.01%**       0.56%
Portfolio turnover rate                                                   8%**         14%
Net assets, end of period (in thousands)                            $15,824       $20,115
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          1.40%**       1.39%
 Net investment income                                                 0.97%**       0.59%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.36%**       1.31%
 Net investment income                                                 1.01%**       0.56%

                                                                  Year Ended    Year Ended  Year Ended  Year Ended
                                                                    7/31/04       7/31/03    7/31/02      7/31/01
CLASS A
Net asset value, beginning of period                                $ 11.89       $ 10.98    $11.23      $ 8.72
                                                                    -------       -------    ------      ------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.06       $  0.05    $ 0.02      $ 0.01
 Net realized and unrealized gain (loss) on investments                1.55          0.91     (0.25)       2.51
                                                                    -------       -------    ------      ------
  Net increase (decrease) from investment operations                $  1.61       $  0.96    $(0.23)     $ 2.52
Distributions to shareowners:
 Net investment income                                                (0.06)        (0.05)    (0.02)      (0.01)
 Net realized gain                                                    (0.10)            -         -           -
                                                                    -------       -------    ------      ------
Net increase (decrease) in net asset value                          $  1.45       $  0.91    $(0.25)     $ 2.51
                                                                    -------       -------    ------      ------
Net asset value, end of period                                      $ 13.34       $ 11.89    $10.98      $11.23
                                                                    =======       =======    ======      ======
Total return*                                                         13.54%         8.77%    (2.01)%     28.96%
Ratio of net expenses to average net assets+                           1.29%         1.34%     1.46%       1.71%
Ratio of net investment income to average net assets+                  0.39%         0.48%     0.28%       0.05%
Portfolio turnover rate                                                  18%            8%       38%         19%
Net assets, end of period (in thousands)                            $15,730       $ 7,034    $4,511      $2,665
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          1.39%         1.49%     1.71%       2.07%
 Net investment income                                                 0.29%         0.33%     0.03%      (0.30)%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.29%         1.34%     1.46%       1.71%
 Net investment income                                                 0.39%         0.48%     0.28%       0.05%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    23

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                      Ended
                                                                     1/31/06     Year Ended
                                                                   (unaudited)    7/31/05
CLASS B
Net asset value, beginning of period                                $ 13.82       $ 12.97
                                                                    -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $  0.01       $ (0.01)
 Net realized and unrealized gain (loss) on investments               (0.49)         0.92
                                                                    -------       -------
  Net increase (decrease) from investment operations                $ (0.48)      $  0.91
Distributions to shareowners:
 Net investment income                                                (0.03)        (0.05)
 Net realized gain                                                    (0.61)        (0.01)
                                                                    -------       -------
Net increase (decrease) in net asset value                          $ (1.12)      $  0.85
                                                                    -------       -------
Net asset value, end of period                                      $ 12.70       $ 13.82
                                                                    =======       =======
Total return*                                                         (3.46)%        7.03%
Ratio of net expenses to average net assets+                           2.23%**       2.05%
Ratio of net investment (income) loss to average net assets+           0.15%**      (0.19)%
Portfolio turnover rate                                                   8%**         14%
Net assets, end of period (in thousands)                            $13,483       $17,158
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          2.27%**       2.15%
 Net investment income (loss)                                          0.11%**      (0.29)%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          2.23%**       2.05%
 Net investment income (loss)                                          0.15%**      (0.19)%

                                                                  Year Ended    Year Ended  Year Ended  Year Ended
                                                                    7/31/04       7/31/03    7/31/02      7/31/01
CLASS B
Net asset value, beginning of period                                $ 11.61        $10.77     $11.08      $ 8.64
                                                                    -------        ------     ------      ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $ (0.03)       $(0.02)    $(0.03)     $(0.08)
 Net realized and unrealized gain (loss) on investments                1.51          0.88      (0.28)       2.52
                                                                    -------        ------     ------      ------
  Net increase (decrease) from investment operations                $  1.48        $ 0.86     $(0.31)     $ 2.44
Distributions to shareowners:
 Net investment income                                                (0.02)        (0.02)         -           -
 Net realized gain                                                    (0.10)            -          -           -
                                                                    -------        ------     ------      ------
Net increase (decrease) in net asset value                          $  1.36        $ 0.84     $(0.31)     $ 2.44
                                                                    -------        ------     ------      ------
Net asset value, end of period                                      $ 12.97        $11.61     $10.77      $11.08
                                                                    =======        ======     ======      ======
Total return*                                                         12.74%         7.98%     (2.77)%     28.24%
Ratio of net expenses to average net assets+                           2.04%         2.08%      2.19%       2.44%
Ratio of net investment (income) loss to average net assets+          (0.35)%       (0.28)%    (0.45)%     (0.75)%
Portfolio turnover rate                                                  18%            8%        38%         19%
Net assets, end of period (in thousands)                            $13,476        $7,758     $4,800      $1,586
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          2.14%         2.24%      2.44%       2.80%
 Net investment income (loss)                                         (0.45)%       (0.44)%    (0.70)%     (1.11)%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          2.04%         2.08%      2.19%       2.44%
 Net investment income (loss)                                         (0.35)%       (0.28)%    (0.45)%     (0.75)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
24    The accompanying notes are an integral part of these financial statements.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       9/26/05(a)
                                                                          to
                                                                        1/31/06
CLASS C
Net asset value, beginning of period                                    $13.06
                                                                        ------
Increase from investment operations:
  Net investment income (loss)                                          $    -
  Net realized and unrealized gain on investments                         0.30
                                                                        ------
   Net increase from investment operations                              $ 0.30
Distributions to shareowners:
  Net investment income                                                  (0.02)
  Net realized gain                                                      (0.61)
                                                                        ------
Net decrease in net asset value                                         $(0.33)
                                                                        ------
Net asset value, end of period                                          $12.73
                                                                        ------
Total return*                                                             1.19%
Ratio of net expenses to average net assets+                              2.38%**
Ratio of net investment income (loss) to average net assets+             (0.17)%**
Portfolio turnover rate                                                      8%**
Net assets, end of period (in thousands)                                $   10
Ratios with no waiver of management fees and assumption
  of expenses by Advisor and no reduction for fees paid
  indirectly:
  Net expenses                                                            2.38%**
  Net investment income (loss)                                           (0.17)%**
Ratios with waiver of management fees and assumption
  of expenses by Advisor and reduction for fees paid
  indirectly:
  Net expenses                                                            2.21%**
  Net investment income (loss)                                            0.00%**

(a) Class C shares were first publicly offered on September 26, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
** Annualized.
+ Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   25

                                                                  Six Months
                                                                     Ended
                                                                    1/31/06     Year Ended
                                                                  (unaudited)     7/31/05
CLASS Y
Net asset value, beginning of period                                $ 14.36       $ 13.40
                                                                    -------       -------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.10       $  0.10
 Net realized and unrealized gain (loss) on investments               (0.52)         0.97
                                                                    -------       -------
  Net increase (decrease) from investment operations                $ (0.42)      $  1.07
Distributions to shareowners:
 Net investment income                                                (0.10)        (0.10)
 Net realized gain                                                    (0.61)        (0.01)
                                                                    -------       -------
Net increase (decrease) in net asset value                          $ (1.13)      $  0.96
                                                                    -------       -------
Net asset value, end of period                                      $ 13.23       $ 14.36
                                                                    =======       =======
Total return*                                                         (2.85)%        8.02%
Ratio of net expenses to average net assets+                           1.07%**       1.15%
Ratio of net investment income to average net assets+                  1.48%**       0.74%
Portfolio turnover rate                                                   8%**         14%
Net assets, end of period (in thousands)                            $56,083       $87,030
Ratios with no waiver of management fees and assumption
 of expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          1.12%**       1.25%
 Net investment income (loss)                                          1.43%**       0.44%
Ratios with waiver of management fees and assumption
 of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.07%**       1.15%
 Net investment income                                                 1.48%**       0.74%

                                                                   Year Ended    Year Ended Year Ended  Year Ended
                                                                    7/31/04       7/31/03    7/31/02      7/31/01
CLASS Y
Net asset value, beginning of period                                $ 11.93       $ 11.01     $11.25      $ 8.73
                                                                    -------       -------     ------      ------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.07       $  0.07     $ 0.04      $ 0.02
 Net realized and unrealized gain (loss) on investments                1.57          0.91      (0.25)       2.52
                                                                    -------       -------     ------      ------
  Net increase (decrease) from investment operations                $  1.64       $  0.98     $(0.21)     $ 2.54
Distributions to shareowners:
 Net investment income                                                (0.07)        (0.06)     (0.03)      (0.02)
 Net realized gain                                                    (0.10)            -          -           -
                                                                    -------       -------     ------      ------
Net increase (decrease) in net asset value                          $  1.47       $  0.92     $(0.24)     $ 2.52
                                                                    -------       -------     ------      ------
Net asset value, end of period                                      $ 13.40       $ 11.93     $11.01      $11.25
                                                                    =======       =======     ======      ======
Total return*                                                         13.73%         8.96%     (1.84)%     29.12%
Ratio of net expenses to average net assets+                           1.14%         1.19%      1.33%       1.56%
Ratio of net investment income to average net assets+                  0.51%         0.57%      0.42%       0.19%
Portfolio turnover rate                                                  18%            8%        38%         19%
Net assets, end of period (in thousands)                            $90,762       $44,620     $8,419      $7,043
Ratios with no waiver of management fees and assumption
 of expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          1.29%         1.39%      1.63%       1.97%
 Net investment income (loss)                                          0.36%         0.37%      0.12%      (0.22)%
Ratios with waiver of management fees and assumption
 of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.14%         1.19%      1.33%       1.56%
 Net investment income                                                 0.51%         0.57%      0.42%       0.19%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

26    The accompanying notes are an integral part of these financial statements.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Focused Equity Fund (the Fund), is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is the successor to the AmSouth Select Equity Fund. AmSouth Select Equity Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005, pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Select Equity Fund on September 22, 2005). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, and Class Y shares. Class C shares were first publicly offered on September 26, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have adopted by Class A, Class B, and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited)                   (continued)
--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At January 31, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     Information regarding the Fund's principal risk is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the year ended July 31, 2005, was as follows:


--------------------------------------------------------------------------------
                                            2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                           $859,833
Long-term capital gain                     119,556
                                          --------
  Total                                   $979,389
                                          ========

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2005.


--------------------------------------------------------------------------------
                                           2005
--------------------------------------------------------------------------------
Undistributed long-term gain           $ 4,190,208
Unrealized appreciation                 12,725,236
                                       -----------
  Total                                $16,915,524
                                       ===========

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned approximately $433 in

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited)                   (continued)
--------------------------------------------------------------------------------

     underwriting commissions on the sale of Class A shares during the six-months ended January 31, 2005.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS) a wholly owned indirect Subsidiary of Unicredito Italiano, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, Class C, and Class R shares can bear different transfer agent and distribution fees.

E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion: 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.76% of the average daily net assets for the period.

Prior to the reorganization, AmSouth Asset Management Inc. ("AAMI") was the Fund's investment adviser. The investment advisory services of AAMI were performed under an investment advisory agreement, pursuant to which the Fund paid AAMI an annual fee equal to 0.80% of the Fund's average daily net assets.

OakBrook Investments, LLC (OakBrook) is the Fund's investment subadviser. For its services, OakBrook is entitled to a subadvisory fee from Pioneer at an annual rate of the Fund's daily net assets. Subadvisory fees are calculated daily at the annual rate of 0.357% of the Fund's average daily net assets up to $1 billion, 0.35% from $1 billion to $2 billion, 0.325% from $2 billion to $3 billion and 0.30% of the excess over $3 billion. The Fund does not pay a fee to OakBrook.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. On January 31, 2006, $1,674 was payable to PIM related to management fees, administrative costs and certain others services, and is included in due to affiliates.

3. Transfer Agent

PIMSS provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $8,712 in transfer agent fees payable to PIMSS at January 31, 2006.

4. Distribution and Service Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited)                   (continued)
--------------------------------------------------------------------------------

service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $482 in distribution fees payable to PFD at January 31, 2006.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 20, 2004 a CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within 18 months of purchase. Class B shares subscribed on or after December 1, 2004 that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R shares was eliminated. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2006, CDSCs in the amount of $13,141 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2006, the Fund's expenses were reduced by $460 under such arrangements.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                            Officers
John F. Cogan, Jr., Chairman        John F. Cogan, Jr., President
David R. Bock                       Osbert M. Hood, Executive
Mary K. Bush                        Vice President
Margaret B.W. Graham                Vincent Nave, Treasurer
Thomas J. Perna                     Dorothy E. Bourassa, Secretary
Marguerite A. Piret
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                                     PIONEER
                             -----------------------
                                   GOVERNMENT
                                     INCOME
                                      FUND

                                   Semiannual
                                     Report

                                     1/31/06

                              [LOGO] PIONEER
                                     Investments(R)

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           2
Portfolio Management Discussion                                 4
Fixed-Income Glossary                                           8
Portfolio Summary                                               9
Prices and Distributions                                       10
Performance Update                                             11
Comparing Ongoing Fund Expenses                                15
Schedule of Investments                                        17
Financial Statements                                           23
Notes to Financial Statements                                  31
Factors Considered by the Independent Trustees in Approving
the Management Contract                                        36
Trustees, Officers and Service Providers                       40

                                                                     President's
Dear Shareowner,
--------------------------------------------------------------------------------
We would like to welcome you to the first report of the Pioneer Government Income Fund. We would like to extend a special welcome to fund investors who have joined us from the AmSouth Funds. On September 23, 2005 the transaction bringing all of the AmSouth Funds to Pioneer Investments was finalized.

As we look back at 2005, U.S. investors can see a year of major challenges, though without much change in the market indices. The problems in Iraq continued, oil prices rose, and three major hurricanes hit the United States. Short-term interest rates ratcheted steadily higher. Nevertheless, inflation remained low, the economy and corporate earnings continued to grow, and intermediate and long-term rates stayed about the same, signaling market confidence that the Federal Reserve could control the inflationary pressures induced by a rising economy.

The growing economy and profits were not reflected in the small gains in the major U.S. stock market indices, as declining Price/ Earnings ratios largely offset earnings gains. Among capitalization ranges, Mid-caps continued to lead, while Growth returns lagged Value only modestly.

The U.S. economy faces challenges in 2006, but from a position of relative strength. Although overall U.S. economic growth may slow somewhat in 2006, this would not necessarily be bad news for investors who are more concerned about inflation risk than the risk of economic weakness.

Fourth quarter gross domestic (GDP) product was slower than the preceding quarters, but this may be more of an aberration than an emerging trend as the first quarter GDP is likely to be quite strong. Past increases in interest rates and energy prices have not stalled economic, employment, or profit growth yet. Recent Fed language ("...some further measured policy firming may be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance.") suggested it is nearing the endof its steady tightening of monetary policy. That said, the Fed has signaled it is willing to continue to raise rates to prevent possible economic

Letter

overheating and a rise in inflation. In the interim, growth appears solid and inflation appears to still be well-contained.

In 2005, rising interest rates and improving business conditions helped the dollar strengthen versus the euro, yen, and other key currencies. The stronger dollar muted--for U.S. investors--the high stock returns local investors in international markets enjoyed. Looking forward, the economies of Europe, Japan, and the emerging markets appear likely to exhibit continued growth and we continue to have a positive view of the opportunities in international equity markets for the coming year. Like the U.S. Fed, though, the European Central Bank and the Bank of Japan appear to be moving toward higher interest rate policies as their economies strengthen, limiting the opportunity for bond market rallies.

The breadth of economic possibilities here and abroad underscores the importance of maintaining a well-diversified portfolio. We believe this is a good time for investors to review their portfolio holdings with their advisor and determine if their portfolios are positioned to benefit from the wide range of investment opportunities that exist across many asset classes, and from the risk reduction that prudent asset allocation can offer.

Respectfully,
/s/Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06
--------------------------------------------------------------------------------

Continued economic growth and rising short-term interest rates during the last six months created the backdrop for the positive return earned by shareholders in Pioneer Government Income Fund. In the following interview, Richard Schlanger, the Fund's Portfolio Manager and a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Fund over the past half year.

Q:  How did the Fund perform during the period?

A: For the six-month period ended January 31, 2006, Class A shares of Pioneer Government Income Fund produced a total return of 0.67% at net asset value. The Fund underperformed its benchmark, the Lehman Brothers Government Bond Index, which returned 0.77% for the same period. It also fell short of the 1.28% return of the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index and the average 0.86% return generated by the funds in the U.S. Mortgage Funds Category of Lipper, an independent monitor of mutual fund performance. At the end of the period, the 30-day SEC yield for Class A shares was 3.58%. The Fund held 106 issues with an average quality of AAA.

    Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:  What was the investment environment like during the period?

A: In an environment of relatively strong economic growth, the Federal Reserve raised the federal funds rate five times from 3.25% to 4.50% during the period. The Fed's actions resulted in a flattening of the yield curve, with short-term yields and longer-term yields at approximately the same level. For a short period, the yield curve inverted slightly, with longer-term yields falling below short-term yields.

    While long-term yields on U.S. Treasury bonds were relatively low, they were among the highest among the developed countries, making them attractive to overseas investors. As a result, U.S. Government bonds benefited from an influx of money from foreign,

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    as well as domestic, investors. The performance of government bonds was also enhanced by investors seeking quality. At a time when long-term yields declined and the bonds of corporate issuers, like General Motors and Ford, were downgraded by credit rating agencies, domestic investors saw little advantage to take on greater risk. As a result, they moved to purchasing government securities with relative safety.

Q:  What strategies did you use in managing the Fund?

A: We continued to seek a high level of income without unduly risking capital. In making our investment decisions, we considered a variety of factors that influence economic activity and interest rates. These included the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar against world currencies. To take advantage of the flattening yield curve, we extended the portfolio's duration.

    At the beginning of the period, the portfolio had a relatively small Treasury bond position and a large allocation to mortgage-backed securities. Among mortgages, securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) accounted for a far greater percentage of assets than those issued by the Government National Mortgage Association (Ginnie
    Mae). Because we believed mortgages had become too high priced and subject to prepayment, we lowered the Fund's mortgage holdings, while increasing the percentage of Treasury bonds. We established a position in Treasury Inflation Protected Securities (TIPS) on the belief that inflation might pick up. TIPS are securities whose principal is tied to the consumer price index, which is a monthly indicator that measures the price inflation of a representative basket of goods and services. When inflation accelerates, the principal on TIPS increases in value. The interest-rate payment on TIPS is calculated on the inflated principal.

Q:  What contributed to performance?

A: The TIPS in the portfolio were the biggest contributor to performance. The portfolio's longer duration also contributed to results.

    Conventional mortgages issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) underperformed those issued by the Government National Mortgage Association (Ginnie Mae). Both

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06                            (continued)
--------------------------------------------------------------------------------

    Fannie Mae and Freddie Mac are well represented in the top 25 holdings that constitute over 60% of the portfolio; Fannie Mae with 33.5% of that total and Freddie Mac with 26.7%. They also have been in the headlines for more than a year because of accounting irregularities and concerns that these agencies were undercapitalized. Both agencies sold portions of their mortgage investment portfolios in order to raise funds to meet the higher capitalization levels required by the Office of Federal Housing Enterprise Oversight (OFHEO). The OFHEO has stated that both agencies are now adequately capitalized.

Q:  What is your financial outlook?

A: We are generally positive in our outlook. We think the yield curve will temporarily invert, with short-term yields rising above long-term yields. However, we believe that the Fed may be near the end of its rate-raising cycle. We expect to see some heightened market volatility in the short term, as investors become familiar with the policies and philosophy of Benjamin Bernanke, the new Federal Reserve chairman. With the re-issuance of the 30-year Treasury bond, there is likely to be a greater supply of Treasury bonds in the next several months; however, this increase in supply is unlikely to affect bond prices significantly, as foreign and domestic demand for U.S. Treasury bonds continues to be strong. As in the past, we will carefully monitor the factors that influence the economy, inflation and monetary policy, and make adjustments to the portfolio that we believe have potential to increase income and preserve principal.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investing in the securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FIXED-INCOME GLOSSARY
--------------------------------------------------------------------------------

Call Feature - A provision of a bond giving the issuer the right (but not the obligation) to buy a specified amount of an underlying security at a specified price within a specified time.

Call Protection - A protective provision of a callable security prohibiting the issuer from calling back the security for a period early in its life.

Core Inflation - the rise in the cost of goods and services minus the cost of food and energy.

Credit Rating - A published ranking, based on detailed financial analysis by an independent agency of a bond-issuing entity for its ability to pay obligations of that debt. The highest rating is usually AAA, and the lowest is D.

Duration - a measure of the bond's sensitivity to interest rate changes. The longer the duration in years, the longer an investor needs to wait for the bulk of interest payments, and the more its price will drop as interest rates go up.

Federal Reserve Board (the Fed) - establishes monetary policy, such as interest rates, and monitors the economic health of the country.

Federal Funds Rate - the overnight interest rate which the Federal Reserve applies when lending money to banks.

Liquidity - The degree to which an asset or security can be bought or sold in the market without affecting the asset's price. Liquidity is characterized by a high level of trading activity.

Maturity - the date a bond issuer must repay the principal borrowed through the issue of a bond.

Mortgaged-backed Securities (MBS) - An investment representing ownership of an undivided interest in a group of bundled mortgages. Principal and interest payments on individual mortgages are the income paid to MBS investors. Also known as mortgage pass-through.

Tight Monetary Policy - when the Federal Reserve takes action to curb inflation by reducing the money set aside for emergencies or other future needs of commercial banks dealing with the public, thus slowing the amount of money in circulation.

Yield - The rate of income generated from a stock in the form of dividends, or the effective rate of interest paid on a bond, calculated by the coupon rate divided by the bond's market price. In general, yield is the annual rate of return for any investment and is expressed as a percentage.

Yield Curve - A line that plots the interest rates, at a set point in time, of bonds having equal, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, and also to predict changes in economic output and growth.

Source: Investopedia.com

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 1/31/06
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]


Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

0-1 year     2.1%
1-3 years   23.5%
3-4 years   24.5%
4-6 years   26.5%
6-8 years   17.8%
8+ years     5.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

    1.    Federal National Mortgage Association, 5.0%, 1/1/35      6.51%
    2.    U.S. Treasury Bonds, 4.25%, 11/15/13                     5.67
    3.    Federal National Mortgage Association, 5.1%, 2/1/20      5.19
    4.    U.S. Treasury Notes, 4.25%, 11/15/14                     4.86
    5.    Federal Government Loan Mortgage Corp., 5.5%, 11/1/34    4.76
    6.    Federal National Mortgage Association, 6.0%, 1/1/35      4.60
    7.    U.S. Treasury Notes, 4.25%, 8/15/15                      4.22
    8.    Federal Government Loan Mortgage Corp., 5.0%, 1/1/35     4.20
    9.    Federal National Mortgage Association, 6.0%, 11/1/34     3.67
   10.    Federal National Mortgage Association, 5.0%, 9/1/33      3.58

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class   1/31/06   7/31/05
------- --------- --------
    A   $9.42     $9.65
    B   $9.42     $9.65
    C   $9.43     $9.65
    Y   $9.42     $9.66

Distributions Per Share
--------------------------------------------------------------------------------

                     8/1/05 - 1/31/06
        -------------------------------------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
------- ------------ --------------- --------------
    A    $0.1882           $ -       $0.1052
    B    $0.1505           $ -       $0.1052
    C    $0.1210           $ -       $0.1052
    Y    $0.2013           $ -       $0.1052

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the GNMA, Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Indices are unmanaged and their returns assume reinvestment of dividends and, unlike mutual fund returns, do not reflect any fees or expenses associated with a mutual fund. It is not possible to invest directly in an index

The indexes defined here pertain to the Value of $10,000 Investment charts on pages 11-14.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                               CLASS A SHARES
--------------------------------------------------------------------------------

   Investment Returns
--------------------------------------------------------------------------------
   The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                                  Lehman       Lehman Brothers
                Pioneer          Brothers        Fixed Rate
               Government       Government    Mortgage-Backed
               Income Fund      Bond Index   Securities Index
01/96             9550            10000           10000
                  9923            10326           10535
01/98            10924            11434           11562
                 11651            12357           12334
01/00            11627            12129           12365
                 13043            13805           14082
01/02            13873            14849           15145
                 14978            16254           16357
01/04            15287            17043           16923
                 15608            17751           17702
01/06            15821            18070           18127

             Average Annual Total Returns
               (As of January 31, 2006)
                                              Public
                               Net Asset     Offering
Period                        Value (NAV)   Price (POP)
 10 Years                    5.17%          4.69%
 5 Years                     3.94           2.99
 1 Year                      1.36          -3.17

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   The performance of the Class A shares of the fund includes the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                     CLASS B SHARES
--------------------------------------------------------------------------------

     Investment Returns
--------------------------------------------------------------------------------

   The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                 Lehman        Lehman Brothers
                 Pioneer        Brothers         Fixed Rate
                Government     Government     Mortgage-Backed
               Income Fund     Bond Index     Securities Index
03/00            10000            10000           10000
                 10884            11100           11136
01/02            11496            11940           11976
                 12322            13070           12936
01/04            12482            13704           13384
                 12650            14273           14000
01/06            12725            14529           14336



          Average Annual Total Returns
            (As of January 31, 2006)
                                 If         If
Period                          Held     Redeemed
 Life-of-Class
 (3/13/00)                   4.38%       4.38%
 5 Years                     3.17        3.17
 1 Year                      0.59       -3.25

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details.

   The performance of Class B shares of the fund includes the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

   All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                     CLASS C SHARES
--------------------------------------------------------------------------------

   Investment Returns
--------------------------------------------------------------------------------
   The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                 Lehman        Lehman Brothers
                 Pioneer        Brothers         Fixed Rate
                Government     Government     Mortgage-Backed
               Income Fund     Bond Index     Securities Index
03/00            10000            10000           10000
                 10884            11100           11136
01/02            11496            11940           11976
                 12322            13070           12936
01/04            12482            13704           13384
                 12650            14273           14000
01/06            12733            14529           14336

          Average Annual Total Returns
            (As of January 31, 2006)
                                 If         If
Period                          Held     Redeemed
 Life-of-Class
 (3/13/00)                   4.39%      4.39%
 5 Years                     3.19       3.19
 1 Year                      0.65       0.65

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   The performance of the Class C shares is based upon the performance of the fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                     CLASS Y SHARES
--------------------------------------------------------------------------------

     Investment Returns

--------------------------------------------------------------------------------

   The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                 Lehman        Lehman Brothers
                 Pioneer        Brothers         Fixed Rate
                Government     Government     Mortgage-Backed
               Income Fund     Bond Index     Securities Index
01/96            10000            10000           10000
                 10388            10326           10535
01/98            11441            11434           11562
                 12203            12357           12334
01/00            12202            12129           12365
                 13709            13805           14082
01/02            14603            14849           15145
                 15790            16254           16357
01/04            16139            17043           16923
                 16503            17751           17702
01/06            16762            18070           18127

          Average Annual Total Returns
            (As of January 31, 2006)
                                 If         If
Period                          Held     Redeemed
 10 Years                    5.30%      5.30%
 5 Years                     4.10       4.10
 1 Year                      1.57       1.57

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   The performance of the Class Y shares of the fund includes the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from August 1, 2005 through January 31, 2006.

Share Class                    A              B              C              Y
-------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 8/1/05
Ending Account Value     $1,006.70      $1,002.80      $1,003.40      $1,007.10
(after expenses) on
1/31/06
Expenses Paid            $    5.41      $    9.49      $   10.91      $    3.95
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, 1.88%, 2.16%, and 0.78% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Government Income Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2005 through January 31, 2006.

Share Class                    A              B              C              Y
-------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 8/1/05
Ending Account Value     $1,019.81      $1,015.73      $1,014.32      $1,021.27
(after expenses) on
1/31/06
Expenses Paid            $    5.45      $    9.55      $   10.97      $    3.95
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, 1.88%, 2.16% and 0.78% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Government Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06 (unaudited)
--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                     Value
                           COLLATERALIZED MORTGAGE OBLIGATIONS - 0.6%
                           Government - 0.6%
$ 691,870      AAA/Aaa     Federal Home Loan Bank, 4.75%, 10/25/10      $    685,816
                                                                        ------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $689,708)                              $    685,816
                                                                        ------------
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 97.6%
5,039,217      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           5.0%, 1/1/35                                 $  4,867,176
2,414,880      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           5.0%, 10/1/19                                   2,387,405
3,659,917      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           5.0%, 2/1/35                                    3,534,967
2,586,621      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           5.0%, 5/1/19                                    2,557,192
1,605,820      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           5.0%, 8/1/18                                    1,589,578
3,644,577      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           5.5%, 1/1/35                                    3,611,059
5,565,938      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           5.5%, 11/1/34                                   5,514,750
2,740,629      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           5.5%, 12/1/34                                   2,715,424
  278,587      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           5.5%, 8/1/08                                      280,144
  578,059      NR/NR       Federal Government Loan Mortgage Corp.,
                           6.0%, 10/1/16                                     589,163
1,893,705      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           6.0%, 11/1/33                                   1,914,701
  314,242      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           6.0%, 5/1/16                                      320,278
  279,434      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           6.0%, 6/1/16                                      284,803
  298,401      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           6.0%, 8/1/18                                      304,165
  125,215      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           6.5%, 5/1/31                                      128,518
  270,901      AAA/Aaa     Federal Government Loan Mortgage Corp.,
                           7.0%, 6/1/31                                      281,185
  250,000      AAA/Aaa     Federal Home Loan Bank, 4.875%, 11/15/07          249,318
  250,000      AAA/Aaa     Federal Home Loan Bank, 5.0%, 10/27/08            248,762

The accompanying notes are an integral part of these financial statements.   17

Pioneer Government Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (Unaudited)                                                         Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$ 487,617      AAA/Aaa     Federal National Mortgage Association,
                           4.5%, 11/1/20                                   $    473,529
  889,226      AAA/Aaa     Federal National Mortgage Association,
                           5.0%, 1/1/20                                         879,111
7,792,094      AAA/Aaa     Federal National Mortgage Association,
                           5.0%, 1/1/35                                       7,544,303
6,076,853      AAA/Aaa     Federal National Mortgage Association,
                           5.0%, 2/1/20                                       6,007,726
1,222,802      AAA/Aaa     Federal National Mortgage Association,
                           5.0%, 8/1/18                                       1,210,123
4,277,472      AAA/Aaa     Federal National Mortgage Association,
                           5.0%, 9/1/33                                       4,148,249
3,109,065      AAA/Aaa     Federal National Mortgage Association,
                           5.5%, 1/1/35                                       3,078,648
3,120,710      AAA/Aaa     Federal National Mortgage Association,
                           5.5%, 12/1/34                                      3,090,179
5,270,184      AAA/Aaa     Federal National Mortgage Association,
                           6.0%, 1/1/35                                       5,324,839
8,935,575      AAA/Aaa     Federal National Mortgage Association,
                           6.0%, 11/1/34                                      9,028,244
  668,803      AAA/Aaa     Federal National Mortgage Association,
                           6.5%, 12/1/31                                        688,541
  654,444      AAA/Aaa     Federal National Mortgage Association,
                           6.5%, 7/1/32                                         672,201
  213,213      AAA/Aaa     Federal National Mortgage Association,
                           7.5%, 4/1/15                                         223,776
  170,312      AAA/Aaa     Federal National Mortgage Association,
                           7.5%, 6/1/15                                         178,749
  241,017      AAA/Aaa     Federal National Mortgage Association,
                           8.0%, 7/1/15                                         257,039
  806,094      AAA/Aaa     Government National Mortgage Association II,
                           5.5%, 2/20/32                                        808,125
   52,773      NR/NR       Government National Mortgage Association II,
                           7.0%, 2/20/29                                         55,142
  140,543      AAA/Aaa     Government National Mortgage Association II,
                           7.0%, 6/20/28                                        146,929
  165,740      AAA/Aaa     Government National Mortgage Association II,
                           7.0%, 8/20/27                                        173,398
   81,457      AAA/Aaa     Government National Mortgage Association II,
                           7.5%, 5/20/30                                         85,129

18 The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount        (Unaudited)                                                         Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$  89,555      AAA/Aaa     Government National Mortgage Association II,
                           7.5%, 7/20/30                                   $     93,592
   92,891      NR/NR       Government National Mortgage Association II,
                           7.5%, 8/20/30                                         97,079
   93,792      NR/NR       Government National Mortgage Association II,
                           8.0%, 2/20/30                                        100,033
  150,242      NR/NR       Government National Mortgage Association II,
                           8.0%, 4/20/30                                        160,240
   78,682      AAA/Aaa     Government National Mortgage Association II,
                           8.0%, 5/20/30                                         83,918
  855,668      AAA/Aaa     Government National Mortgage Association,
                           5.5%, 10/15/28                                       860,613
1,107,892      AAA/Aaa     Government National Mortgage Association,
                           6.0%, 12/15/23                                     1,138,886
  624,920      AAA/Aaa     Government National Mortgage Association,
                           6.0%, 2/15/29                                        641,551
  840,896      AAA/Aaa     Government National Mortgage Association,
                           6.0%, 3/15/19                                        861,571
  654,875      AAA/Aaa     Government National Mortgage Association,
                           6.0%, 6/15/31                                        672,028
  154,423      AAA/Aaa     Government National Mortgage Association,
                           6.5%, 1/15/15                                        159,283
  164,028      AAA/Aaa     Government National Mortgage Association,
                           6.5%, 2/15/29                                        171,885
  789,588      AAA/Aaa     Government National Mortgage Association,
                           6.5%, 3/15/33                                        826,120
  175,180      AAA/Aaa     Government National Mortgage Association,
                           6.5%, 5/15/31                                        183,366
  452,534      AAA/Aaa     Government National Mortgage Association,
                           6.75%, 4/15/26                                       472,964
  199,882      AAA/Aaa     Government National Mortgage Association,
                           7.0%, 1/15/28                                        210,150
   15,223      AAA/Aaa     Government National Mortgage Association,
                           7.0%, 12/15/26                                        16,031
  257,082      AAA/Aaa     Government National Mortgage Association,
                           7.0%, 12/15/30                                       270,240
  166,089      AAA/Aaa     Government National Mortgage Association,
                           7.0%, 6/15/27                                        174,897
  226,561      AAA/Aaa     Government National Mortgage Association,
                           7.0%, 7/15/28                                        238,199

The accompanying notes are an integral part of these financial statements.   19

Pioneer Government Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (Unaudited)                                                     Value
                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$ 45,438      AAA/Aaa     Government National Mortgage Association,
                          7.0%, 8/15/11                                $     47,143
 184,525      AAA/Aaa     Government National Mortgage Association,
                          7.5%, 10/15/23                                    195,574
  94,999      AAA/Aaa     Government National Mortgage Association,
                          7.5%, 10/15/29                                    100,090
  19,495      AAA/Aaa     Government National Mortgage Association,
                          7.5%, 12/15/25                                     20,598
  98,100      AAA/Aaa     Government National Mortgage Association,
                          7.5%, 3/15/23                                     103,974
 220,199      AAA/Aaa     Government National Mortgage Association,
                          7.5%, 3/15/27                                     232,417
 126,103      AAA/Aaa     Government National Mortgage Association,
                          7.5%, 4/15/23                                     133,653
 115,141      AAA/Aaa     Government National Mortgage Association,
                          7.5%, 5/15/23                                     122,035
   9,538      AAA/Aaa     Government National Mortgage Association,
                          7.5%, 6/15/24                                      10,091
  30,848      AAA/Aaa     Government National Mortgage Association,
                          7.5%, 7/15/25                                      32,593
  16,546      AAA/Aaa     Government National Mortgage Association,
                          7.5%, 8/15/25                                      17,482
  61,339      AAA/Aaa     Government National Mortgage Association,
                          7.5%, 9/15/25                                      64,808
 224,569      AAA/Aaa     Government National Mortgage Association,
                          8.0%, 7/15/29                                     240,881
  13,751      AAA/Aaa     Government National Mortgage Association,
                          8.5%, 11/15/20                                     14,943
     119      AAA/Aaa     Government National Mortgage Association,
                          8.5%, 2/15/23                                         130
   3,885      AAA/Aaa     Government National Mortgage Association,
                          8.5%, 8/15/21                                       4,227
  22,886      AAA/Aaa     Government National Mortgage Association,
                          9.0%, 1/15/20                                      24,921
   6,551      AAA/Aaa     Government National Mortgage Association,
                          9.0%, 12/15/19                                      7,121
   4,118      AAA/Aaa     Government National Mortgage Association,
                          9.0%, 3/15/20                                       4,484
   3,070      AAA/Aaa     Government National Mortgage Association,
                          9.0%, 4/15/22                                       3,352

20  The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                      Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$   3,834      AAA/Aaa     Government National Mortgage Association,
                           9.0%, 6/15/22                                  $      4,186
    3,149      AAA/Aaa     Government National Mortgage Association,
                           9.0%, 8/15/18                                         3,417
    4,886      AAA/Aaa     Government National Mortgage Association,
                           9.0%, 9/15/21                                         5,328
    3,664      AAA/Aaa     Government National Mortgage Association,
                           9.0%, 9/15/22                                         4,000
   14,287      AAA/Aaa     Government National Mortgage Association,
                           9.5%, 11/15/20                                       15,801
    5,239      AAA/Aaa     Government National Mortgage Association,
                           9.5%, 2/15/19                                         5,784
    2,808      AAA/Aaa     Government National Mortgage Association,
                           9.5%, 5/15/18                                         3,093
    6,295      AAA/Aaa     Government National Mortgage Association,
                           9.5%, 5/15/20                                         6,962
   16,512      AAA/Aaa     Government National Mortgage Association,
                           9.5%, 6/15/19                                        18,228
   11,676      AAA/Aaa     Government National Mortgage Association,
                           9.5%, 8/15/21                                        12,934
   22,664      AAA/Aaa     Government National Mortgage Association,
                           9.5%, 9/15/20                                        25,065
6,700,000      AAA/Aaa     U.S. Treasury Bonds, 4.25%, 11/15/13              6,570,710
1,500,000      AAA/Aaa     U.S. Treasury Bonds, 5.25%, 11/15/28              1,607,871
  800,000      AAA/AAA     U.S. Treasury Bonds, 6.25%, 8/15/23                 941,750
4,013,793      AAA/Aaa     U.S. Treasury Inflation Protected Security,
                           1.875%, 7/15/15                                   3,974,437
1,135,630      AAA/Aaa     U.S. Treasury Inflation Protected Security,
                           3.5%, 1/15/11                                     1,221,689
2,000,000      AAA/AAA     U.S. Treasury Notes, 4.0%, 9/30/07                1,982,266
5,750,000      AAA/Aaa     U.S. Treasury Notes, 4.25%, 11/15/14              5,624,891
5,000,000      AAA/Aaa     U.S. Treasury Notes, 4.25%, 8/15/15               4,886,330
4,000,000      AAA/Aaa     U.S. Treasury Notes, 4.50%, 11/15/15              3,990,780
                                                                          ------------
                                                                          $115,171,253
                                                                          ------------
                           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                           (Cost $116,780,501)                            $115,857,069
                                                                          ------------
                           TOTAL INVESTMENT IN SECURITIES - 98.2%
                           (Cost $117,471,454)                            $115,857,069
                                                                          ------------
                           OTHER ASSETS AND LIABILITIES - 1.8%            $  2,160,975
                                                                          ------------
                           TOTAL NET ASSETS - 100.0%                      $118,018,044
                                                                          ============

The accompanying notes are an integral part of these financial statements.   21

Pioneer Government Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

N/R  Not rated.

(a) At January 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $117,471,454 was as follows:

     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost                                          $    395,180
     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value                                            (2,009,564)
                                                                               ------------
     Net unrealized loss                                                       $ (1,614,384)
                                                                               =============

Purchases and sales of securities (excluding temporary cash investments) for the six months January 31, 2005 aggregated $38,742,388 and $77,058,474 respectively.

22 The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 1/31/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $117,471,454)          $115,857,069
  Cash                                                     2,253,882
    Fund shares sold                                         375,547
    Dividends and interest                                   719,157
  Other                                                       14,814
                                                        ------------
     Total assets                                       $119,220,469
                                                        ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                             $    894,513
    Dividends                                                249,802
  Due to affiliates                                            7,329
  Accrued expenses                                            50,781
                                                        ------------
     Total liabilities                                  $  1,202,425
                                                        ------------
NET ASSETS:
  Paid-in capital                                       $121,098,272
  Distributions in excess of net investment income          (292,520)
  Accumulated net realized loss on investments            (1,173,321)
  Net unrealized loss on investments                      (1,614,381)
                                                        ------------
     Total net assets                                   $118,018,044
                                                        ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $15,093,287/1,602,950 shares)       $       9.42
                                                        ============
  Class B (based on $4,834,127/513,418 shares)          $       9.42
                                                        ============
  Class C (based on $9,968/1,057 shares)                $       9.43
                                                        ============
  Class Y (based on $98,080,662/10,406,513 shares)      $       9.42
                                                        ============
MAXIMUM OFFERING PRICE:
  Class A ($9.42 [divided by] 95.5%)                    $       9.86
                                                        ============

The accompanying notes are an integral part of these financial statements.   23

Pioneer Government Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/06

INVESTMENT INCOME:
  Interest                                                 $3,265,626
                                                           ----------
     Total investment income                                               $ 3,265,626
                                                                           -----------
EXPENSES:
  Management fees                                          $  354,386
  Transfer agent fees and expenses
    Class A                                                     6,523
    Class B                                                     3,717
    Class C                                                        17
    Class Y                                                       897
  Distribution fees
    Class A                                                    20,995
    Class B                                                    27,698
    Class C                                                        35
    Class Y                                                    20,053
  Administrative reimbursements                                53,321
  Custodian fees                                                8,763
  Registration fees                                            39,321
  Professional fees                                            50,579
  Printing expense                                              9,623
  Fees and expenses of nonaffiliated trustees                   4,933
  Miscellaneous                                                 9,137
                                                           ----------
     Total expenses                                                        $   609,998
     Less management fees waived and expenses
       reimbursed                                                               (4,703)
     Less fees paid indirectly                                                    (103)
                                                                           -----------
     Net expenses                                                          $   605,192
                                                                           -----------
       Net investment income                                               $ 2,660,434
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized loss on investments                                         $(1,173,131)
                                                                           -----------
  Change in net unrealized loss on investments                             $  (529,521)
                                                                           -----------
    Net loss on investments                                                $(1,702,652)
                                                                           -----------
    Net increase in net assets resulting from operations                   $   957,782
                                                                           ===========

24 The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/06 and the Year Ended 7/31/05, respectively

                                                             Six Months
                                                               Ended
                                                              1/31/06          Year Ended
                                                            (unaudited)         7/31/05
FROM OPERATIONS:
Net investment income                                      $   2,660,434    $    6,947,040
Net realized gain (loss) on investments                       (1,173,131)        5,781,227
Change in net unrealized gain (loss) on investments             (529,521)       (6,890,448)
                                                           -------------    --------------
    Net increase in net assets resulting from
     operations                                            $     957,782    $    5,837,819
                                                           -------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.19 and $0.45 per share, respectively)      $    (325,296)   $     (831,977)
    Class B ($0.15 and $0.38 per share, respectively)            (85,772)         (254,195)
    Class C ($0.12 and $0.00 per share, respectively)               (126)                -
    Class Y ($0.20 and $0.46 per share, respectively)         (2,485,872)       (7,599,045)
Net realized gain:
    Class A ($0.11 and $0.03 per share, respectively)           (194,037)          (42,662)
    Class B ($0.11 and $0.03 per share, respectively)            (56,813)          (17,601)
    Class C ($0.11 and $0.00 per share, respectively)               (109)                -
    Class Y ($0.11 and $0.03 per share, respectively)         (1,225,476)         (471,177)
                                                           -------------    --------------
     Total distributions to shareowners                    $  (4,373,501)   $   (9,216,657)
                                                           -------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  19,349,599    $   32,079,772
Reinvestment of distributions                                  2,091,586         4,904,833
Cost of shares repurchased                                   (59,565,193)     (117,321,168)
                                                           -------------    --------------
    Net decrease in net assets resulting from fund
     share transactions                                    $ (38,124,008)   $  (80,336,563)
                                                           -------------    --------------
    Net decrease in net assets                             $ (41,539,727)   $  (83,715,401)
NET ASSETS:
Beginning of period                                          159,557,771       243,273,172
                                                           -------------    --------------
End of period (including distributions in excess of net
  investment income of ($292,436) and ($55,804)
  respectively)                                            $ 118,018,044    $  159,557,771
                                                           =============    ==============

The accompanying notes are an integral part of these financial statements.   25

Pioneer Government Income Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS  (unaudited)                    (continued)
--------------------------------------------------------------------------------

                                   '06 Shares      '06 Amounts       '05 Shares       '05 Amounts
                                  (unaudited)      (unaudited)
CLASS A
Shares sold                           256,333     $   2,434,013          861,924    $    8,465,730
Reinvestment of distributions          48,635           460,523           81,464           796,962
Less shares repurchased              (519,137)       (4,934,109)        (845,349)       (8,270,427)
                                     --------     -------------         --------    --------------
    Net increase (decrease)          (214,169)    $  (2,039,573)          98,039    $      992,265
                                     ========     =============         ========    ==============
CLASS B
Shares sold                            13,847     $     131,580           69,556    $      691,976
Reinvestment of distributions          10,836           102,597           21,120           206,806
Less shares repurchased              (150,308)       (1,432,326)        (218,579)       (2,156,254)
                                     --------     -------------         --------    --------------
    Net decrease                     (125,625)    $  (1,198,149)        (127,903)   $   (1,257,472)
                                     ========     =============         ========    ==============
CLASS C (a)
Shares sold                             1,057     $      10,200
Reinvestment of distributions               -                 -
Less shares repurchased                     -                 -
                                     --------     -------------
    Net increase                        1,057     $      10,200
                                     ========     =============
CLASS Y
Shares sold                         1,755,591     $  16,773,806        2,326,396    $   22,922,066
Reinvestment of distributions         161,146         1,528,466          397,365         3,901,065
Less shares repurchased            (5,582,459)      (53,198,758)     (10,844,464)     (106,894,487)
                                   ----------     -------------      -----------    --------------
    Net decrease                   (3,665,722)    $ (34,896,486)      (8,120,703)   $  (80,071,356)
                                   ==========     =============      ===========    ==============

(a) Class C shares were first publicly offered on September 26, 2005.

26 The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                   Ended
                                                                  1/31/06     Year Ended
                                                                (unaudited)     7/31/05
CLASS A
Net asset value, beginning of period                             $  9.65       $  9.86
                                                                 -------       -------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.17       $  0.35
 Net realized and unrealized gain (loss) on investments            (0.10)        (0.09)
                                                                 -------       -------
   Net increase from investment operations                       $  0.07       $  0.26
Distributions to shareowners:
 Net investment income                                             (0.19)        (0.45)
 Net realized gain                                                 (0.11)        (0.03)
                                                                 -------       -------
Capital Contribution                                             $     -       $  0.01
                                                                 -------       -------
Net increase (decrease) in net asset value                       $ (0.23)      $ (0.21)
                                                                 -------       -------
Net asset value, end of period                                   $  9.42       $  9.65
                                                                 =======       =======
Total return*                                                       1.36%         2.70%
Ratio of net expenses to average net assets+                        1.07%**       1.01%
Ratio of net investment income to average net assets+               3.52%**       3.60%
Portfolio turnover rate                                               77%**         79%
Net assets, end of period (in thousands)                         $15,093       $17,549
Ratios with no waiver of management fees and assumption of
 expenses by the Advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                       1.07%**       1.14%
 Net investment income                                              3.52%**       3.47%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                       1.07%**       1.01%
 Net investment income                                              3.52%**       3.60%

                                                               Year Ended   Year Ended   Year Ended   Year Ended
                                                                 7/31/04      7/31/03      7/31/02     7/31/01
CLASS A
Net asset value, beginning of period                            $ 10.05      $ 10.26      $ 10.10      $  9.60
                                                                -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.34      $  0.41      $  0.48      $  0.55
 Net realized and unrealized gain (loss) on investments           (0.11)       (0.05)        0.20         0.50
                                                                -------      -------      -------      -------
   Net increase from investment operations                      $  0.23      $  0.36      $  0.68      $  1.05
Distributions to shareowners:
 Net investment income                                            (0.41)       (0.42)       (0.52)       (0.55)
 Net realized gain                                                (0.01)       (0.15)           -            -
                                                                -------      -------      -------      -------
Capital Contribution                                            $     -      $     -      $     -      $     -
                                                                -------      -------      -------      -------
Net increase (decrease) in net asset value                      $ (0.19)     $ (0.21)     $  0.16      $  0.50
                                                                -------      -------      -------      -------
Net asset value, end of period                                  $  9.86      $ 10.05      $ 10.26      $ 10.10
                                                                =======      =======      =======      =======
Total return*                                                      2.36%        3.47%        6.96%       11.25%
Ratio of net expenses to average net assets+                       1.00%        1.01%        1.00%        0.99%
Ratio of net investment income to average net assets+              3.48%        3.84%        4.74%        5.47%
Portfolio turnover rate                                              39%          43%          18%          25%
Net assets, end of period (in thousands)                        $16,943      $20,721      $ 8,800      $ 5,672
Ratios with no waiver of management fees and assumption of
 expenses by the Advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                      1.23%        1.23%        1.21%        1.20%
 Net investment income                                             3.25%        3.62%        4.53%        5.26%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                      1.00%        1.01%        1.00%        0.99%
 Net investment income                                             3.48%        3.84%        4.74%        5.47%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.  27

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                  Ended
                                                                 1/31/06     Year Ended
                                                               (unaudited)     7/31/05
CLASS B
Net asset value, beginning of period                            $  9.65       $  9.85
                                                                -------       -------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.13       $  0.28
 Net realized and unrealized gain (loss) on investments           (0.10)        (0.08)
                                                                -------       -------
   Net increase from investment operations                      $  0.03       $  0.20
Distributions to shareowners:
 Net investment income                                            (0.15)        (0.38)
 Net realized gain                                                (0.11)        (0.03)
                                                                -------       -------
Capital Contribution                                            $     -       $  0.01
                                                                -------       -------
Net increase (decrease) in net asset value                      $ (0.23)      $ (0.20)
                                                                -------       -------
Net asset value, end of period                                  $  9.42       $  9.65
                                                                =======       =======
Total return*                                                      0.59%         2.06%
Ratio of net expenses to average net assets+                       1.88%         1.75%
Ratio of net investment income to average net assets+              2.72%**       2.83%
Portfolio turnover rate                                              77%**         79%
Net assets, end of period (in thousands)                        $ 4,834       $     6
Ratio with no waiver of management fees and assumption of
 expenses by the Advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                      1.89%**       1.84%
 Net investment income                                             2.71%**       2.74%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                      1.88%**       1.75%
 Net investment income                                             2.72%**       2.83%

                                                               Year Ended   Year Ended   Year Ended   Year Ended
                                                                 7/31/04      7/31/03      7/31/02     7/31/01
CLASS B
Net asset value, beginning of period                            $ 10.04      $ 10.26      $ 10.10      $  9.61
                                                                -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.27      $  0.33      $  0.42      $  0.47
 Net realized and unrealized gain (loss) on investments           (0.11)       (0.06)        0.19         0.51
                                                                -------      -------      -------      -------
   Net increase from investment operations                      $  0.16      $  0.27      $  0.61      $  0.98
Distributions to shareowners:
 Net investment income                                            (0.34)       (0.34)       (0.45)       (0.49)
 Net realized gain                                                (0.01)       (0.15)           -            -
                                                                -------      -------      -------      -------
Capital Contribution                                            $     -      $     -      $     -      $     -
                                                                -------      -------      -------      -------
Net increase (decrease) in net asset value                      $ (0.19)     $ (0.22)     $  0.16      $  0.49
                                                                -------      -------      -------      -------
Net asset value, end of period                                  $  9.85      $ 10.04      $ 10.26      $ 10.10
                                                                =======      =======      =======      =======
Total return*                                                      1.58%        2.61%        6.18%       10.36%
Ratio of net expenses to average net assets+                       1.75%        1.76%        1.75%        1.74%
Ratio of net investment income to average net assets+              2.73%        3.08%        4.00%        4.65%
Portfolio turnover rate                                              39%          43%          18%          25%
Net assets, end of period (in thousands)                        $ 7,558      $10,228      $ 3,542      $ 1,635
Ratio with no waiver of management fees and assumption of
 expenses by the Advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                      1.98%        1.98%        1.96%        1.95%
 Net investment income                                             2.50%        2.86%        3.79%        4.44%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                      1.75%        1.76%        1.75%        1.74%
 Net investment income                                             2.73%        3.08%        4.00%        4.65%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

28 The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    9/26/05
                                                                       to
                                                                   1/31/06(a)
CLASS C
Net asset value, beginning of period                               $  9.65
                                                                   -------
Increase from investment operations:
  Net investment gain                                              $  0.14
  Net realized and unrealized gain on investments                    (0.14)
                                                                   -------
     Net increase from investment operations                       $     -
Distributions to shareowners:
  Net investment income                                              (0.12)
  Net realized gain                                                  (0.10)
                                                                   -------
Net increase in net asset value                                    $ (0.22)
                                                                   -------
Net asset value, end of period                                     $  9.43
                                                                   =======
Total return*                                                         0.65%
Ratio of net expenses to average net assets+                          2.16%**
Ratio of net investment gain to average net assets+                   2.56%**
Portfolio turnover rate                                                 77%
Net assets, end of period (in thousands)                           $    10
Ratio with no waiver of management fees and assumption of
  expenses by the Advisor and no reduction for fees paid
  indirectly:
  Net expenses                                                        2.16%**
  Net investment income                                               2.56%**
Ratios with waiver of management fees and assumption of
  expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                        1.99%**
  Net investment income                                               2.73%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Class C shares were first publicly offered on September 26, 2005

The accompanying notes are an integral part of these financial statements.   29

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                         Ended
                                                                        1/31/06     Year Ended
                                                                      (unaudited)     7/31/05
CLASS Y
Net asset value, beginning of period                                   $  9.65       $   9.86
                                                                       -------       --------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.18       $   0.35
 Net realized and unrealized gain (loss) on investments                  (0.10)         (0.07)
                                                                       -------       --------
   Net increase from investment operations                             $  0.08       $   0.28
Distributions to shareowners:
 Net investment income                                                   (0.20)         (0.46)
 Net realized gain                                                       (0.11)         (0.03)
                                                                       -------       --------
Capital Contribution                                                   $     -       $   0.01
                                                                       -------       --------
Net increase (decrease) in net asset value                             $ (0.23)      $  (0.21)
                                                                       -------       --------
Net asset value, end of period                                         $  9.42       $   9.65
                                                                       =======       ========
Total return*                                                             1.57%          2.93%
Ratio of net expenses to average net assets+                              0.78%**        0.85%
Ratio of net investment income to average net assets+                     3.83%**        3.72%
Portfolio turnover rate                                                     77%**          79%
Net assets, end of period (in thousands)                               $98,081       $135,844
 Ratios with no waiver of management and assumption of
 expense by the Advisor and no reduction for fees paid indirectly:
 Net expenses                                                             0.78%**        1.02%
 Net investment income                                                    3.83%**        3.55%
Ratios with waiver of management fees and assumption of
 expense by Advisor and reduction for fees paid indirectly:
 Net expenses                                                             0.78%**        0.85%
 Net investment income                                                    3.83%**        3.72%

                                                                     Year Ended   Year Ended   Year Ended   Year Ended
                                                                       7/31/04      7/31/03      7/31/02     7/31/01
CLASS Y
Net asset value, beginning of period                                  $  10.05     $  10.26     $  10.10    $   9.61
                                                                      --------     --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                                $   0.36     $   0.42     $   0.49    $   0.56
 Net realized and unrealized gain (loss) on investments                  (0.11)       (0.05)        0.21        0.50
                                                                      --------     --------     --------    --------
   Net increase from investment operations                            $   0.25     $   0.37     $   0.70    $   1.06
Distributions to shareowners:
 Net investment income                                                   (0.43)       (0.43)       (0.54)      (0.57)
 Net realized gain                                                       (0.01)       (0.15)           -           -
                                                                      --------     --------     --------    --------
Capital Contribution                                                  $      -     $      -     $      -    $      -
                                                                      --------     --------     --------    --------
Net increase (decrease) in net asset value                            $  (0.19)    $  (0.21)    $   0.16    $   0.49
                                                                      --------     --------     --------    --------
Net asset value, end of period                                        $   9.86     $  10.05     $  10.26    $  10.10
                                                                      ========     ========     ========    ========
Total return*                                                             2.51%        3.62%        7.12%      11.30%
Ratio of net expenses to average net assets+                              0.85%        0.86%        0.85%       0.84%
Ratio of net investment income to average net assets+                     3.63%        4.08%        4.88%       5.62%
Portfolio turnover rate                                                     39%          43%          18%         25%
Net assets, end of period (in thousands)                              $218,772     $253,447     $263,211    $302,099
 Ratios with no waiver of management and assumption of
 expense by the Advisor and no reduction for fees paid indirectly:
 Net expenses                                                             1.13%        1.13%        1.11%       1.10%
 Net investment income                                                    3.35%        3.81%        4.62%       5.36%
Ratios with waiver of management fees and assumption of
 expense by Advisor and reduction for fees paid indirectly:
 Net expenses                                                             0.85%        0.86%        0.85%       0.84%
 Net investment income                                                    3.63%        4.08%        4.88%       5.62%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

30 The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Government Income Fund (the Fund), is one of seven series of portfolios Comprising Pioneer Series Trust IV, is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. AmSouth Government Income Fund transferred all of the net assets of Class A, B and Y shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Balanced Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 26, 2005. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. At January 31, 2006 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Interest income is recorded on the accrual basis. All discounts/ premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the year ended July 31, 2005 was as follows:

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          2005            2004
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                    $8,585,155      $11,067,139
  Long-term capital gain                631,502          313,326
                                     ----------      -----------
    Total                            $9,216,657      $11,380,465
                                     ==========      ============
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2005.

--------------------------------------------------------------------------------
                                               2005
--------------------------------------------------------------------------------
  Undistributed long-term gain           $1,476,242
  Unrealized depreciation                (1,140,752)
                                         ----------
    Total                                $ (335,491)
                                         ===========
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium and amortization.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirectly wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $16 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2006.

E.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS) a wholly owned subsidiary of UniCredito Italiano, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

    class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; and 0.45% of the excess over $1 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At January 31, 2006, $1,927 was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $5,165 in transfer agent fees payable to PIMSS at January 31, 2006.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Distribution Plans

The Fund adopted Plans of Distribution with repect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $237 in distribution fees payable to PFD at January 31, 2006.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (12 months for shares purchased prior to February 1, 2004). Class B shares subscribed on or after December 1, 2004 that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2006, CDSCs in the amount of $8,236 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2006, the Fund's expenses were reduced by $103 under such arrangements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively the "Trustees") vote separately to approve the initial adoption of the Fund's management contract (the "Management Contract") and its continuation annually thereafter. The Trustees have determined that the terms of the Management Contract are fair and reasonable and that approval of the contract will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

The Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the approval of the Management Contract, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser and its services to the other Pioneer Funds. Both in meetings specifically dedicated to approval of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the investment and management services that the Investment Adviser proposed to provide under the Management Contract. These materials included (i) the general investment outlook in the markets in which the Fund would invest, (ii) arrangements in respect of the distribution of the Fund's shares, (iii) the procedures to be employed to determine the value of each of the Fund's assets, (iv) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (v) the record of compliance with the investment policies and restrictions of other Pioneer Funds and with the Investment Adviser's Code of Ethics and the structure and responsibilities of the Investment Adviser's

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

compliance department, and (vi) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' approval of the Management Contract, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee the Investment Adviser proposed to charge under the Management Contract. Among other items, this information included data or analyses of (1) the proposed management fee of the Fund and the management fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (2) the estimated expense ratio for the Fund and the expense ratios for a peer group of funds selected by the Independent Trustees for this purpose, (3) the overall organization of the Investment Adviser, (4) the Investment Adviser's financial results and condition, and (5) investment management staffing. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are not incurred as fees based on a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their approval of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareholders. The Trustees considered the benefits to shareholders of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareholder services.

B. Compliance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the number, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareholders of the other Pioneer Funds, including administrative and shareholder services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services to be provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and can be expected to serve the shareholders of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee was at approximately the median relative to the management fees paid by the other funds in that peer group. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services anticipated to be provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also considered the Fund's estimated expense ratio and expense ratios

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     for the comparable period of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio was estimated to be below the median of the peer group.

F. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that in light of anticipated growth of the Fund, break points in the management fee were not necessary at this time. However, the Trustees would evaluate the need for break points from time to time.

G. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees anticipated to be paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareholder services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. The Trustees considered it appropriate to retain the management services of the Investment Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund is fair and reasonable and voted to approve the Management Contract.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Margaret B.W. Graham
Thomas J. Perna
Marguerite A. Piret
John Winthrop

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive
 Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                     PIONEER
                            -----------------------
                                 INSTITUTIONAL
                                  MONEY MARKET
                                      FUND

                                   Semiannual
                                     Report

                                    1/31/06

                             [LOGO]PIONEER
                                   Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         2
Portfolio Management Discussion               4
Fixed-Income Glossary                         7
Portfolio Summary                             8
Performance Update                            9
Comparing Ongoing Fund Expenses              10
Schedule of Investments                      12
Financial Statements                         15
Notes to Financial Statements                22
Trustees, Officers and Service Providers     27

                                                                    President's

Dear Shareowner,
--------------------------------------------------------------------------------
We would like to welcome you to the first report of the Pioneer Institutional Money Market Fund. We would like to extend a special welcome to fund investors who have joined us from the AmSouth Funds. On September 23, 2005 the transaction bringing all of the AmSouth Funds to Pioneer Investments was finalized.

As we look back at 2005, U.S. investors can see a year of major challenges, though without much change in the market indices. The problems in Iraq continued, oil prices rose, and three major hurricanes hit the United States. Short-term interest rates ratcheted steadily higher. Nevertheless, inflation remained low, the economy and corporate earnings continued to grow, and intermediate and long-term rates stayed about the same, signaling market confidence that the Federal Reserve could control the inflationary pressures induced by a rising economy.

The growing economy and profits were not reflected in the small gains in the major U.S. stock market indices, as declining Price/
Earnings ratios largely offset earnings gains. Among capitalization ranges, Mid-caps continued to lead, while Growth returns lagged Value only modestly.

The U.S. economy faces challenges in 2006, but from a position of relative strength. Although overall U.S. economic growth may slow somewhat in 2006, this would not necessarily be bad news for investors who are more concerned about inflation risk than the risk of economic weakness.

Fourth quarter gross domestic (GDP) product was slower than the preceding quarters, but this may be more of an aberration than an emerging trend as the first quarter GDP is likely to be quite strong. Past increases in interest rates and energy prices have not stalled economic, employment, or profit growth yet. Recent Fed language ("...some further measured policy firming may be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance.") suggested it is nearing the end of its steady tightening of monetary policy. That said, the Fed has signaled it is willing to continue to raise rates to prevent possible economic overheating and a rise in inflation. In the interim, growth appears solid and inflation appears to still be well-contained.

Letter

In 2005, rising interest rates and improving business conditions helped the dollar strengthen versus the euro, yen, and other key currencies. The stronger dollar muted - for U.S. investors - the high stock returns local investors in international markets enjoyed. Looking forward, the economies of Europe, Japan, and the emerging markets appear likely to exhibit continued growth and we continue to have a positive view of the opportunities in international equity markets for the coming year. Like the U.S. Fed, though, the European Central Bank and the Bank of Japan appear to be moving toward higher interest rate policies as their economies strengthen, limiting the opportunity for bond market rallies.

The breadth of economic possibilities here and abroad underscores the importance of maintaining a well-diversified portfolio. We believe this is a good time for investors to review their portfolio holdings with their advisor and determine if their portfolios are positioned to benefit from the wide range of investment opportunities that exist across many asset classes, and from the risk reduction that prudent asset allocation can offer.

Respectfully,
/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Before investing, consider the fund's objectives, risks, charges and expenses. Contact your advisor or Pioneer investments for a prospectus containing this information. Read it carefully.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06
--------------------------------------------------------------------------------

Strong economic growth and rising corporate profits contributed to a healthy U.S. economy during the first half of Pioneer Institutional Money Market Fund's fiscal year. To help turn away inflationary pressures, a watchful Federal Reserve Board raised the Federal Funds rate five times during the reporting period. Consequently, yields on short-term money market securities rose and contributed to more favorable returns for your portfolio.

In the following interview, Andrew D. Feltus discusses the rising-rate environment and his efforts to capture the higher income potential for your portfolio during the six months ended January 31, 2006. Mr. Feltus is a Portfolio Manager and a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Q:  How did the Fund perform during the six months ended January 31, 2006?

A: For the six months ended January 31, 2006, Class A shares of Pioneer Institutional Money Market Fund produced a total return of 1.83% at net asset value. In comparison, the Merrill Lynch 90-Day Treasury Bill Index returned 1.86% for the same period. The benchmark invests exclusively in Treasury bills, whereas the Fund holds a broader mix of high-quality money market instruments issued by the U.S. government, banks and corporations. In comparison, the average return of the 319 Institutional Money Market Funds in the Fund's Lipper peer group was 1.76%. Lipper, Inc. is an independent firm that measures mutual fund performance.

    Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:  How did you position the portfolio to benefit from rising interest rates?

A: With the Fed raising short-term interest rates five times during the six-month period, the benchmark Federal Funds rate climbed from 3.25% at the beginning of the reporting period to 4.50% by

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    January 31. This environment created opportunities for us to increase the Fund's income potential, since we were able to reinvest the assets from the sale of holdings that were maturing into higher-yielding money-market securities coming to market. Consequently, the Fund's seven-day effective compound yield rose to 3.94% by January 31, 2006.

Q:  Did you add any new holdings to the portfolio?

A: Yes. At the beginning of the fiscal year, the Fund held repurchase agreements, which have same-day settlements, and short-term commercial paper, which is an unsecured loan issued by a corporation to finance its short-term credit needs, such as accounts receivable and inventory. The multibillion-dollar commercial paper market provides an attractive, low-cost source of corporate funding. These securities have maturities that range from same day to 270 days, but typically run 30 to 90 days.

    We continue to invest in these money market securities, but have added longer-dated floating rate notes in the 6- to 12-month range to capture the higher income produced by rising interest rates. These investments have adjustments made to the interest rate during their life and are tied to a specific money-market index. Floating-rate notes allow the Fund to capitalize on the higher rates coming to market and helped add stability to the portfolio. Unlike a commercial paper holding that is eliminated from the portfolio once it matures, maturing floating-rate notes have the option of being extended automatically at the current market yield - thereby ensuring a continuous flow of income from that security. Two examples of floating rate notes held by the Fund at the close of the semiannual period were BNP Paribas, the largest issuer in the portfolio as of January 31, and General Electric, another significant issuer in the portfolio.

    These strategies had the intended effect of raising the average days to maturity, a measure of the Fund's sensitivity to changes in interest rates, from 20 days on July 31, 2005, to 24 days on January 31, 2006.

Q:  What is your investment outlook?

A: With its announcement on January 31 to raise the Federal Funds rate for the 14th consecutive time since it began its program of increases in June
    2004, we think that the Federal Reserve Board may be nearing the end of steady tightening of monetary policy.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06                            (continued)
--------------------------------------------------------------------------------

    As this becomes more certain, we would be inclined to extend the portfolio's average days to maturity to lock in income for longer periods of time. We shall continue to look for investment opportunities to increase the Fund's income potential and keep it responsive to higher interest rates without compromising its commitment to quality and safety of principal.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FIXED-INCOME GLOSSARY
--------------------------------------------------------------------------------

Call Feature - A provision of a bond giving the issuer the right (but not the obligation) to buy a specified amount of an underlying security at a specified price within a specified time.

Call Protection - A protective provision of a callable security prohibiting the issuer from calling back the security for a period early in its life.

Core Inflation - the rise in the cost of goods and services minus the cost of food and energy.

Credit Rating - A published ranking, based on detailed financial analysis by an independent agency of a bond-issuing entity for its ability to pay obligations of that debt. The highest rating is usually AAA, and the lowest is D.

Duration - a measure of the bond's sensitivity to interest rate changes. The longer the duration in years, the longer an investor needs to wait for the bulk of interest payments, and the more its price will drop as interest rates go up.

Federal Reserve Board (the Fed) - establishes monetary policy, such as interest rates, and monitors the economic health of the country.

Federal Funds Rate - the overnight interest rate which the Federal Reserve applies when lending money to banks.

Liquidity - The degree to which an asset or security can be bought or sold in the market without affecting the asset's price. Liquidity is characterized by a high level of trading activity.

Maturity - the date a bond issuer must repay the principal borrowed through the issue of a bond.

Mortgaged-backed Securities (MBS) - An investment representing ownership of an undivided interest in a group of bundled mortgages. Principal and interest payments on individual mortgages are the income paid to MBS investors. Also known as mortgage pass-through.

Tight Monetary Policy - when the Federal Reserve takes action to curb inflation by reducing the money set aside for emergencies or other future needs of commercial banks dealing with the public, thus slowing the amount of money in circulation.

Yield - the annual rate of income shown as a percentage that is paid as a dividend on a stock and the coupon on a bond.

Yield Curve - shows the relationship between bond yields and maturity lengths; a normal yield curve shows long-term bonds with higher yields than to short-term bonds due to risk associated with time.

Source: Investopedia

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 1/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds       49.1%
Temporary Cash Invesments  45.3%
U.S Government Securities   5.6%

10 Largest Holdings

--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

    1.    BNP Paribas, Floating Rate Note, 12/26/06 (144A)               6.64%
    2.    Freddie Mac, Floating Rate Note, 1/26/07                       6.27
    3.    Hershey Foods Corp., 4.23%, 2/6/06 (144A)                      6.27
    4.    American General Finance, Floating Rate Note, 3/29/06          5.53
    5.    Gannett Company, Inc., 4.39%, 2/21/06 (144A)                   5.52
    6.    Wal-mart Stores, Inc., 4.42%, 2/22/06 (144A)                   5.52
    7.    Caterpillar Discount Note, 4.5%, 3/1/06                        5.51
    8.    General Electric Capital Corp., Floating Rate Note, 12/8/06    4.80
    9.    SLM Corp., Floating Rate Note, 1/19/07                         4.80
   10.    Pfizer Investment Capital, Floating Rate Note, 1/12/07         4.79

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Institutional Money Market Fund
-------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06
-------------------------------------------------------------------------------

   Share Prices
   -----------------------------------------------------------------------------

Net Asset Value Per Share    1/31/06   7/31/05
   Class 1 Shares           $1.00     $1.00
   Class 2 Shares           $1.00     $1.00
   Class 3 Shares           $1.00     $1.00

   Distributions
   -----------------------------------------------------------------------------

Per Share            Income        Short-Term       Long-Term
(8/1/05 - 1/31/06)   Dividends     Capital Gains    Capital Gains
   Class 1 Shares    $0.0182       $   -            $   -
   Class 2 Shares    $0.0169       $   -            $   -
   Class 3 Shares    $0.0158       $   -            $   -

   Yields*
   -----------------------------------------------------------------------------

                     7-Day Annualized   7-Day Effective**
   Class 1 Shares         3.86%              3.94%
   Class 2 Shares         3.62%              3.68%
   Class 3 Shares         3.38%              3.43%

    * Please contact Pioneer to obtain the Fund's current 7-day yields.

   ** Assumes daily compounding of dividends. The 7-day effective yield if fees and expenses were not subsidized would be as follows: Class 1 Shares 3.66%, Class 2 shares 3.41% and Class 3 shares 3.15%.

      Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

      The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

      Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
-------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on actual returns from August 1, 2005 through January 31, 2006.

Share Class                             1              2              3
-------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
 On 8/1/05
 Ending Account Value             $1,018.30      $1,017.00      $1,015.90
 On 1/31/06
 Expenses Paid During Period*     $    1.43      $    2.65      $    3.93

* Expenses are equal to the Fund's annualized expense ratio of 0.28%, 0.52% and 0.77% for Class 1, Class 2 and Class 3 shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2005 through January 31, 2006.

Share Class                             1              2              3
-------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
 On 8/1/05
 Ending Account Value             $1,023.79      $1,022.58      $1,021.31
 On 1/31/06
 Expenses Paid During Period*     $    1.43      $    2.66      $    3.94

* Expenses are equal to the Fund's annualized expense ratio of 0.28%, 0.52% and 0.77% for Class 1, Class 2 and Class 3 shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06 (unaudited)
-------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                               Value
                              CORPORATE BONDS - 49.7%
                              Capital Goods - 9.1%
                              Construction & Farm Machinery & Heavy Trucks - 3.0%
$5,000,000          AA-/A1    PACCAR Financial Corp., Floating Rate
                              Note, 4/26/06                                        $  4,999,235
 4,000,000          AA-/A1    PACCAR Financial Corp., Floating Rate
                              Note, 5/17/06                                           3,999,440
                                                                                   ------------
                                                                                   $  8,998,675
                                                                                   ------------
                              Industrial Conglomerates - 6.1%
 2,000,000         AAA/AAA    General Electric Capital Corp., Floating Rate
                              Note, 5/12/06                                        $  2,001,034
13,000,000         AAA/AAA    General Electric Capital Corp., Floating Rate
                              Note, 12/8/06                                          13,007,510
13,000,000         AAA/AAA    General Electric Capital Corp., Floating Rate
                              Note, 1/9/07                                            3,504,427
                                                                                   ------------
                                                                                   $ 18,512,971
                                                                                   ------------
                              Total Capital Goods                                  $ 27,511,646
                                                                                   ------------
                              Automobiles & Components - 2.7%
                              Automobile Manufacturers - 2.7%
 8,000,000         AAA/AAA    Toyota Motor Credit, Floating Rate Note, 6/23/06     $  8,000,576
                                                                                   ------------
                              Total Automobiles & Components                       $  8,000,576
                                                                                   ------------
                              Pharmaceuticals & Biotechnology - 4.3%
                              Pharmaceuticals - 4.3%
13,000,000         AAA/Aaa    Pfizer Investment Capital, Floating Rate Note,
                              1/12/07 (144A)                                       $ 13,000,000
                                                                                   ------------
                              Total Pharmaceuticals & Biotechnology                $ 13,000,000
                                                                                   ------------
                              Banks - 10.7%
                              Diversified Banks - 10.7%
18,000,000          AA/AA3    BNP Paribas, Floating Rate Note, 12/26/06
                                   (144A)                                          $ 18,000,180
 8,000,000          NA/AA3    Credit Suisse New York, Floating Rate
                              Note, 9/26/06                                           7,998,976
 5,280,000         AA-/AA1    Wells Fargo & Co., Floating Rate Note, 3/3/06           5,280,470
 1,000,000         AA-/AA1    Wells Fargo & Co., Floating Rate Note, 6/12/06          1,000,351
                                                                                   ------------
                              Total Banks                                          $ 32,279,977
                                                                                   ------------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                               Value
                              Diversified Financials - 16.9%
                              Consumer Finance - 9.8%
$3,000,000           A/A2     SLM Corp., Floating Rate Note, 4/25/06               $  3,001,017
 1,100,000           A/A2     SLM Corp., Floating Rate Note, 9/15/06                  1,101,478
13,000,000           A/A2     SLM Corp., Floating Rate Note, 1/19/07                 13,002,277
 8,000,000          A+/AA3    American Express, Floating Rate Note, 6/13/06           8,001,224
 4,300,000          A+/A1     National Rural Utilities, 6.0%, 5/15/06                 4,321,203
                                                                                   ------------
                                                                                   $ 29,427,200
                                                                                   ------------
                              Investment Banking & Brokerage - 5.4%
 3,400,000          A+/AA3    Merrill Lynch & Co., Floating Rate Note, 6/16/06     $  3,400,955
 3,000,000          A+/AA3    Morgan Stanley Dean Witter, Floating Rate
                              Note, 3/27/06                                           3,001,029
10,000,000          A+/AA3    Morgan Stanley, Floating Rate Note, 11/24/06           10,013,174
                                                                                   ------------
                                                                                   $ 16,415,158
                                                                                   ------------
                              Specialized Finance - 1.7%
 5,000,000           A/A2     CIT Group, Inc., Floating Rate Note, 6/19/06         $  5,004,916
                                                                                   ------------
                              Total Diversified Financials                         $ 50,847,274
                                                                                   ------------
                              Insurance - 6.0%
                              Life & Health Insurance - 1.0%
 2,000,000          AA/AA3    Met Life Global Funding I, Floating Rate Note,
                              2/28/07 (144A)                                       $  2,001,992
                                                                                   ------------
                              Multi-Line Insurance - 5.0%
15,000,000          A+/A1     American General Finance, Floating Rate
                              Note, 3/29/06                                        $ 14,999,790
                                                                                   ------------
                              Total Insurance                                      $ 17,001,782
                                                                                   ------------
                              TOTAL CORPORATE BONDS
                              (Cost $148,641,255)                                  $148,641,255
                                                                                   ------------
                              U.S. GOVERNMENT AGENCY OBLIGATION - 5.6%
                              Banks - 5.6%
                              Thrifts & Mortgage Finance - 5.6%
17,000,000          AAA/NA    Freddie Mac, Floating Rate Note, 1/26/07             $ 17,000,000
                                                                                   ------------
                              TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
                              (Cost $17,000,000)                                   $ 17,000,000
                                                                                   ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Institutional Money Market Fund
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited) (continued)
-------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                            Value
                               TEMPORARY CASH INVESTMENTS - 45.5%
                               Commercial Paper - 35.0%
$15,000,000          A1/P1     Catepillar, Discount Note, 4.5%, 3/1/06           $ 14,947,500
 15,000,000          NR/NR     Gannett Company, Inc., 4.39%, 2/21/06 (144A)        14,963,399
 17,000,000          NR/NR     Hershey Foods Corp., 4.23%, 2/6/06 (144A)           16,990,021
 12,000,000          NR/NR     Nationwide Life Insurance, 4.37%, 2/21/06
                                   (144A)                                          11,970,864
  5,000,000          NR/NR     Paccar Financial Corp., 4.4%, 2/28/06                4,983,500
 10,000,000          NR/NR     Prudential Funding LLC, 4.26%, 2/10/06               9,989,350
  5,000,000          NR/NR     Prudential Funding LLC, 4.36%, 2/22/06               4,987,285
 11,700,000          NR/NR     The Concentrate Manufacturing Co. of Ireland,
                               4.28%, 2/6/06 (144A)                                11,693,050
 15,000,000          NR/NR     Walmart Stores, Inc., 4.42%, 2/22/06 (144A)         14,961,330
                                                                                 ------------
                               Total Commercial Paper                            $105,486,299
                                                                                 ------------
                               Repurchase Agreement - 10.5%
 31,700,000          NR/NR     UBS Warburg, Inc., 4.28%, dated 1/31/06,
                               repurchase price of $31,700,000 plus accrued
                               interest 2/1/06 on 2/1/06 collateralized
                               by $32,994,000
                               U.S. Treasury Bill, 0.0%, 6/29/06                 $ 31,700,000
                                                                                 ------------
                               TOTAL TEMPORARY CASH INVESTMENT
                               (Cost $137,186,299)                               $137,186,299
                                                                                 ------------
                               TOTAL INVESTMENT IN SECURITIES - 100.8%
                               (Cost $302,827,554) (a)                           $302,827,554
                                                                                 ------------
                               OTHER ASSETS AND LIABILITIES - (0.8)%             $ (1,744,269)
                                                                                 ------------
                               TOTAL NET ASSETS - 100.0%                         $301,083,285
                                                                                 ============

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 1, 2006, the value of these securities amounted to $103,580,852 or 34.4% of net assets.

(a) At January 31, 2006, the cost for federal income tax purposes was $302,827,554.

14 The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 1/31/06 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $302,827,554)           $302,827,554
  Receivables -
    Interest                                                  744,142
    Due from Pioneer Investment Management, Inc.               25,122
                                                         ------------
      Total assets                                       $303,596,818
                                                         ------------
LIABILITIES:
  Payables -
    Dividends                                            $    970,062
  Due to bank                                               1,440,644
  Due to affiliates                                            10,947
  Accrued expenses                                             29,269
  Other                                                        62,611
                                                         ------------
      Total liabilities                                  $  2,513,533
                                                         ------------
NET ASSETS:
  Paid-in capital                                        $301,040,006
  Undistributed net investment income                          43,279
                                                         ------------
      Total net assets                                   $301,083,285
                                                         ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class 1 (based on $99,738,153/99,692,186 shares)       $       1.00
                                                         ============
  Class 2 (based on $139,456,624/139,424,075 shares)     $       1.00
                                                         ============
  Class 3 (based on $61,888,508/61,877,846 shares)       $       1.00
                                                         ============

The accompanying notes are an integral part of these financial statements.   15

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
For Six Months Ended 1/31/06
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                              $7,266,842
                                                                        ==========
EXPENSES:
  Management fees                                        $374,330
  Transfer agent fees and expenses
    Class 1                                                 9,996
    Class 2                                                 5,468
    Class 3                                                   690
  Distribution fees
    Class 2                                               202,002
    Class 3                                               140,716
  Administrative reimbursements                            98,610
  Custodian fees                                           20,307
  Registration fees                                        21,940
  Professional fees                                       118,159
  Printing expense                                          3,274
  Fees and expenses of nonaffiliated trustees              13,362
  Miscellaneous                                             3,205
                                                         --------
      Total expenses                                                    $1,012,059
      Less management fees waived and expenses
       reimbursed by Pioneer Investment
       Management, Inc.                                                   (151,412)
                                                                        ----------
      Net expenses                                                      $  860,647
                                                                        ----------
       Net investment income                                            $6,406,195
                                                                        ----------
  Net increase in net assets resulting from operations                  $6,406,195
                                                                        ==========

16 The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/06 and the Year Ended 7/31/05

                                                           Six Months
                                                              Ended
                                                             1/31/06          Year Ended
                                                           (unaudited)          7/31/05
FROM OPERATIONS:
Net investment income                                    $    6,406,195    $      7,603,541
                                                         --------------    ----------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class 1 ($0.018 and $0.021 per share,
    respectively)                                        $   (2,748,126)   $     (2,443,679)
  Class 2 ($0.017and $0.019 per share, respectively)         (2,730,882)           (768,843)
  Class 3 ($0.016 and $0.017 per share,
    respectively)                                              (883,908)         (4,422,003)
                                                         --------------    ----------------
     Total distributions to shareowners                  $   (6,362,916)   $     (7,634,525)
                                                         --------------    ----------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  708,259,639    $  1,807,784,336
Reinvestment of distributions                                   420,484             756,546
Cost of shares repurchased                                 (837,516,083)     (1,696,970,170)
                                                         --------------    ----------------
    Net increase (decrease) in net assets resulting
     from fund share transactions                        $ (128,835,960)   $    111,570,712
                                                         --------------    ----------------
    Net increase (decrease) in net assets                $ (128,792,681)   $    111,539,728
NET ASSETS:
Beginning of year                                           429,875,966         318,336,238
                                                         --------------    ----------------
End of period                                            $  301,083,285    $    429,875,966
                                                         ==============    ================

The accompanying notes are an integral part of these financial statements.   17

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                    '06 Shares        '06 Amount        '05 Shares        '05 Amount
CLASS 1                            (unaudited)       (unaudited)
Shares sold                         157,240,983    $  157,240,438       689,760,101    $  689,790,879
Reinvestment of distributions           420,484           420,484           756,219           756,218
Less shares repurchased            (288,515,833)     (288,515,833)     (636,500,653)     (636,500,653)
                                   ------------    --------------      ------------    --------------
    Net increase (decrease)        (130,854,366)   $ (130,854,911)       54,015,667    $   54,046,444
                                   ============    ==============      ============    ===============
CLASS 2
Shares sold                         449,007,806    $  449,007,524       779,908,849    $  779,924,859
Reinvestment of distributions                 -                 -               326               326
Less shares repurchased            (463,000,249)     (463,000,250)     (716,097,339)     (716,097,339)
                                   ============    ==============      ============    ===============
    Net increase (decrease)         (13,992,443)   $  (13,992,726)       63,811,836    $   63,827,846
                                   ============    ==============      ============    ===============
CLASS 3
Shares sold                         102,011,771    $  102,011,677       338,063,214    $  338,068,598
Reinvestment of distributions                 -                 -                 2                 2
Less shares repurchased             (86,000,000)      (86,000,000)     (344,372,178)     (344,372,178)
                                   ------------    --------------      ------------    --------------
    Net increase (decrease)          16,011,771    $   16,011,677        (6,308,962)   $   (6,303,578)
                                   ============    ==============      ============    ===============

18  The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                      Ended
                                                                     1/31/06     Year Ended
                                                                   (unaudited)     7/31/05
CLASS 1
Net asset value, beginning of period                                $ 1.000       $  1.000
                                                                    -------       --------
Increase (decrease) from investment operations:
 Net investment income                                              $ 0.018       $  0.021
 Net realized and unrealized gain (loss) on investments                   -              -
                                                                    -------       --------
  Net increase from investment operations                           $ 0.018       $  0.021
Distributions to shareowners:
 Net investment income                                               (0.018)        (0.021)
 Net realized gain (loss)                                                 -              -
                                                                    -------       --------
Net increase (decrease) in net asset value                          $     -       $      -
                                                                    -------       --------
Net asset value, end of period                                      $ 1.000       $  1.000
                                                                    =======       ========
Total return*                                                          1.83%          2.17%
Ratio of net expenses to average net assets+                           0.28%**        0.25%
Ratio of net investment income to average net assets+                  3.55%**        2.19%
Net assets, end of period (in thousands)                            $99,738       $230,573
Ratios with no waiver of management fees and assumptions of
expenses by advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.31%**        0.40%
 Net investment income                                                 3.52%**        2.04%
Ratios with waiver of management fees and assumptions of
expenses by advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.28%**        0.25%
 Net investment income                                                 3.55%**        2.19%

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended   Year Ended   Year Ended   Year Ended
                                                                    7/31/04      7/31/03      7/31/02     7/31/01
CLASS 1
Net asset value, beginning of period                               $  1.000     $  1.000     $  1.000    $  1.000
                                                                   --------     --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.009     $  0.012     $  0.021    $  0.054
 Net realized and unrealized gain (loss) on investments                   -            -            -           -
                                                                   --------     --------     --------    --------
  Net increase from investment operations                          $  0.009     $  0.012     $  0.021    $  0.054
Distributions to shareowners:
 Net investment income                                               (0.009)      (0.012)      (0.021)     (0.054)
 Net realized gain (loss)                                                 -            -            -           -
                                                                   --------     --------     --------    --------
Net increase (decrease) in net asset value                         $      -     $      -     $      -    $      -
                                                                   --------     --------     --------    --------
Net asset value, end of period                                     $  1.000     $  1.000     $  1.000    $  1.000
                                                                   ========     ========     ========    ========
Total return*                                                          0.86%        1.19%        2.09%       5.57%
Ratio of net expenses to average net assets+                           0.25%        0.26%        0.25%       0.25%
Ratio of net investment income to average net assets+                  0.85%        1.20%        2.08%       5.12%
Net assets, end of period (in thousands)                           $176,540     $175,778     $250,091    $221,876
Ratios with no waiver of management fees and assumptions of
expenses by advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.41%        0.41%        0.39%       0.40%
 Net investment income                                                 0.69%        1.05%        1.94%       4.97%
Ratios with waiver of management fees and assumptions of
expenses by advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.25%        0.26%        0.25%       0.25%
 Net investment income                                                 0.85%        1.20%        2.08%       5.12%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+  Ratio with no reduction for fees paid indirectly.
** Annualized.


The accompanying notes are an integral part of these financial statements.  19

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Six Months
                                                                      Ended
                                                                     1/31/06      Year Ended
                                                                   (unaudited)      7/31/05
CLASS 2
Net asset value, beginning of period                                $ 1.000        $  1.000
                                                                    -------        --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $ 0.017        $  0.019
 Net realized and unrealized gain on investments                          -               -
                                                                    -------        --------
  Net increase from investment operations                           $ 0.017        $  0.019
Distributions to shareowners:
 Net investment income                                               (0.017)         (0.019)
 Net realized gain (loss)                                                 -               -
                                                                    -------        --------
Net increase (decrease) in net asset value                          $     -        $      -
                                                                    -------        --------
Net asset value, end of period                                      $ 1.000        $  1.000
                                                                    =======        ========
Total return*                                                          1.70%           1.92%
Ratio of net expenses to average net assets+                           0.52%**         0.51%
Ratio of net investment income (loss) to average net assets+           3.38%**         1.98%
Net assets, end of period (in thousands)                            $139,457       $153,432
Ratios with no waiver of management fees and assumptions of
expenses by advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.56%**         0.66%
 Net investment income                                                 3.34%**         1.83%
Ratios with waiver of management fees and assumptions of
expenses by advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.52%**         0.51%
 Net investment income                                                 3.38%**         1.98%

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended   Year Ended   Year Ended   Year Ended
                                                                    7/31/04      7/31/03      7/31/02     7/31/01
CLASS 2
Net asset value, beginning of period                               $  1.000     $  1.000     $  1.000    $  1.000
                                                                   --------     --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $  0.006     $  0.009     $  0.018    $  0.052
 Net realized and unrealized gain on investments                          -            -            -           -
                                                                   --------     --------     --------    --------
  Net increase from investment operations                          $  0.006     $  0.009     $  0.018    $  0.052
Distributions to shareowners:
 Net investment income                                               (0.006)      (0.009)      (0.018)     (0.052)
 Net realized gain (loss)                                                 -            -            -           -
                                                                   --------     --------     --------    --------
Net increase (decrease) in net asset value                         $      -     $      -     $      -    $      -
                                                                   --------     --------     --------    --------
Net asset value, end of period                                     $  1.000     $  1.000     $  1.000    $  1.000
                                                                   ========     ========     ========    ========
Total return*                                                          0.61%        0.93%        1.83%       5.31%
Ratio of net expenses to average net assets+                           0.50%        0.51%        0.50%       0.50%
Ratio of net investment income (loss) to average net assets+           0.60%        0.92%        1.91%       5.00%
Net assets, end of period (in thousands)                           $ 89,613     $193,468     $207,511    $361,629
Ratios with no waiver of management fees and assumptions of
expenses by advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.66%        0.66%        0.64%       0.65%
 Net investment income                                                 0.44%        0.77%        1.77%       4.85%
Ratios with waiver of management fees and assumptions of
expenses by advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.50%        0.51%        0.50%       0.50%
 Net investment income                                                 0.60%        0.92%        1.91%       5.00%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+  Ratio with no reduction for fees paid indirectly.
** Annualized.

20 The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                      Ended
                                                                     1/31/06     Year Ended
                                                                   (unaudited)     7/31/05
CLASS 3
Net asset value, beginning of period                                $ 1.000       $  1.000
                                                                    -------       --------
Increase (decrease) from investment operations:
 Net investment income                                              $ 0.016       $  0.017
 Net realized and unrealized gain (loss) on investments                   -              -
                                                                    -------       --------
  Net increase from investment operations                           $ 0.016       $  0.017
Distributions to shareowners:
 Net investment income                                               (0.016)        (0.017)
 Net realized gain (loss)                                                 -              -
                                                                    -------       --------
Net increase (decrease) in net asset value                          $     -       $      -
                                                                    -------       --------
Net asset value, end of period                                      $ 1.000       $  1.000
                                                                    =======       ========
Total return*                                                          1.59%          1.67%
Ratio of net expenses to average net assets+                           0.77%**        0.76%
Ratio of net investment income (loss) to average net assets+           3.16%**        1.61%
Net assets, end of period (in thousands)                            $61,889       $ 45,871
Ratios with no waiver of management fees and assumptions of
expenses by advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.81%**        0.91%
 Net investment income                                                 3.12%**        1.46%
Ratios with waiver of management fees and assumptions of
expenses by advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.77%**        0.76%
 Net investment income                                                 3.16%**        1.61%

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended   Year Ended   Year Ended    Year Ended
                                                                    7/31/04      7/31/03      7/31/02      7/31/01
CLASS 3
Net asset value, beginning of period                               $  1.000     $  1.000     $  1.000     $   1.000
                                                                   --------     --------     --------     ---------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.004     $  0.007     $  0.016     $   0.049
 Net realized and unrealized gain (loss) on investments                   -            -            -             -
                                                                   --------     --------     --------     ---------
  Net increase from investment operations                          $  0.004     $  0.007     $  0.016     $   0.049
Distributions to shareowners:
 Net investment income                                               (0.004)      (0.007)      (0.016)       (0.049)
 Net realized gain (loss)                                                 -            -            -             -
                                                                   --------     --------     --------     ---------
Net increase (decrease) in net asset value                         $      -     $      -     $      -     $       -
                                                                   --------     --------     --------     ---------
Net asset value, end of period                                     $  1.000     $  1.000     $  1.000     $   1.000
                                                                   ========     ========     ========     =========
Total return*                                                          0.36%        0.68%        1.58%         5.04%
Ratio of net expenses to average net assets+                           0.75%        0.76%        0.75%         0.75%
Ratio of net investment income (loss) to average net assets+           0.35%        0.77%        1.50%         4.81%
Net assets, end of period (in thousands)                           $ 52,183     $ 91,824     $210,031     $ 169,676
Ratios with no waiver of management fees and assumptions of
expenses by advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.91%        0.91%        0.89%         0.90%
 Net investment income                                                 0.19%        0.62%        1.36%         4.66%
Ratios with waiver of management fees and assumptions of
expenses by advisor and no reductions for fees paid indirectly:
 Net expenses                                                          0.75%        0.76%        0.75%         0.75%
 Net investment income                                                 0.35%        0.77%        1.50%         4.81%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+  Ratio with no reduction for fees paid indirectly.
** Annualized.

The accompanying notes are an integral part of these financial statements. 21

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Institutional Money Market Fund (the Fund), is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Institutional Prime Obligations Money Market Fund. AmSouth Institutional Prime Obligations Money Market Fund transferred all of the net assets of Class 1, 2 and 3 shares into the Fund's Class 1, 2 and 3 shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Institutional Prime Obligations Money Market Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to provide current income, preservation of capital and liquidity through investments in high quality short-term securities.

The Trustees have authorized the issuance of three classes of shares of the Fund. The Fund offers three classes of shares designated as - Class 1, Class 2, and Class 3. Shares of Class 1, Class 2, and Class 3 each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class 1, Class 2, and Class 3, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements, which

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended July 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                   2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income             $7,634,525
  Long-term capital gain               -
                              ----------
    Total                     $7,634,525
                              ==========
--------------------------------------------------------------------------------

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06                              (continued)
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2005.

--------------------------------------------------------------------------------
                                          2005
--------------------------------------------------------------------------------
  Undistributed ordinary income     $1,063,886
  Distributions payable             (1,063,886)
                                    ----------
    Total                           $        -
                                    ==========
--------------------------------------------------------------------------------

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class 1, Class 2, and Class 3 of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class 1, Class 2, Class 3 can bear different transfer agent and distribution fees.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, and is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.20% of the Fund's average daily net assets.

Effective September 23, 2005, PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.25%, 0.50% and 0.75% of the average daily net assets attributable to Class 1, Class 2 and Class 3 shares, respectively. These expense limitations are in effect through December 1, 2008.

PIM has agreed to limit the fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by PIM at any time without notice.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At January 31, 2006, $3,370 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $5,658 in transfer agent fees payable to PIMSS at January 31, 2006.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

4. Distribution and Service Plans

The Fund adopted a Plan of Distribution for each class of shares (Class 2 Plan and Class 3 Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class 2 Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredito Italiano, a distribution and service fee of up to 0.25% of the average daily net assets attributable to Class 2 shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class 2 shares. Pursuant to the Class 3 Plan, the Fund pays PFD a distribution and service fee 0.50% of the average daily net assets attributable to each class of shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 3 shares. There are no distribution or service fees charged for Class 1 shares. Included in due to affiliates is $1,919 in distribution fees payable to PFD at January 31, 2006.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Margaret B.W. Graham
Thomas J. Perna
Marguerite A. Piret
John Winthrop

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive
 Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                    PIONEER
                                    -------
                                 INTERNATIONAL
                                  CORE EQUITY
                                     FUND

                                   Semiannual
                                     Report

                                    1/31/06

                                 [LOGO]PIONEER
                                       Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         2

Portfolio Management Discussion               4

Portfolio Summary                             7

Prices and Distributions                      8

Performance Update                            9

Comparing Ongoing Fund Expenses              13

Schedule of Investments                      15

Financial Statements                         25

Notes to Financial Statements                33

Trustees, Officers and Service Providers     41

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We would like to welcome you to the first report of the Pioneer International Core Equity Fund. We would like to extend a special welcome to fund investors who have joined us from the AmSouth Funds. On September 23, 2005 the transaction bringing all of the AmSouth Funds to Pioneer Investments was finalized.

As we look back at 2005, U.S. investors can see a year of major challenges, though without much change in the market indices. The problems in Iraq continued, oil prices rose, and three major hurricanes hit the United States. Short-term interest rates ratcheted steadily higher. Nevertheless, inflation remained low, the economy and corporate earnings continued to grow, and intermediate and long-term rates stayed about the same, signaling market confidence that the Federal Reserve could control the inflationary pressures induced by a rising economy.

The growing economy and profits were not reflected in the small gains in the major U.S. stock market indices, as declining Price/ Earnings ratios largely offset earnings gains. Among capitalization ranges, Mid-caps continued to lead, while Growth returns lagged Value only modestly.

The U.S. economy faces challenges in 2006, but from a position of relative strength. Although overall U.S. economic growth may slow somewhat in 2006, this would not necessarily be bad news for investors who are more concerned about inflation risk than the risk of economic weakness.

Fourth quarter gross domestic (GDP) product was slower than the preceding quarters, but this may be more of an aberration than an emerging trend as the first quarter GDP is likely to be quite strong. Past increases in interest rates and energy prices have not stalled economic, employment, or profit growth yet. Recent Fed language ("-some further measured policy firming may be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance.") suggested it is nearing the end of its steady tightening of monetary policy. That said, the Fed has signaled it is willing to continue to raise rates to prevent possible economic overheating and a rise in inflation. In the interim, growth appears solid and inflation appears to still be well-contained.

Letter

In 2005, rising interest rates and improving business conditions helped the dollar strengthen versus the euro, yen, and other key currencies. The stronger dollar muted - for U.S. investors - the high stock returns local investors in international markets enjoyed. Looking forward, the economies of Europe, Japan, and the emerging markets appear likely to exhibit continued growth and we continue to have a positive view of the opportunities in international equity markets for the coming year. Like the U.S. Fed, though, the European Central Bank and the Bank of Japan appear to be moving toward higher interest rate policies as their economies strengthen, limiting the opportunity for bond market rallies.

The breadth of economic possibilities here and abroad underscores the importance of maintaining a well-diversified portfolio. We believe this is a good time for investors to review their portfolio holdings with their advisor and determine if their portfolios are positioned to benefit from the wide range of investment opportunities that exist across many asset classes, and from the risk reduction that prudent asset allocation can offer.

Respectfully,
/s/Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Before investing, consider the fund's objectives, risks, charges and expenses. Contact your advisor or Pioneer investments for a prospectus containing this information. Read it carefully.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06
--------------------------------------------------------------------------------

As the global economic expansion continued, international equity markets generally moved ahead during the six months ended January 31, 2006. Driving this sustained recovery were the continued vitality of the U.S. economy, a strong rebound in Japan, improved conditions in Europe, and steadily rising prospects in emerging markets.

Christopher Smart, Director of International Investment at Pioneer, oversees the daily management of Pioneer International Core Equity Fund in Boston, but draws upon the resources of a global network, which includes 21 analysts in Pioneer's Dublin office and 7 analysts in its office in Singapore. In the following interview, Mr. Smart discusses the markets and the factors that affected performance during the past six months.

Q: How did the Fund perform during the six months ended January 31, 2006?

A: Pioneer International Core Equity Fund Class A shares had a total return of
   18.35% for the six months, at net asset value. During the same period, the MSCI EAFE Index, a benchmark for investments in stocks in the developed foreign markets, rose 18.31%, while the average return of the 121 funds in Lipper's International Multi-Cap Value category was 17.76%.

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal issues affecting Pioneer International Core Equity
   Fund during the six months ended January 31, 2006?

A: On September 23, 2005, Pioneer Investment Management took responsibility for the management of the former AmSouth International Equity Fund. Pioneer takes a fundamental approach to investing. We consider macro-economic, political and social factors in assessing opportunities by region, country and sector, and we place a heavy emphasis on individual stock selection.
   In analyzing individual companies, we pay close attention to their stock valuations and their earnings and revenue growth prospects.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Given this approach, we have concentrated the portfolio to include roughly 125 holdings in Europe, Japan and select emerging markets determined by our own research. Although we have adjusted the portfolio to be consistent with the Pioneer discipline, we have paid close attention to the tax implications of any changes during the transition.

   In general, we have emphasized large-cap companies with good business prospects, strong balance sheets and managers who have a stake in raising shareholder value. Often our emphasis leads us to invest in companies with good track records for paying dividends to shareholders. Japan has many interesting opportunities as the country emerges from its recession. That is why approximately 25% of Fund assets were invested there at the end of the fiscal year. While the majority of our investments are in companies in major developed economies, we also have established several positions in emerging market economies such as South Korea, Brazil and Turkey, where strong economic growth and attractive stock valuations present good opportunities.

Q: What were some of the investments that had significant influences on results since you have been managing the Fund?

A: Two European investments that have performed particularly well are TNT of the Netherlands and Credit Suisse Group, a financial company based in Switzerland. TNT, which provides mailing and logistical services on a global basis, benefited from the strong economic growth throughout the world. Following a recent restructuring, the corporation's cash flow improved substantially. Credit Suisse's stock rose on strong turnarounds in its investment banking and insurance divisions, as well as a streamlining of corporate operations.

   Another strong contributor was the German utility RWE. Favorable electricity tariffs boosted the company's cash flow and allowed the company to reduce debt while increasing its dividend payments for both political reasons and geological disappointments.

   Our Japanese investments also helped performance substantially. Two standouts among our holdings were Mitsui Fudosan, the largest property developer in Japan, and Asahi Glass. Mitsui Fudosan prospered as that nation's economic recovery helped improve property prices in Tokyo. Asahi Glass is one of the world's two major manufacturers in the fast-growing market for flat-screen panels used in television sets and computer monitors.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06                            (continued)
--------------------------------------------------------------------------------

   Of course, we did have some disappointments too. Noteworthy detractors from portfolio performance were Vodafone, the mobile telecommunications service provider based in the United Kingdom, and Repsol, the Spanish-based oil company. Vodafone announced late in 2005 that its growth would be substantially lower in Europe and Japan because of difficult competition. Repsol, meanwhile, announced in January that it would lower its estimates of oil reserves in Bolivia and Argentina.

Q: What is your investment outlook?

A: We have a positive view of the opportunities in international markets for the coming year. Although U.S. economic growth may slow somewhat as a result of higher interest rates, the domestic economy remains healthy. Moreover, growth appears buoyant in parts of Europe and the Far East. In Japan, we believe the economy has only started to emerge from its prolonged recession and we are still finding good stocks to buy. There remain signs that higher commodity prices will spark a resurgence of inflation, but so far those pressures remain weak.

   In this environment, we believe we are well positioned for movements in this market.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 1/31/06
--------------------------------------------------------------------------------

 Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                      93.9%
Depository Receipts for International Stocks                      3.2%
International Preferred Stocks                                    1.5%
U.S. Common Stocks                                                1.4%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

Japan                                                              29.5%
United Kingdom                                                     15.2%
France                                                             14.7%
Switzerland                                                        10.8%
Germany                                                             8.2%
Sweden                                                              3.3%
Italy                                                               2.5%
Netherlands                                                         2.0%
Spain                                                               2.0%
Brazil                                                              1.9%
Australia                                                           1.0%
Ireland                                                             1.0%
Other (individually less than 1%)                                   7.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1. Total SA                             3.10%
    2. Royal Bank of Scotland Group Plc     2.58
    3. CS Group                             2.57
    4. Roche Holding AG                     2.39
    5. BNP Paribas SA                       2.18
    6. Repsol SA                            2.04
    7. Barclays Plc                         1.94
    8. Astrazeneca Plc                      1.77
    9. Ericsson LM Tel Sur B                1.69
   10. Societe Generale                     1.66

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

  Class        1/31/06          7/31/05
  -----        -------          -------
   A            $14.92           $14.13
   B            $14.56           $13.78
   C            $14.62           $13.78
   Y            $14.95           $14.21

Distributions Per Share
--------------------------------------------------------------------------------

                     8/1/05 - 1/31/06
        -------------------------------------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
------- ------------ --------------- --------------
    A   $ 0.1357     $   -           $1.5109
    B   $ 0.0145     $   -           $1.5109
    C   $   -        $   -           $1.5109
    Y   $ 0.2118     $   -           $1.5109

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) (Europe, Australasia, Far East)
(EAFE) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The index defined here pertains to the Value of $10,000 Investment charts on pages 9-12.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

             Average Annual Total Returns
               (As of January 31, 2006)
                                               Public
                             Net Asset        Offering
Period                      Value (NAV)      Price (POP)
Life-of-Class
(8/18/97)                    7.11%            6.36%
5 Years                      8.44             7.17
1 Year                      22.25            15.26

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  MSCU EAFE    Pioneer Internatioal
                    Index       Core Equity Fund
8/97               9425            10000
1/98               9679            10190
                  10252            11691
1/00              12150            13978
                  11601            12834
1/02               8362             9581
                   7294             8178
1/04              11700            12044
                  14233            14071
1/06              17399            17347

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class A shares of the fund includes the performance of AmSouth International Equity Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

          Average Annual Total Returns
            (As of January 31, 2006)
                              If           If
Period                       Held       Redeemed
Life-of-Class
(2/2/99)                     6.87%        6.87%
5 Years                      7.72         7.72
1 Year                      21.34        17.34

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                 MSCI EAFE    Pioneer International
                  INDEX        Core Equity Fund
2/99              10000           10000
1/00              12061           12245
                  11426           11243
1/02               8170            8393
                   7092            7164
1/04              11314           10551
                  13656           12327
1/06              16569           15196

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class B shares of the fund includes the performance of AmSouth International Equity Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

          Average Annual Total Returns
            (As of January 31, 2006)
                              If          If
Period                       Held      Redeemed
Life-of-Class
(2/2/99)                     6.91%        6.91%
5 Years                      7.78         7.78
1 Year                      21.68        21.68

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                MSCI EAFE    Pioneer International
                  Index        Core Equity Fund
2/99              10000           10000
1/00              12061           12245
                  11426           11243
1/02               8170            8393
                   7092            7164
1/04              11314           10551
                  13656           12327
1/06              16616           15196

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class C shares is based upon the performance of AmSouth International Equity Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

          Average Annual Total Returns
            (As of January 31, 2006)
                               If           If
Period                        Held       Redeemed
Life-of-Class
(8/18/97)                     7.26%        7.26%
5 Years                       8.69         8.69
1 Year                       22.52        22.52

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                MSCI EAFE    Pioneer International
                  Index        Core Equity Fund
8/97              10000           10000
1/98              10269           10190
                  10877           11691
1/00              12885           13978
                  12318           12834
1/02              8898            9581
                  7785            8178
1/04              12512           12044
                  15247           14071
1/06              18681           17347

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the fund includes the performance of AmSouth International Equity Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Core Equity Fund

Based on actual returns from August 1, 2005 through January 31, 2006.

Share Class                      A              B              C              Y
-----------------------------------------------------------------------------------
Beginning Account Value      $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 8/1/05
Ending Account Value         $1,183.50      $1,178.10      $1,069.10      $1,184.70
On 1/31/06
Expenses Paid During         $    8.75      $   13.51      $   12.31      $    7.27
Period*

 * Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.46%, 2.36%, and 1.32% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2005 through January 31, 2006.

Share Class                      A              B              C              Y
-----------------------------------------------------------------------------------
Beginning Account Value      $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 8/1/05
Ending Account Value         $1,017.19      $1,012.80      $1,013.31      $1,018.55
On 1/31/06
Expenses Paid During         $    8.08      $   12.48      $   11.98      $    6.72
Period*

 * Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.46%, 2.36%, and 1.32% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06 (unaudited)
--------------------------------------------------------------------------------

 Shares                                                                 Value
              PREFERRED STOCKS - 1.5%
              Utilities - 1.5%
              Multi-Utilities - 1.5%
103,500       RWE AG                                              $ 7,669,060
                                                                  -----------
              Total Utilities                                     $ 7,669,060
                                                                  -----------
              TOTAL PREFERRED STOCKS
              (Cost $6,938,039)                                   $ 7,669,060
                                                                  -----------
              COMMON STOCKS - 96.3%
              Energy - 8.3%
              Integrated Oil & Gas - 6.8%
 62,400       Petrobras Brasileiro (A.D.R.)                       $ 5,378,880
369,903       Repsol SA                                            10,035,621
136,000       Statoil ASA                                           3,765,549
 55,100       Total SA                                             15,226,331
                                                                  -----------
                                                                  $34,406,381
                                                                  -----------
              Oil & Gas Equipment & Services - 1.5%
181,700       Saipem S.p.A.                                       $ 3,625,766
 55,400       Technip                                               3,778,245
                                                                  -----------
                                                                  $ 7,404,011
                                                                  -----------
              Total Energy                                        $41,810,392
                                                                  -----------
              Materials - 7.4%
              Construction Materials - 2.3%
 59,427       CRH Plc                                             $ 1,841,822
 93,600       Holcim, Ltd.                                          7,078,742
 26,634       Lafarge Br                                            2,803,310
                                                                  -----------
                                                                  $11,723,874
                                                                  -----------
              Diversified Chemical - 0.2%
 15,600       BASF AG                                             $ 1,229,539
                                                                  -----------
              Diversified Metals & Mining - 2.7%
349,900       Broken Hill Proprietary Co., Ltd.                   $ 6,891,077
 30,600       Freeport-McMoRan Copper & Gold, Inc. (Class B)        1,966,050
 88,200       Rio Tinto Plc                                         4,513,711
                                                                  -----------
                                                                  $13,370,838
                                                                  -----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited)                         (continued)
--------------------------------------------------------------------------------

 Shares                                                                 Value
              Specialty Chemicals - 0.8%
 72,600       Shin-Etsu Chemical Co., Ltd.                        $ 4,143,279
                                                                  -----------
              Steel - 1.4%
 60,600       Companhia Vale do Rio Doce (A.D.R.)                 $ 2,689,428
356,160       Hitachi Metals, Ltd.                                  4,161,846
                                                                  -----------
                                                                  $ 6,851,274
                                                                  -----------
              Total Materials                                     $37,318,804
                                                                  -----------
              Capital Goods - 11.7%
              Building Products - 2.2%
407,000       Asahi Glass Co., Ltd.                               $ 5,871,760
 77,025       Compagnie de Saint Gobain                             5,053,392
                                                                  -----------
                                                                  $10,925,152
                                                                  -----------
              Construction, Farm Machinery & Heavy Trucks - 0.8%
221,000       Komatsu, Ltd.                                       $ 4,068,679
                                                                  -----------
              Electrical Component & Equipment - 0.8%
 37,112       Schneider Electric SA                               $ 3,876,002
                                                                  -----------
              Heavy Electrical Equipment - 1.2%
741,000       Mitsubishi Electric Corp.                           $ 6,017,440
                                                                  -----------
              Industrial Conglomerates - 2.3%
238,300       Hutchinson Whampoa, Ltd.                            $ 2,436,473
322,000       Keppel Corp.*                                         2,608,317
 74,400       Siemens*                                              6,783,738
                                                                  -----------
                                                                  $11,828,528
                                                                  -----------
              Industrial Machinery - 2.4%
239,400       AB SKF                                              $ 3,357,833
 44,600       Fanuc, Ltd.                                           3,917,824
367,000       Nabtesco Corp.                                        4,690,447
                                                                  -----------
                                                                  $11,966,104
                                                                  -----------
              Trading Companies & Distributors - 2.0%
350,800       Mitsui & Co., Ltd.                                  $ 5,034,922
371,000       Sumitomo Corp.                                        5,063,612
                                                                  -----------
                                                                  $10,098,534
                                                                  -----------
              Total Capital Goods                                 $58,780,439
                                                                  -----------

16    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                                 Value
              Commercial Services & Supplies - 0.5%
              Office Services & Supplies - 0.5%
153,800       Buhrmann NV                                         $ 2,403,546
                                                                  -----------
              Total Commercial Services & Supplies                $ 2,403,546
                                                                  -----------
              Transportation - 2.5%
              Air Freight & Couriers - 1.2%
 14,700       Panalpina Welttransport Holding AG*                 $ 1,134,515
145,800       TNT NV                                                4,784,352
                                                                  -----------
                                                                  $ 5,918,867
                                                                  -----------
              Railroads - 1.3%
    935       East Japan Railway Co.                              $ 6,485,641
                                                                  -----------
              Total Transportation                                $12,404,508
                                                                  -----------
              Automobiles & Components - 4.0%
              Auto Parts & Equipment - 0.9%
129,600       Denso Corp.                                         $ 4,552,478
                                                                  -----------
              Automobile Manufacturers - 1.8%
 54,000       Hyundai Motor Co., Ltd. (G.D.R.)*                   $ 2,449,962
125,958       Toyota Motor Co.                                      6,526,298
                                                                  -----------
                                                                  $ 8,976,260
                                                                  -----------
              Tires & Rubber - 1.3%
 19,367       Compagnie Generale des Etablissements Michelin      $ 1,157,411
 56,812       Continental AG                                        5,532,566
                                                                  -----------
                                                                  $ 6,689,977
                                                                  -----------
              Total Automobiles & Components                      $20,218,715
                                                                  -----------
              Consumer Durables & Apparel - 3.1%
              Apparel, Accessories & Luxury Goods - 0.9%
 20,700       Adidas-Salomon AG                                   $ 4,348,652
                                                                  -----------
              Consumer Electronics - 1.2%
117,900       Sony Corp.                                          $ 5,761,460
                                                                  -----------
              Footwear - 0.3%
  5,400       Puma AG Rudolf Dassler Sport                        $ 1,707,199
                                                                  -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited)                         (continued)
--------------------------------------------------------------------------------

     Shares                                                             Value
              Homebuilding - 0.7%
 27,200       Bellway Plc*                                        $   556,089
131,900       Persimmon Plc                                         2,952,562
                                                                  -----------
                                                                  $ 3,508,651
                                                                  -----------
              Total Consumer Durables & Apparel                   $15,325,962
                                                                  -----------
              Consumer Services - 0.8%
              Casinos & Gaming - 0.3%
 45,600       Opap SA*                                            $ 1,711,362
                                                                  -----------
              Hotels, Resorts & Cruise Lines - 0.5%
 48,000       Carnival Corp.                                      $ 2,484,480
                                                                  -----------
              Total Consumer Services                             $ 4,195,842
                                                                  -----------
              Media - 1.7%
              Broadcasting & Cable TV - 1.0%
625,987       ITV Plc*                                            $ 1,208,011
 59,200       M6 Metropole Television*                              1,813,138
196,500       Mediaset S.p.A.                                       2,299,558
                                                                  -----------
                                                                  $ 5,320,707
                                                                  -----------
              Movies & Entertainment - 0.7%
107,452       Vivendi Universal                                   $ 3,361,745
                                                                  -----------
              Total Media                                         $ 8,682,452
                                                                  -----------
              Retailing - 2.1%
              Catalog Retail - 0.3%
 88,700       GUS Plc                                             $ 1,639,937
                                                                  -----------
              Department Stores - 1.7%
 39,200       Next Plc*                                           $ 1,207,801
455,000       Takashimaya Co., Ltd.                                 7,101,922
                                                                  -----------
                                                                  $ 8,309,723
                                                                  -----------
              Specialty Stores - 0.1%
202,700       HMV Group Plc                                       $   664,654
                                                                  -----------
              Total Retailing                                     $10,614,314
                                                                  -----------
              Food & Drug Retailing - 2.2%
              Drug Retail - 0.5%
219,400       Boots Co., Plc                                      $ 2,484,490
                                                                  -----------

18    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                                 Value
              Hypermarkets & Supercenters - 1.7%
213,000       AEON Co., Ltd.                                      $ 5,598,989
 58,900       Carrefour Supermarch*                                 2,781,716
                                                                  -----------
                                                                  $ 8,380,705
                                                                  -----------
              Total Food & Drug Retailing                         $10,865,195
                                                                  -----------
              Food, Beverage & Tobacco - 4.2%
              Brewers - 0.3%
 77,800       South African Breweries Plc*                        $ 1,585,533
                                                                  -----------
              Distillers & Vintners - 1.0%
261,900       Diageo Plc                                          $ 3,901,337
  5,300       Pernod Ricard SA*                                       985,379
                                                                  -----------
                                                                  $ 4,886,716
                                                                  -----------
              Packaged Foods & Meats - 2.9%
 87,973       Associated British Foods Plc*                       $ 1,292,746
 27,300       Nestle SA                                             8,009,258
339,300       Toyo Suisan Kaisha, Ltd.                              5,379,842
                                                                  -----------
                                                                  $14,681,846
                                                                  -----------
              Total Food, Beverage & Tobacco                      $21,154,095
                                                                  -----------
              Household & Personal Products - 0.2%
              Personal Products - 0.2%
 27,200       Oriflame Cosmetics SA                               $   775,292
                                                                  ----------
              Total Household & Personal Products                 $   775,292
                                                                  ----------
              Health Care Equipment & Services - 0.5%
              Health Care Equipment - 0.5%
 21,100       Synthes, Inc.                                       $ 2,525,037
                                                                  -----------
              Total Health Care Equipment & Services              $ 2,525,037
                                                                  -----------
              Pharmaceuticals & Biotechnology - 7.3%
              Biotechnology - 0.1%
 54,500       Cambridge Antibody Technology Group*                $   668,444
                                                                  -----------

The accompanying notes are an integral part of these financial statements.   19

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited)                         (continued)
--------------------------------------------------------------------------------

 Shares                                                                 Value
              Pharmaceuticals - 7.2%
 98,500       Astellas Pharma, Inc.                               $ 4,066,170
178,900       AstraZeneca Plc                                       8,683,579
181,200       Daiichi Sankyo Co., Ltd.*                             3,749,259
    178       Mayne Pharma, Ltd.*                                         344
 74,400       Roche Holdings AG                                    11,756,897
360,989       Shire Plc                                             5,834,746
 38,600       UCB SA                                                1,905,386
                                                                  -----------
                                                                  $35,996,381
                                                                  -----------
              Total Pharmaceuticals & Biotechnology               $36,664,825
                                                                  -----------
              Banks - 14.2%
              Diversified Banks - 14.2%
130,000       Banco Popolare Di Verona*                           $ 2,984,666
890,600       Barclays Plc                                          9,524,182
120,068       BNP Paribas SA                                       10,712,128
110,200       Commonwealth Bank of Australia                        3,722,918
185,300       Depfa Bank Plc*                                       3,162,618
102,000       Development Bank of Singapore, Ltd.                   1,034,278
 12,900       Kookmin Bank (A.D.R.)                                 1,028,646
    497       Mitsubishi UFJ Financial Group, Inc.                  7,171,340
409,400       Royal Bank of Scotland Group Plc                     12,678,699
 61,686       Societe Generale                                      8,150,540
    645       Sumitomo Mitsui Financial Group, Inc.                 7,513,460
380,900       Turkiye Is Bankasi (Isbank)                           3,445,251
                                                                  -----------
                                                                  $71,128,726
                                                                  -----------
              Total Banks                                         $71,128,726
                                                                  -----------
              Diversified Financials - 5.6%
              Asset Management & Custody Banks - 0.9%
 34,500       Julius Baer Holding                                 $ 2,769,935
 51,300       Man Group Plc*                                        1,866,220
                                                                  -----------
                                                                  $ 4,636,155
                                                                  -----------
              Diversified Capital Markets - 3.7%
215,862       CS Group                                            $12,617,723
 53,607       Deutsche Bank AG                                      5,758,378
                                                                  -----------
                                                                  $18,376,101
                                                                  -----------

20    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                                 Value
              Investment Banking & Brokerage - 0.6%
255,000       Daiwa Securities Group, Inc.                        $ 2,984,230
                                                                  -----------
              Diversified Financial Services - 0.4%
 28,950       Fortis*                                             $ 1,007,325
 27,534       ING Groep NV                                            983,143
                                                                  -----------
                                                                  $ 1,990,468
                                                                  -----------
              Specialized Finance - 0.0%
     18       Banque Nationale De Belgique*                       $    71,541
                                                                  -----------
              Total Diversified Financials                        $28,058,495
                                                                  -----------
              Insurance - 4.2%
              Life & Health Insurance - 0.2%
 30,100       China Life Insurance Co. (A.D.R.)*                  $ 1,231,993
                                                                  -----------
              Multi-Line Insurance - 2.4%
282,393       Aviva plc                                           $ 3,643,944
 95,223       AXA                                                   3,228,055
  5,300       Helvetia Partia Holding*                              1,203,872
 17,900       Zurich Financial Services*                            3,918,499
                                                                  -----------
                                                                  $11,994,370
                                                                  -----------
              Property & Casualty Insurance - 0.8%
335,000       Mitsui Sumitomo Insurance Co.                       $ 4,100,546
                                                                  -----------
              Reinsurance - 0.8%
 51,136       Swiss Re                                            $ 3,802,019
                                                                  -----------
              Total Insurance                                     $21,128,928
                                                                  -----------
              Real Estate - 1.3%
              Real Estate Management & Development - 1.3%
265,000       Henderson Land Development*                         $ 1,348,419
254,000       Mitsui Fudosan Co.                                    5,327,950
                                                                  -----------
                                                                  $ 6,676,369
                                                                  -----------
              Total Real Estate                                   $ 6,676,369
                                                                  -----------

The accompanying notes are an integral part of these financial statements.   21

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited)                         (continued)
--------------------------------------------------------------------------------

   Shares                                                               Value
               Software & Services - 1.8%
               IT Consulting & Other Services - 1.8%
   27,800      Atos Origin*                                       $ 2,059,377
   23,300      Cap Gemini SA*                                       1,063,815
   52,500      Nomura Research Institute, Ltd.                      6,058,560
                                                                  -----------
                                                                  $ 9,181,752
                                                                  -----------
               Total Software & Services                          $ 9,181,752
                                                                  -----------
               Technology Hardware & Equipment - 3.9%
               Communications Equipment - 1.7%
2,306,400      Ericsson LM Tel Sur B                              $ 8,323,552
                                                                  -----------
               Computer Hardware - 1.1%
  834,000      Toshiba Corp.                                      $ 5,326,024
                                                                  -----------
               Computer Storage & Peripherals - 0.1%
   14,100      Logitech International SA*                         $   599,395
                                                                  -----------
               Office Electronics - 1.0%
   85,900      Canon, Inc.                                        $ 5,177,510
                                                                  -----------
               Total Technology Hardware & Equipment              $19,426,481
                                                                  -----------
               Semiconductors - 0.3%
               Semiconductor Equipment - 0.3%
   75,200      ASM Lithography Holding NV*                        $ 1,694,413
                                                                  -----------
               Total Semiconductors                               $ 1,694,413
                                                                  -----------
               Telecommunication Services - 5.5%
               Alternative Carriers - 1.1%
   66,500      Fastweb*                                           $ 3,221,717
  324,200      Inmarsat Plc*                                        2,036,376
                                                                  -----------
                                                                  $ 5,258,093
                                                                  -----------
               Integrated Telecommunication Services - 3.1%
   37,000      Brasil Telecom Participacoes SA                    $ 1,317,570
  266,800      France Telecom SA                                    6,078,742
  174,400      Telekom Austria AG                                   4,220,891
  660,300      Telia AB*                                            3,753,587
                                                                  -----------
                                                                  $15,370,790
                                                                  -----------

22    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                               Value
               Wireless Telecommunication Services - 1.3%
    1,900      NTT Mobile Communications, Inc.                   $  3,035,952
   98,300      Mobile Telesystems (A.D.R.)                          3,684,284
                                                                 ------------
                                                                 $  6,720,236
                                                                 ------------
               Total Telecommunication Services                  $ 27,349,119
                                                                 ------------
               Utilities - 3.0%
               Electric Utilities - 1.4%
   63,534      E.On AG                                           $  7,094,800
                                                                 ------------
               Gas Utilities - 1.2%
1,284,900      Tokyo Gas Co., Ltd.                               $  5,924,301
                                                                 ------------
               Multi-Utilities - 0.4%
  196,700      National Grid Plc                                 $  2,005,045
                                                                 ------------
               Total Utilities                                   $ 15,024,146
                                                                 ------------
               TOTAL COMMON STOCKS
               (Cost $426,202,523)                               $483,407,847
                                                                 ------------
               TOTAL INVESTMENT IN SECURITIES - 97.8%
               (Cost $433,140,562) (a)(b)                        $491,076,907
                                                                 ------------
               OTHER ASSETS AND LIABILITIES - 2.2%               $ 10,784,883
                                                                 ------------
               TOTAL NET ASSETS - 100.0%                         $501,861,790
                                                                 ============

(A.D.R.) American Depositary Receipt

(G.D.R.) Global Depositary Receipt

*   Non-income producing security.

(a) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in equity securities, is as follows:

Japan                                            29.5%
United Kingdom                                   15.2
France                                           14.7
Switzerland                                      10.8
Germany                                           8.2
Sweden                                            3.3
Italy                                             2.5
Netherlands                                       2.0
Spain                                             2.0
Brazil                                            1.9
Australia                                         1.0
Ireland                                           1.0
Other (individually less than 1%)                 7.9
                                                -----
                                                100.0%
                                                =====

The accompanying notes are an integral part of these financial statements.   23

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06  (unaudited)                         (continued)
--------------------------------------------------------------------------------

(b) At January 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $433,140,562 was as follows:

Aggregate gross unrealized gain for all investments in which there is
an excess of value over tax cost                                               $60,798,527
Aggregate gross unrealized loss for all investments in which there is
an excess of tax cost over value                                                (2,862,182)
                                                                               -----------
Net unrealized gain                                                            $57,936,345
                                                                               ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2006 aggregated $456,097,394 and 539,845,354, respectively.

24    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 1/31/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $433,140,562)            $491,076,907
  Foreign currencies, at value (cost $5,811,255)                       5,841,785
  Receivables -
    Investment securities sold                                        10,060,740
    Fund shares sold                                                     507,832
    Dividends, interest and foreign taxes withheld                       761,554
                                                                    ------------
     Total assets                                                   $508,248,818
                                                                    ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                 $  3,004,671
    Fund shares repurchased                                               80,188
    Forward foreign currency settlement contracts, net                    37,783
  Due to bank                                                          2,891,928
  Due to affiliates                                                       19,862
  Accrued expenses                                                       352,596
                                                                    ------------
     Total liabilities                                              $  6,387,028
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $324,219,403
  Distributions in excess of net investment income                    (1,609,291)
  Accumulated net realized gain on investments and foreign
    currency transactions                                            121,271,659
  Net unrealized gain on investments                                  57,936,345
  Net unrealized gain on forward foreign currency contracts
    and other assets and liabilities denominated in
    foreign currencies                                                    43,674
                                                                    ============
     Total net assets                                               $501,861,790
                                                                    ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $34,588,721/2,317,970 shares)                   $      14.92
                                                                    ============
  Class B (based on $3,844,853/264,128 shares)                      $      14.56
                                                                    ============
  Class C (based on $327,162/22,372 shares)                         $      14.62
                                                                    ============
  Class Y (based on $463,101,054/30,984,322 shares)                 $      14.95
                                                                    ============
MAXIMUM OFFERING PRICE:
  Class A ($14.92 [divided by] 94.25%)                              $      15.83
                                                                    ============

The accompanying notes are an integral part of these financial statements.   25

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/06

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $333,604)             $  3,686,910
  Interest                                                                93,221
                                                                    ------------
     Total investment income                                                         $   3,780,131
                                                                                     -------------
EXPENSES:
  Management fees                                                   $  2,304,427
  Transfer agent fees and expenses
   Class A                                                                 7,254
   Class B                                                                 3,841
   Class C                                                                    55
   Class Y                                                                 4,263
  Distribution fees
   Class A                                                                34,953
   Class B                                                                17,037
   Class C                                                                   288
   Class Y                                                                71,145
  Administrative reimbursements                                          171,808
  Custodian fees                                                         798,244
  Registration fees                                                       42,263
  Professional fees                                                      137,390
  Printing expense                                                        21,257
  Fees and expenses of nonaffiliated trustees                             17,183
  Miscellaneous                                                           25,527
                                                                    ------------
     Total expenses                                                                  $   3,656,935
     Less management fees waived and
       expenses reimbursed by the advisor                                                 (346,247)
     Less fees paid indirectly                                                                (192)
                                                                                     -------------
     Net expenses                                                                    $   3,310,496
                                                                                     -------------
       Net investment income                                                         $     469,635
                                                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY CONTRACTS:
  Net realized gain on:
   Investments                                                      $174,149,410
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                   174,010     $ 174,323,420
                                                                    ------------     -------------
  Change in net unrealized gain (loss) on:
   Investments                                                      $(91,831,267)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                    41,530     $ (91,789,737)
                                                                    ------------     -------------
       Net gain on investments and foreign
        currency transactions                                                        $  82,533,683
                                                                                     -------------
       Net increase in net assets resulting
        from operations                                                              $  83,003,318
                                                                                     =============

26    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/06 and the Year Ended 7/31/05

                                                           Six Months
                                                             Ended
                                                            1/31/06        Year Ended
                                                          (unaudited)      7/31/05
FROM OPERATIONS:
Net investment income                                     $    469,635    $  6,403,034
Net realized gain on investments and foreign
  currency contracts                                       174,323,420      26,346,170
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                        (91,789,737)     63,580,940
                                                          ------------    ------------
    Net increase in net assets resulting
     from operations                                      $ 83,003,318    $ 96,330,144
                                                          ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.14 and $0.11 per share, respectively)     $   (293,740)   $   (156,931)
    Class B ($0.01 and $0.04 per share, respectively)           (3,679)         (8,376)
    Class Y ($0.21 and $0.13 per share, respectively)       (6,520,683)     (4,114,271)
Net realized gain:
    Class A ($1.51 and $0.00 per share, respectively)       (2,922,450)              -
    Class B ($1.51 and $0.00 per share, respectively)         (344,424)              -
    Class C ($1.51 and $0.00 per share, respectively)           (2,980)              -
    Class Y ($1.51 and $0.00 per share, respectively)      (45,406,875)              -
                                                          ------------    ------------
     Total distributions to shareowners                   $(55,494,831)   $ (4,279,578)
                                                          ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 31,517,010    $ 64,305,256
Capital contributions                                                -          12,000
Reinvestment of distributions                               32,872,218       2,000,011
Cost of shares repurchased                                 (83,395,889)    (53,726,869)
                                                          ------------    ------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                         $(19,006,661)   $ 12,590,398
                                                          ------------    ------------
    Net increase in net assets                            $  8,501,826    $104,640,964
NET ASSETS:
Beginning of period                                        493,359,964     388,719,000
                                                          ------------    ------------
End of period (including distributions in excess
  of net investment income of $(1,609,291)
  and undistributed net investment income
  of $4,739,784)                                          $501,861,790    $493,359,964
                                                          ============    ============

The accompanying notes are an integral part of these financial statements.   27

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

                                   '06 Shares      '06 Amount    '05 Shares      '05 amount
                                  (unaudited)     (unaudited)
CLASS A
Shares sold                           687,111    $ 10,036,552     1,199,840    $ 15,969,281
Capital contributions                       -               -             -           1,000
Reinvestment of distributions         224,639       3,087,901        10,718         144,262
Less shares repurchased              (302,882)     (4,388,823)     (876,730)    (11,245,063)
                                     --------    ------------    ----------    ------------
    Net increase                      608,868    $  8,735,630       333,828    $  4,869,480
                                     --------    ------------    ----------    ------------
CLASS B
Shares sold                            37,687    $    534,136        69,696    $    902,038
Reinvestment of distributions          21,675         287,759           514           6,779
Less shares repurchased               (30,559)       (435,998)      (26,759)       (342,727)
                                     --------    ------------    ----------    ------------
    Net increase                       28,803    $    385,897        43,451    $    566,090
                                     ========    ============    ==========    ============
CLASS C(a)
Shares sold                            22,226    $    312,611
Reinvestment of distributions             145           1,930
                                     --------    ------------
    Net increase                       22,371    $    314,541
                                     ========    ============
CLASS Y
Shares sold                         1,422,592    $ 20,633,711     3,588,803    $ 47,433,937
Capital contributions                       -               -             -          11,000
Reinvestment of distributions       2,132,175      29,494,628       136,758       1,848,970
Less shares repurchased            (5,375,545)    (78,571,068)   (3,154,625)    (42,139,079)
                                   ----------    ------------    ----------    ------------
    Net increase (decrease)        (1,820,778)   $(28,442,729)      570,936    $  7,154,828
                                   ==========    =============   ==========    ============

-----------------
(a)  Class C shares were first publicly offered on September 23, 2005.

28    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months Ended
                                                          1/31/06(c)     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                         (unaudited)      7/31/05      7/31/04    7/31/03     7/31/02    7/31/01(b)
CLASS A
Net asset value, beginning of period                         $ 14.13      $ 11.45      $  8.69    $  7.81     $  9.49     $ 12.36
                                                             -------      -------      -------    -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                $ (0.03)     $  0.18      $  0.07    $  0.01     $  0.02     $  0.06
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             2.47         2.61         2.78       0.87       (1.70)      (2.54)
                                                             -------      -------      -------    -------     -------     -------
   Net increase (decrease) from investment operations        $  2.44      $  2.79      $  2.85    $  0.88     $ (1.68)    $ (2.48)
                                                             -------      -------      -------    -------     -------     -------
Distributions to shareowners:
 Net investment income                                       $ (0.14)     $ (0.11)     $ (0.09)   $ (0.01)    $     -     $ (0.03)
 Net realized gain                                             (1.51)           -            -          -           -       (0.36)
                                                             -------      -------      -------    -------     -------     -------
Total distributions                                          $ (1.65)     $ (0.11)     $ (0.09)   $ (0.01)    $     -     $ (0.39)
                                                             -------      -------      -------    -------     -------     -------
Capital contribution                                         $     -      $  0.00(a)   $     -    $     -     $     -     $     -
Redemption fees                                                    -            -         0.00(a)    0.01           -           -
                                                             -------      -------      -------    -------     -------     -------
Net increase (decrease) in net asset value                   $  0.79      $  2.68      $  2.76    $  0.88     $ (1.68)    $ (2.87)
                                                             -------      -------      -------    -------     -------     -------
Net asset value, end of period                               $ 14.92      $ 14.13      $ 11.45    $  8.69     $  7.81     $  9.49
                                                             =======      =======      =======    =======     =======     =======
Total return*                                                  18.35%       24.44%       32.90%     11.35%     (17.70)%    (20.62)%
Ratio of net expenses to average net assets+                    1.59%**      1.37%        1.34%      1.36%       1.60%       1.62%
Ratio of net investment income (loss) to average net           (0.12)%**     1.47%        1.20%      1.25%       0.35%       0.52%
 assets+
Portfolio turnover rate                                          187%**        12%           7%        18%        160%         45%
Net assets, end of period (in thousands)                     $34,589      $24,193      $15,782    $ 4,711     $ 3,932     $ 2,685
Ratios with no waiver of management fees and assumption
 of expenses by the advisor and no reduction for fees
 paid indirectly:
Net expenses                                                   1.69%**      1.57%        1.85%      1.86%       1.89%       1.89%
 Net investment income (loss)                                  (0.22)%**     1.27%        0.69%      0.75%       0.06%       0.25%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid
 indirectly:
 Net expenses                                                   1.59%**      1.37%        1.34%      1.36%       1.60%       1.62%
 Net investment income (loss)                                  (0.12)%**     1.47%        1.20%      1.25%       0.35%       0.52%

(a)  Amount rounds to less than one cent per share.
(b) Net investment income (loss) is based on average shares outstanding during the period.
(c) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
The accompanying notes are an integral part of these financial statements.    29

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months Ended
                                                             1/31/06(c)   Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)     7/31/05     7/31/04    7/31/03     7/31/02     7/31/01(b)
CLASS B
Net asset value, beginning of period                         $13.78        $11.19       $ 8.49     $ 7.64     $  9.35     $ 12.25
                                                             ------        ------       ------     ------     -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                $(0.08)       $ 0.07       $(0.03)    $    -     $ (0.03)    $ (0.05)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                            2.38          2.56         2.73       0.85       (1.68)      (2.49)
                                                             ------        ------       ------     ------     -------     -------
   Net increase (decrease) from investment operations        $ 2.30        $ 2.63       $ 2.70     $ 0.85     $ (1.71)    $ (2.54)
                                                             ------        ------       ------     ------     -------     -------
Distributions to shareowners:
 Net investment income                                        (0.01)        (0.04)           -          -           -           -
 Net realized gain                                            (1.51)            -            -          -           -       (0.36)
                                                             ------        ------       ------     ------     -------     -------
Total distributions                                          $(1.52)       $(0.04)      $    -     $    -     $     -     $ (0.36)
                                                             ------        ------       ------     ------     -------     -------
Capital contributions                                        $    -        $ 0.00(a)    $    -     $    -     $     -     $     -
Redemption fees                                                   -             -         0.00(a)       -           -           -
                                                             ------        ------       ------     ------     -------     -------
Net increase (decrease) in net asset value                   $ 0.78        $ 2.59       $ 2.70     $ 0.85     $ (1.71)    $ (2.90)
                                                             ------        ------       ------     ------     -------     -------
Net asset value, end of period                               $14.56        $13.78       $11.19     $ 8.49     $  7.64     $  9.35
                                                             ======        ======       ======     ======     =======     =======
Total return*                                                 17.81%        23.52%       31.80%     11.13%     (18.29)%    (21.25)%
Ratio of net expenses to average net assets+                   2.46%**       2.11%        2.09%      2.11%       2.36%       2.38%
Ratio of net investment income (loss) to average net          (0.96)%**      0.58%        0.30%      0.75%      (0.39)%     (0.44)%
 assets+                                                                                     7%        18%        160%         45%
Portfolio turnover rate                                         187%**         12%      $2,147     $  810     $   471     $   516
Net assets, end of period (in thousands)                     $3,845        $3,242
Ratios with no waiver of management fees and assumption
 of expenses by the advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                  2.63%**       2.33%        2.59%      2.61%       2.64%       2.65%
 Net investment income (loss)                                 (1.13)%**      0.36%       (0.20)%     0.25%      (0.67)%     (0.71)%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid
 indirectly:
 Net expenses                                                  2.46%**       2.11%       2.09%      2.11%       2.36%       2.38%
 Net investment income (loss)                                 (0.96)%**      0.58%       0.30%      0.75%      (0.39)%     (0.44)%

(a)  Amount rounds to less than one cent per share.
(b) Net investment income (loss) is based on average shares outstanding during the period.
(c) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

30    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      9/23/05(a)
                                                                          to
                                                                       1/31/06
                                                                     (unaudited)
CLASS C
Net asset value, beginning of period                                    $14.38
                                                                        ------
Increase (decrease) from investment operations:
  Net investment loss                                                   $(0.02)
  Net realized and unrealized gain on investments and foreign
   currency transactions                                                  1.77
                                                                        ------
     Net increase from investment operations                            $ 1.75
Distributions to shareowners:
  Net realized gain                                                      (1.51)
                                                                        ------
Net increase in net asset value                                         $ 0.24
                                                                        ------
Net asset value, end of period                                          $14.62
                                                                        ======
Total return*                                                             6.91%(b)
Ratio of net expenses to average net assets+                              2.33%**
Ratio of net investment loss to average net assets+                      (1.42)%**
Portfolio turnover rate                                                    187%**
Net assets, end of period (in thousands)                                $  327
Ratios with waiver of management fees and assumption of
  expenses by the advisor and reduction for fees paid indirectly:
  Net expenses                                                            2.18%**
  Net investment loss                                                    (1.27)%**

(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    31

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months Ended
                                                             1/31/06(c)   Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                            (unaudited)   7/31/05      7/31/04    7/31/03     7/31/02     7/31/01(b)
CLASS Y
Net asset value, beginning of period                         $ 14.20     $  11.50     $   8.73   $   7.83    $   9.50    $  12.37
                                                             -------     --------     --------   --------    --------    --------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.03     $   0.18     $   0.11   $   0.02    $   0.04    $   0.06
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             2.44         2.65         2.76       0.89       (1.70)      (2.53)
                                                             -------     --------     --------   --------    --------    --------
   Net increase (decrease) from investment operations        $  2.47     $   2.83     $   2.87   $   0.91    $  (1.66)   $  (2.47)
                                                             -------     --------     --------   --------    --------    --------
Distributions to shareowners:
 Net investment income                                       $ (0.21)    $  (0.13)    $  (0.11)  $  (0.02)   $  (0.01)   $  (0.04)
 Net realized gain                                             (1.51)           -            -          -           -       (0.36)
                                                             -------     --------     --------   --------    --------    --------
Total distributions                                          $ (1.72)    $  (0.13)    $  (0.11)  $  (0.02)   $  (0.01)   $  (0.40)
                                                             -------      -------     --------   --------    --------    --------
Capital contributions                                        $     -     $   0.00(a)  $      -   $      -    $      -    $      -
Redemption fees                                                    -            -         0.01       0.01           -           -
                                                             -------     --------     --------   --------    --------    --------
Net increase (decrease) in net asset value                   $  0.75     $   2.70     $   2.77   $   0.90    $  (1.67)   $  (2.87)
                                                             -------     --------     --------   --------    --------    --------
Net asset value, end of period                               $ 14.95     $  14.20     $  11.50   $   8.73    $   7.83    $   9.50
                                                             =======     ========     ========   ========    ========    ========
Total return*                                                  18.47%       24.63%       33.02%     11.73%     (17.49)%    (20.50)
Ratio of net expenses to average net assets+                    1.32%**      1.21%        1.19%      1.21%       1.45%       1.47%
Ratio of net investment income to average net assets+           0.22%**      1.42%        1.13%      1.52%       0.56%       0.59%
Portfolio turnover rate                                          187%**        12%           7%        18%        160%         45%
Net assets, end of period (in thousands)                     $463,101    $465,924     $370,794   $254,736    $185,374    $145,744
Ratios with no waiver of management fees and assumption
 of expenses by the advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                   1.46%**      1.44%     1.74%      1.76%       1.79%       1.79%
 Net investment income                                          0.08%**      1.19%     0.58%      0.97%       0.22%       0.27%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid
 indirectly:
 Net expenses                                                   1.32%**      1.21%     1.19%      1.21%       1.45%       1.47%
 Net investment income                                          0.22%**      1.42%     1.13%      1.52%       0.56%       0.59%

(a)  Amount rounds to less than one cent per share.
(b) Net investment income (loss) is based on average shares outstanding during the period.
(c) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

32    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies Pioneer International Core Equity Fund (the Fund) is one of seven portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth International Equity Fund. AmSouth International Equity Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth International Equity Fund on September 22, 2005). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited)                   (continued)
--------------------------------------------------------------------------------

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited)                   (continued)
--------------------------------------------------------------------------------

   in the value of foreign currencies relative to the U.S. dollar. At January 31, 2006, the Fund had no outstanding portfolio hedges.

   The Fund's gross forward currency settlement contracts receivable and payable at January 31, 2006 were $9,878,432 and $9,917,181, respectively, resulting in a net payable of $38,749.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains/or the repatriation of foreign currencies in certain countries. During the six months ended January 31, 2006, the Fund paid no such taxes.

   In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation of certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of January 31, 2006, the Fund had no reserve related to capital gains.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended July 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                      2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                  $4,279,578
  Long-term capital gain                                    -
                                                   ----------
    Total                                          $4,279,578
                                                   ----------

   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2005.

--------------------------------------------------------------------------------
                                                      2005
--------------------------------------------------------------------------------
  Undistributed ordinary income                  $  5,995,026
  Capital loss carryforward                        (2,096,335)
  Unrealized appreciation                         146,235,209
                                                 ------------
    Total                                         150,133,900
                                                 ------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment on passive foreign investment company (PFIC) holdings.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributors, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano) earned $1,112 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2006.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited)                   (continued)
--------------------------------------------------------------------------------

   Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of Unicredito Italiano, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, are required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million and 0.75% of the excess over $500 million. The management fee was equivalent to 0.93% of the average daily net assets for the period.

Prior to the reorganization, AmSouth Asset Management Inc. ("AAMI") was the Fund's investment adviser. The investment advisory services of AAMI were performed under an investment advisory agreement, pursuant to which the Fund paid AAMI an annual fee equal to 0.90% of the Fund's average daily net assets.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.60%, 2.50% and 2.50% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through December 1, 2008 for Class A shares and through December 1, 2006 for Class B and Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At January 31, 2006, $13,389 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3. Transfer Agent

Since the reorganization, PIMSS provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $6,123 in transfer agent fees payable to PIMSS at January 31, 2006.

4. Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $350 in distribution fees payable to PFD at January 31, 2006.

In addition, redemptions of each class of shares (except Class Y) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Effective September 23, 2005 Class B shares that are redeemed within five

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited)                   (continued)
--------------------------------------------------------------------------------

years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended January 31, 2006, CDSCs of $2,091 were paid to PFD.

The Fund charges a 2.0% redemption fee on each class of shares sold within 30 days of purchase. For Class A shares this fee became effective November 1, 2003, while for Class B and C shares this fee became effective July 1, 2004. The fee does not apply to certain types of transactions as described in the Fund's prospectus. For the six months ended January 31, 2006, the Fund collected $9 in redemption fees, which are included in the Fund's capital account.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2006, the Fund's expenses were reduced by $192 under such arrangements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                               Officers
John F. Cogan, Jr., Chairman           John F. Cogan, Jr., President
David R. Bock                          Osbert M. Hood, Executive
Mary K. Bush                             Vice President
Margaret B.W. Graham                   Vincent Nave, Treasurer
Thomas J. Perna                        Dorothy E. Bourassa, Secretary
Marguerite A. Piret
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 6-month period ended August 31, 2004 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    TREASURY
                                    RESERVES
                                      FUND

                                   Semiannual
                                     Report

                                    1/31/06

                              [LOGO] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           2
Portfolio Management Discussion                                 4
Fixed-Income Glossary                                           7
Portfolio Summary                                               8
Performance Update                                              9
Comparing Ongoing Fund Expenses                                10
Schedule of Investments (unaudited)                            12
Financial Statements                                           14
Notes to Financial Statements                                  20
Factors Considered by the Independent Trustees in Approving
the Management Contract                                        25
Trustees, Officers and Service Providers                       29

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We would like to welcome you to the first report of the Pioneer Treasury Reserves Fund. We would like to extend a special welcome to fund investors who have joined us from the AmSouth Funds. On September 23, 2005 the transaction bringing all of the AmSouth Funds to Pioneer Investments was finalized.

As we look back at 2005, U.S. investors can see a year of major challenges, though without much change in the market indices. The problems in Iraq continued, oil prices rose, and three major hurricanes hit the United States. Short-term interest rates ratcheted steadily higher. Nevertheless, inflation remained low, the economy and corporate earnings continued to grow, and intermediate and long-term rates stayed about the same, signaling market confidence that the Federal Reserve could control the inflationary pressures induced by a rising economy.

The growing economy and profits were not reflected in the small gains in the major U.S. stock market indices, as declining Price/Earnings ratios largely offset earnings gains. Among capitalization ranges, Mid-caps continued to lead, while Growth returns lagged Value only modestly.

The U.S. economy faces challenges in 2006, but from a position of relative strength. Although overall U.S. economic growth may slow somewhat in 2006, this would not necessarily be bad news for investors who are more concerned about inflation risk than the risk of economic weakness.

Fourth quarter gross domestic (GDP) product was slower than the preceding quarters, but this may be more of an aberration than an emerging trend as the first quarter GDP is likely to be quite strong. Past increases in interest rates and energy prices have not stalled economic, employment, or profit growth yet. Recent Fed language ("...some further measured policy firming may be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance.") suggested it is nearing the end of its steady tightening of monetary policy. That said, the Fed has signaled it is willing to continue to raise rates to prevent possible economic overheating and a rise in inflation. In the interim, growth appears solid and inflation appears to still be well-contained.

Letter

In 2005, rising interest rates and improving business conditions helped the dollar strengthen versus the euro, yen, and other key currencies. The stronger dollar muted - for U.S. investors - the high stock returns local investors in international markets enjoyed. Looking forward, the economies of Europe, Japan, and the emerging markets appear likely to exhibit continued growth and we continue to have a positive view of the opportunities in international equity markets for the coming year. Like the U.S. Fed, though, the European Central Bank and the Bank of Japan appear to be moving toward higher interest rate policies as their economies strengthen, limiting the opportunity for bond market rallies.

The breadth of economic possibilities here and abroad underscores the importance of maintaining a well-diversified portfolio. We believe this is a good time for investors to review their portfolio holdings with their advisor and determine if their portfolios are positioned to benefit from the wide range of investment opportunities that exist across many asset classes, and from the risk reduction that prudent asset allocation can offer.

Respectfully,
/s/ Osbert M. Hood
Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Before investing, consider the fund's objectives, risks, charges and expenses. Contact your advisor or Pioneer investments for a prospectus containing this information. Read it carefully.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06
--------------------------------------------------------------------------------

The U.S. economy demonstrated some resiliency in the face of higher oil prices and the devastation caused by Hurricane Katrina - producing solid economic growth during the first half of Pioneer Treasury Reserves Fund's fiscal year. To help avert inflationary pressures, a vigilant Federal Reserves Board (the
Fed) raised the Federal Funds rate - a key short-term interest rate - five times during the reporting period. Consequently, yields on short-term money market securities rose and contributed to more favorable returns for your portfolio.

In the following interview, Andrew Feltus and Richard Schlanger discuss the rising-rate environment and their efforts to capture the higher income potential for your portfolio during the six months ended January 31, 2006. Mr. Feltus is responsible for the Fund's day-to-day management. Mr. Schlanger is a member of Pioneer's Fixed Income Group. Pioneer Treasury Reserves Fund was created through the reorganization of AmSouth Treasury Reserve Money Market Fund on September 23, 2005.

Q:  How did the Fund perform during the six months ended January 31, 2006?

A: For the six months ended January 31, 2006, Class A shares of Pioneer Treasury Reserves Fund produced a total return of 1.42% at net asset value. In comparison, the Merrill Lynch 90-Day Treasury Bill Index returned 1.86% for the reporting period. That benchmark invests exclusively in Treasury bills, whereas the Fund holds a broader mix of high-quality money market instruments issued by the U.S. Treasury and agencies of the U.S. government. The average return for the 85 U.S. Treasury Money Market Funds tracked by Lipper, Inc. was 1.49% for the same period. (Lipper, Inc. is an independent firm that measures mutual fund performance.)

    We believe the Fund's slight underperformance was due to its relatively short average days to maturity in the first few months of the reporting period, since securities with shorter maturities generally have lower yields. Since late September, when the Fund came under management at Pioneer, we have endeavored to extend the Fund's average days to maturity to take advantage of market fluctuations and lock in the higher yields.

    Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: How did you position the portfolio to benefit from rising interest rates?

A: With the Fed raising short-term interest rates five times during the six-month period, the Federal Funds rate climbed from 3.25% at the beginning of the reporting period to 4.50% by January 31. This environment created opportunities for us to increase the Fund's income potential, since we were able to reinvest the proceeds from the sale of maturing holdings in higher-yielding money-market securities. The Fund's seven-day effective compound yield was 2.22% on January 31.

Q:  Did you add any new holdings to the portfolio?

A: Yes. At the beginning of the fiscal year, the Fund held repurchase agreements, which mature on the day after they are issued, and Treasury bills and notes with very short maturities. We continued to invest in these markets, but have added longer-dated Treasury bills and Treasury notes with maturities under 30 days and in the 30- to 60-day range to capture the higher income offered by rising interest rates.

    We also purchased a Federal Home Loan Mortgage Corporation (FHLMC) discount note, which matures on February 28, 2006. This note was yielding more than 4% at the time of purchase when the Federal Funds rate and repurchase agreements were yielding in the range of 3.25% to 3.50%. In addition to providing incremental income relative to other investment opportunities, this high-quality security added valuable diversity to your portfolio.

    On January 31, 2006, the Fund's average days to maturity was 15 days.

Q:  What is your investment outlook?

A: With its announcement on January 31 to raise the Federal Funds rate for the 14th consecutive time since it began its program of increases in June
    2004, we think that the Federal Reserve Board may be nearing the end of steady tightening of monetary policy. As this becomes more certain, we would be inclined to extend the

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/06                            (continued)
--------------------------------------------------------------------------------

    portfolio's average days to maturity to lock in income for longer periods of time. We'll continue to look for investment opportunities with the potential to increase the Fund's income without comprising its commitment to quality and safety of principal.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FIXED-INCOME GLOSSARY
--------------------------------------------------------------------------------

Call Feature - A provision of a bond giving the issuer the right (but not the obligation) to buy a specified amount of an underlying security at a specified price within a specified time.

Call Protection - A protective provision of a callable security prohibiting the issuer from calling back the security for a period early in its life.

Core Inflation - the rise in the cost of goods and services minus the cost of food and energy.

Credit Rating - A published ranking, based on detailed financial analysis by an independent agency of a bond-issuing entity for its ability to pay obligations of that debt. The highest rating is usually AAA, and the lowest is D.

Duration - a measure of the bond's sensitivity to interest rate changes. The longer the duration in years, the longer an investor needs to wait for the bulk of interest payments, and the more its price will drop as interest rates go up.


Federal Reserve Board (the Fed) - establishes monetary policy, such as interest rates, and monitors the economic health of the country.

Federal Funds Rate - the overnight interest rate which the Federal Reserve applies when lending money to banks.

Liquidity - The degree to which an asset or security can be bought or sold in the market without affecting the asset's price. Liquidity is characterized by a high level of trading activity.

Maturity - the date a bond issuer must repay the principal borrowed through the issue of a bond.

Mortgaged-backed Securities (MBS) - An investment representing ownership of an undivided interest in a group of bundled mortgages. Principal and interest payments on individual mortgages are the income paid to MBS investors. Also known as mortgage pass-through.

Tight Monetary Policy - when the Federal Reserve takes action to curb inflation by reducing the money set aside for emergencies or other future needs of commercial banks dealing with the public, thus slowing the amount of money in circulation.

Yield - The rate of income generated from a stock in the form of dividends, or the effective rate of interest paid on a bond, calculated by the coupon rate divided by the bond's market price. In general, yield is the annual rate of return for any investment and is expressed as a percentage.

Yield Curve - A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, and also to predict changes in economic output and growth.

Source: Investopedia.com

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 1/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S Government & Agency Obligations     72.7%
Temporary Cash Investments              27.3%

 Largest Holdings

--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

    1.    U.S. Treasury Bill, 0.0%, 2/2/06                 25.71%
    2.    U.S. Treasury Bond, 1.625%, 2/28/06              21.40
    3.    U.S. Treasury Note, 0.0%, 3/9/06                  8.54
    4.    U.S Treasury Bond, 1.5%, 3/31/06                  8.54
    5.    U.S. Treasury Bill, 0.0%, 2/9/06                  4.28
    6.    Federal Home Loan Mortgage Corp., 0.0%, 2/28/06   4.27

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Treasury Reserves Fund
-----------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/06
-----------------------------------------------------------------------------

Share Prices
-----------------------------------------------------------------------------


Net Asset Value Per Share    1/31/06   7/31/05
Class A Shares            $1.00     $1.00
Class Y Shares            $1.00     $1.00

Distributions
-----------------------------------------------------------------------------

Per Share            Income        Short-Term       Long-Term
(8/1/05 - 1/31/06)   Dividends     Capital Gains    Capital Gains
Class A Shares       $0.0140        $   -            $   -
Class Y Shares       $0.0148        $   -            $   -

Yields*
-----------------------------------------------------------------------------

                    7-Day Annualized   7-Day Effective**
Class A Shares         2.20%              2.22%
Class Y Shares         2.44%              2.47%

 *   Please contact Pioneer to obtain the Fund's current 7-day yields.

 **  Assumes daily compounding of dividends.

     The performance of the Class A shares and Class Y shares of the fund includes the performance of AmSouth Treasury Reserve Money Market Fund Class A shares and AmSouth Treasury Reserve Money Market Fund Class I shares, respectively, prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Treasury Reserves Fund was created through the reorganization of AmSouth Treasury Reserve Money Market Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

     Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on actual returns from August 1, 2005 through January 31, 2006.

Share Class                                 A              Y
--------------------------------------------------------------
Beginning Account Value On 8/1/05     $1,000.00      $1,000.00
Ending Account Value On 1/31/06       $1,014.20      $1,015.00
Expenses Paid During Period*          $    4.18      $    3.40

* Expenses are equal to the Fund's annualized expense ratio of 0.82% and 0.67% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2005 through January 31, 2006.

Share Class                                 A              Y
--------------------------------------------------------------
Beginning Account Value On 8/1/05     $1,000.00      $1,000.00
Ending Account Value On 1/31/06       $1,021.05      $1,021.83
Expenses Paid During Period*          $    4.20      $    3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.82% and 0.67% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/06 (unaudited)
--------------------------------------------------------------------------------

  Principal
     Amount                                                                  Value
                 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 77.5%
$ 5,000,000      Federal Home Loan Mortgage Corp., 0.0%,
                   2/28/06                                            $  4,984,175
 30,000,000      U.S. Treasury Bill, 0.0%, 2/2/06                       29,996,816
  5,000,000      U.S. Treasury Bill, 0.0%, 2/9/06                        4,995,489
 25,000,000      U.S. Treasury Bond, 1.625%, 2/28/06                    24,958,042
 10,000,000      U.S. Treasury Bond, 1.5%, 3/31/06                       9,957,426
 10,000,000      U.S. Treasury Note, 0.0%, 3/9/06                        9,961,025
                                                                      ------------
                                                                      $ 84,852,973
                                                                      ------------
                 TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                 (Cost $84,852,973)                                   $ 84,852,973
                                                                      ------------
                 TEMPORARY CASH INVESTMENTS - 29.0%
                 Repurchase Agreements - 29.0%
 15,900,000      UBS Warburg, Inc., 4.28%, dated 1/31/06,
                 repurchase price of $15,900,000 plus accrued
                 interest on 2/1/06 collateralized by $16,258,000
                 U.S. Treasury Note, 2.5%, 5/31/06                    $ 15,900,000
 15,900,000      Merrill Lynch, 4.32%, dated 1/31/06, repurchase
                 price of $15,900,000 plus accrued interest
                 on 2/1/06 collateralized by $16,524,000
                 U.S. Treasury Bill, 4.38%, 6/29/06                     15,900,000
                                                                      ------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $31,800,000)                                   $ 31,800,000
                                                                      ------------
                 TOTAL INVESTMENT IN SECURITIES - 106.5%
                 (Cost $116,652,973)(a)                               $116,652,973
                                                                      ------------
                 OTHER ASSETS AND LIABILITIES - (6.5)%                $ (7,154,880)
                                                                      ------------
                 TOTAL NET ASSETS - 100.0%                            $109,498,093
                                                                      ============

12 The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) At January 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $116,652,973 was as follows:

     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost                                         $         -
     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value                                                   -
                                                                              -----------
     Net unrealized gain                                                      $         -
                                                                              ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2006 aggregated $7,824,828,384 and $7,876,704,970, respectively.

The accompanying notes are an integral part of these financial statements.   13

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 1/31/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $116,652,973)      $116,652,973
  Receivables -
    Fund shares sold                                               110,934
    Dividends, interest and foreign taxes withheld                 227,722
                                                              ------------
      Total assets                                            $116,991,629
                                                              ------------
LIABILITIES:
  Payables -
    Investment securities purchased                           $  5,002,503
    Fund shares repurchased                                         35,783
    Dividends                                                      214,602
  Due to bank                                                    2,125,139
  Due to affiliates                                                 28,708
  Accrued expenses                                                  86,801
                                                              ------------
      Total liabilities                                       $  7,493,536
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $109,492,715
  Undistributed net investment income                                8,216
  Accumulated net realized loss on investments                      (2,838)
                                                              ------------
      Total net assets                                        $109,498,093
                                                              ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $44,309,446/44,264,559 shares)            $       1.00
                                                              ============
  Class Y (based on $65,188,647/65,123,298 shares)            $       1.00
                                                              ============

14 The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
-----------------------------------------------------------------------------
For the Six Months Ended 1/31/06


INVESTMENT INCOME:
    Interest                                                            $2,598,239
                                                                        ----------
EXPENSES:
  Management fees                                        $287,218
  Transfer agent fees and expenses
    Class A                                                18,665
    Class Y                                                 7,803
  Distribution fees
    Class A                                                48,524
    Class Y                                                13,192
  Administrative reimbursements                            49,718
  Custodian fees                                           16,590
  Registration fees                                        36,651
  Professional fees                                        51,944
  Printing expense                                          5,639
  Fees and expenses of nonaffiliated trustees               5,138
  Miscellaneous                                            16,997
                                                         --------
      Total expenses                                                    $  558,079
      Less management fees waived and expenses
       reimbursed by the advisor                                           (28,121)
      Less fees paid indirectly                                                (30)
                                                                        ----------
      Net expenses                                                      $  529,928
                                                                        ----------
       Net investment income                                            $2,068,311
                                                                        ----------
REALIZED GAIN ON INVESTMENTS:
  Net increase in net assets resulting from operations                  $2,068,311
                                                                        ==========

The accompanying notes are an integral part of these financial statements.   15

Pioneer Treasury Reserves Fund
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
For the Six Months Ended 1/31/06 and the Year Ended 7/31/05

                                                           Six Months
                                                             Ended
                                                            1/31/06         Year Ended
                                                          (unaudited)         7/31/05
FROM OPERATIONS:
Net investment income                                   $    2,068,311    $    2,967,353
                                                        --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.014 and $0.016 per share,
     respectively)                                      $     (891,869)   $   (1,155,649)
    Class Y ($0.015 and $0.017 per share,
     respectively)                                          (1,168,226)       (1,815,300)
                                                        --------------    --------------
     Total distributions to shareowners                 $   (2,060,095)   $   (2,970,949)
                                                        --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $  125,978,226    $  403,809,814
Reinvestment of distributions                                  387,053           587,558
Cost of shares repurchased                                (183,683,065)     (444,697,589)
                                                        --------------    --------------
    Net decrease in net assets resulting from
     Fund share transactions                            $  (57,317,786)   $  (40,300,217)
                                                        --------------    --------------
    Net decrease in net assets                          $  (57,309,570)   $  (40,303,813)
NET ASSETS:
Beginning of period                                        166,807,663       207,111,476
                                                        --------------    --------------
End of period (including undistributed net investment
  income of ($8,216 and $0.00, respectively)            $  109,498,093    $  166,807,663
                                                        ==============    ==============

16 The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                             '06 Shares       '06 Amount        '05 Shares        '05 Amount
                             (unaudited)      (unaudited)
CLASS A
Shares sold                   48,460,957    $   48,460,694      163,300,620    $  163,351,493
Reinvestment of
  distributions                  301,821           301,821          331,411           331,411
Less shares repurchased      (75,249,919)      (75,249,919)    (165,817,480)     (165,817,480)
                             -----------    --------------     ------------    --------------
    Net decrease             (26,487,141)   $  (26,487,404)      (2,185,449)   $   (2,134,576)
                             ===========    ==============     ============    ===============
CLASS Y
Shares sold                   77,517,902    $   77,517,532      240,386,476    $  240,458,321
Reinvestment of
  distributions                   85,232            85,232          256,147           256,147
Less shares repurchased     (108,433,146)     (108,433,146)    (278,880,109)     (278,880,109)
                            ------------    --------------     ------------    --------------
    Net decrease             (30,830,012)   $  (30,830,382)     (38,237,486)   $  (38,165,641)
                             ===========    ==============     ============    ===============

The accompanying notes are an integral part of these financial statements.   17

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                        Ended
                                                                     1/31/06(b)    Year Ended
                                                                     (unaudited)     7/31/05
CLASS A
Net asset value, beginning of period                                  $  1.00       $  1.00
                                                                      -------       -------
Increase from investment operations:
 Net investment income                                                $  0.01       $  0.02
                                                                      -------       -------
Distributions to shareowners:
 Net investment income                                                $ (0.01)      $ (0.02)
                                                                      -------       -------
Net asset value, end of period                                        $  1.00       $  1.00
                                                                      =======       =======
Total return*                                                            1.42%         1.62%
Ratio of net expenses to average net assets+                             0.82%**       0.70%
Ratio of net investment income to average net assets+                    2.79%**       1.62%
Net assets, end of period (in thousands)                              $44,309       $70,793
Ratios with no waiver of management fees and assumption
 of expenses by the advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                            0.86%**       0.69%
 Net investment income                                                   2.75%**       1.63%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                            0.82%**       0.70%
 Net investment income                                                   2.79%**       1.62%

                                                                       Year Ended     Year Ended   Year Ended   Year Ended
                                                                        7/31/04         7/31/03      7/31/02     7/31/01
CLASS A
Net asset value, beginning of period                                   $   1.00        $  1.00      $  1.00      $  1.00
                                                                       --------        -------      -------      -------
Increase from investment operations:
 Net investment income                                                 $      -(a)     $  0.01      $  0.01      $  0.05
                                                                       --------        -------      -------      -------
Distributions to shareowners:
 Net investment income                                                 $  (0.00)(a)    $ (0.01)     $ (0.01)     $ (0.05)
                                                                       --------        -------      -------      -------
Net asset value, end of period                                         $   1.00        $  1.00      $  1.00      $  1.00
                                                                       ========        =======      =======      =======
Total return*                                                              0.25%          0.56%        1.53%        4.95%
Ratio of net expenses to average net assets+                               0.77%          0.84%        0.79%        0.72%
Ratio of net investment income to average net assets+                      0.26%          0.60%        1.54%        4.90%
Net assets, end of period (in thousands)                               $ 72,929        $46,753      $98,582      $99,777
Ratios with no waiver of management fees and assumption
 of expenses by the advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                              1.02%          1.01%        0.96%        0.95%
 Net investment income                                                     0.01%          0.43%        1.37%        4.67%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                              0.77%          0.84%        0.79%        0.72%
 Net investment income                                                     0.26%          0.60%        1.54%        4.90%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

18 The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                        Ended
                                                                     1/31/06(b)    Year Ended
                                                                     (unaudited)     7/31/05
CLASS Y
Net asset value, beginning of period                                  $  1.00       $  1.00
                                                                      -------       -------
Increase from investment operations:
 Net investment income                                                $  0.01       $  0.02
                                                                      -------       -------
Distributions to shareowners:
 Net investment income                                                $ (0.01)      $ (0.02)
                                                                      -------       -------
Net asset value, end of period                                        $  1.00       $  1.00
                                                                      -------       -------
Total return*                                                            1.50%         1.67%
Ratio of net expenses to average net assets+                             0.67%**       0.65%
Ratio of net investment income to average net assets+                    2.96%**       1.60%
Net assets, end of period (in thousands)                              $65,189       $96,014
Ratios with no waiver of management fees and assumption
 of expenses by the advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                            0.71%**       0.85%
 Net investment income                                                   2.92%**       1.40%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                            0.67%**       0.65%
 Net investment income                                                   2.96%**       1.60%

                                                                       Year Ended     Year Ended   Year Ended   Year Ended
                                                                        7/31/04         7/31/03      7/31/02     7/31/01
CLASS Y
Net asset value, beginning of period                                   $   1.00        $  1.00      $   1.00    $   1.00
                                                                       --------        -------      --------    --------
Increase from investment operations:
 Net investment income                                                 $      -(a)     $  0.01      $   0.02    $   0.05
                                                                       --------        -------      --------    --------
Distributions to shareowners:
 Net investment income                                                 $  (0.00)(a)    $ (0.01)     $  (0.02)   $  (0.05)
                                                                       --------        -------      --------    --------
Net asset value, end of period                                         $   1.00        $  1.00      $   1.00    $   1.00
                                                                       ========        =======      ========    ========
Total return*                                                              0.33%          0.71%         1.68%       5.06%
Ratio of net expenses to average net assets+                               0.69%          0.68%         0.65%       0.62%
Ratio of net investment income to average net assets+                      0.35%          0.78%         1.70%       4.99%
Net assets, end of period (in thousands)                               $134,182        $41,676      $218,404    $266,738
Ratios with no waiver of management fees and assumption
 of expenses by the advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                              0.92%          0.90%         0.86%       0.85%
 Net investment income                                                     0.12%          0.56%         1.49%       4.76%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                              0.69%          0.68%         0.65%       0.62%
 Net investment income                                                     0.35%          0.78%         1.70%       4.99%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    19

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Treasury Reserves Fund (the Fund) is one of seven portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Treasury Reserve Money Market Fund. AmSouth Treasury Reserves Money Market Fund transferred all of the net assets of Class A and Y shares into the Fund's Class A and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Treasury Reserve Money Market Fund on September 22, 2005). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek current income, preservation of capital and liquidity through investments in high-quality short term securities.

The Trustees have authorized the issuance of four classes of shares of the Fund. The Fund offers two classes of shares designated as Class A and Class Y shares. Class B and Class C shares are not currently offered. The Fund may offer Class B and Class C shares in the future. Shares of Class A and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Class A shareowners. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

    When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended July 31, 2005 was as follows:

----------------------------------------------
                                    2005
----------------------------------------------
  Distributions paid from:
  Ordinary income              $2,970,949
  Long-term capital gain                -
                               ----------
    Total                      $2,970,949
                               ==========
----------------------------------------------

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

    The following shows the components of accumulated losses on a federal income tax basis at July 31, 2005.

--------------------------------------------------------------------------------
                                         2005
--------------------------------------------------------------------------------
  Undistributed ordinary income     $370,981
  Capital Loss Carryforward           (2,838)
  Dividend Payable                  (370,981)
  Unrealized appreciation                  -
                                    --------
    Total                           $ (2,838)
                                    ========
--------------------------------------------------------------------------------

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class Y shares can bear different transfer agent and distribution fees.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, and is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

Effective January 1, 2006 Pioneer's annual fee will be equal to 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. The management fee was equivalent to 0.40% of the average daily net assets for the period.

Prior to the reorganization, AmSouth Asset Management Inc. ("AAMI") was the Fund's investment adviser. The investment advisory services of AAMI were performed under an investment advisory agreement, pursuant to which the Fund paid AAMI an annual fee equal to 0.40% of the Fund's average daily net assets.

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by PIM at any time without notice.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

January 31, 2006, $3,689 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

3. Transfer Agent

Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $24,848 in transfer agent fees payable to PIMSS at January 31, 2006.

4. Distribution Plan

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredito Italiano, a service fee of up to 0.15% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $171 in distribution fees payable to PFD at January 31, 2006.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended January 31, 2006, the Fund's expenses were reduced by $30 under such arrangements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively the "Trustees") vote separately to approve the initial adoption of the Fund's management contract (the "Management Contract") and its continuation annually thereafter. The Trustees have determined that the terms of the Management Contract are fair and reasonable and that approval of the contract will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

The Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the approval of the Management Contract, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser and its services to the other Pioneer Funds. Both in meetings specifically dedicated to approval of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the investment and management services that the Investment Adviser proposed to provide under the Management Contract. These materials included (i) the general investment outlook in the markets in which the Fund would invest, (ii) arrangements in respect of the distribution of the Fund's shares, (iii) the procedures to be employed to determine the value of each of the Fund's assets, (iv) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (v) the record of compliance with the investment policies and restrictions of other Pioneer Funds and with the Investment Adviser's Code of Ethics and the structure and responsibilities of the Investment Adviser's

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

compliance department, and (vi) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' approval of the Management Contract, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee the Investment Adviser proposed to charge under the Management Contract. Among other items, this information included data or analyses of (1) the proposed management fee of the Fund and the management fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (2) the estimated expense ratio for the Fund and the expense ratios for a peer group of funds selected by the Independent Trustees for this purpose, (3) the overall organization of the Investment Adviser, (4) the Investment Adviser's financial results and condition, and (5) investment management staffing. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are not incurred as fees based on a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their approval of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareholders. The Trustees considered the benefits to shareholders of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareholder services.

B. Compliance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the number, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareholders of the other Pioneer Funds, including administrative and shareholder services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services to be provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and can be expected to serve the shareholders of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee was at approximately the median relative to the management fees paid by the other funds in that peer group. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services anticipated to be provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also considered the Fund's estimated expense ratio and expense ratios

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

    for the comparable period of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio was estimated to be below the median of the peer group.

F. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that in light of anticipated growth of the Fund, break points in the management fee were not necessary at this time. However, the Trustees would evaluate the need for break points from time to time.

G. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees anticipated to be paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareholder services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. The Trustees considered it appropriate to retain the management services of the Investment Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund is fair and reasonable and voted to approve the Management Contract.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Margaret B.W. Graham
Osbert M. Hood
Thomas J. Perna
Marguerite A. Piret
John Winthrop

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive
Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.



N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Fund's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Funds investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Fund in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Fund has been impaired or that it is disqualified from acting as independent auditors to the Fund.

N/A



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


 Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.



Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  March 31, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date  March 31, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date  March 31, 2006

* Print the name and title of each signing officer under his or her signature.